Exhibit 10.1

PURCHASE AND SALE AGREEMENT
This Purchase and Sale Agreement (this “Agreement”), dated May 27, 2016 (“Execution Date”), is by and between PDC Energy, Inc., a Delaware corporation, (“Seller”) and PetroShare Corp., a Colorado corporation (“Buyer”).  Seller and Buyer may be referred to herein individually as a “Party” or collectively as the “Parties.”
In consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties agree as follows:
ARTICLE I
PURCHASE AND SALE
1.1            Purchase and Sale.  Subject to the terms and conditions of this Agreement, Seller agrees to sell and convey to Buyer, and Buyer agrees to purchase and receive from Seller, the Assets, as defined below.
1.2            Assets.  The “Assets” are all of Seller’s right, title, and interest, in and to the following:
(a)            The oil and gas leases and other leasehold interests described in Exhibit A, and all amendments, renewals, extensions, top leases or ratifications thereof (collectively, the “Leases”), insofar and only insofar as they cover the lands described on Exhibit A, together with the lands currently pooled, unitized, or consolidated therewith (collectively, the “Lands”);
(b)            The oil and/or gas wells described in Exhibit B, whether drilling, awaiting completion, producing, shut-in or temporarily abandoned (collectively, the “Wells”), together with all equipment, machinery, fixtures, casing, tubing, flow lines, gathering lines, facilities and other tangible personal property and improvements located on Lands or used or held for use solely in connection with the Wells;
(c)            The oil, gas, condensate, casinghead gas, plant products and other hydrocarbons, whether liquid or gaseous, in, on or under or that may be produced from the Leases, Lands or Wells (collectively, the “Hydrocarbons”);
(d)            To the extent transferable, all unitization, pooling and communitization agreements, declarations, orders, permits, licenses, authorizations and approvals, insofar as they pertain to the Leases, Lands, Hydrocarbons or Wells;
(e)            To the extent transferable without payment of additional consideration, all contracts, agreements and instruments pertaining to the Leases, Lands, Hydrocarbons or Wells, including those described on Exhibit C (collectively, the “Contracts”);
(f)             To the extent transferable without payment of additional consideration, all surface leases, subsurface leases, surface use agreements, rights-of-way, easements, licenses, permits and other surface or subsurface agreements used or held for use solely in connection with the Leases, Lands, Hydrocarbons or Wells, including those described on Exhibit D (collectively, the “Surface Agreements”); and

(g)            All files and records directly relating to the items described in Sections 1.2(a) through (f), including without limitation, lease, land, well, division order, title and contract files, landowner contact information, abstracts, title opinions, and maps, but excluding however, any files or records covered by the attorney-client or work-product privilege or confidentiality restrictions that prevent their disclosure to Buyer (collectively, the “Records”).
1.3            Effective Time.  The purchase and sale of the Assets shall be effective as of April 1, 2016 at 7:00 a.m. Mountain Time (the “Effective Time”).
ARTICLE II
PURCHASE PRICE
2.1            Purchase Price.  The purchase price for the Assets shall be Five Million One Hundred Fifty-Four Thousand Six Hundred Thirty Dollars ($5,154,630.00) (the “Purchase Price”), subject to adjustment in accordance with the terms and conditions set forth in this Agreement.
2.2            Deposit.  Simultaneous with the execution of this Agreement, Buyer shall wire transfer to Seller an amount equal to ten percent (10%) of the Purchase Price (the “Deposit”).  The Deposit (and all accrued interest thereon) shall be held by Seller and either:  (i) retained by Seller and credited against the Purchase Price at Closing, if Closing occurs, or (ii) if Closing does not occur, returned to Buyer or retained by Seller in accordance with Section 11.2.
2.3            Allocation of the Purchase Price.  Each Lease has been subdivided into one or more tracts, as depicted on Exhibit A (each a “Tract”), comprised of those lands and/or the depths covered by such Lease where the ownership of Seller differs from the remaining lands and/or depths covered by such Lease.  The Parties have allocated 100% of the Purchase Price on a Tract-by-Tract basis among only those Tracts that cover, at a minimum, both the Codell and Niobrara formations (the “C/N Formations”, and each such Tract, a “C/N Tract”), as set forth in Schedule 2.3.  The amount so allocated to a particular C/N Tract is referred to herein as the “Allocated Value” for such C/N Tract.
2.4            Adjustments To Purchase Price.  All adjustments to the Purchase Price shall be made in accordance with this Section 2.4, without duplication.
(a)            Proration of Costs and Revenues.  Buyer shall be entitled to all production of Hydrocarbons from or attributable to the Assets on or after the Effective Time (and all products and proceeds attributable thereto), and to all other income, proceeds, receipts and credits earned with respect to the Assets at or after the Effective Time, and shall be responsible for (and entitled to any refunds with respect to) all Property Expenses, as defined herein, incurred on or after the Effective Time.  Seller shall be entitled to all Hydrocarbons produced from or attributable to the Assets prior to the Effective Time (and all products and proceeds attributable thereto), and to all other income, proceeds, receipts and credits earned with respect to the Assets prior to the Effective Time, and shall be responsible for (and entitled to any refunds with respect to) all Property Expenses incurred prior to the Effective Time.  “Earned” and “incurred,” as used in this Agreement shall be interpreted in accordance with GAAP and COPAS standards, except as otherwise specified in this Agreement.  For purposes of allocating production (and proceeds and accounts receivable with respect thereto), (1) liquid Hydrocarbons shall be deemed to be “from or attributable to” the Assets when they pass through the pipeline connecting into the storage facilities into which they are run, and (2) gaseous Hydrocarbons shall be deemed to be “from or attributable to” the Assets when they pass through the royalty measurement meters, delivery point sales meters, or custody transfer meters on the gathering lines or pipelines through which they are transported (whichever is closest to the well).  Seller shall utilize reasonable interpolative procedures, consistent with industry practice, to allocate of production when exact meter readings or gauging and strapping data are not available.

(b)            The term “Property Expenses” means all expenses and payments of every kind attributable to the Assets, including capital expenses, operating expenses, facilities and plant expenses, joint interest billings, overhead costs charged to the Assets under the applicable operating agreement, lease operating expenses, lease rental and maintenance costs, and Burdens.
(c)            Upward Adjustments.  The Purchase Price shall be adjusted upward by:
(i)       to the extent received and retained by Buyer (1) the proceeds from the sale of Hydrocarbons from or attributable to the Assets prior to the Effective Time, net of all net profit payments, royalties (including landowner’s, overriding, and nonparticipating), and other similar burdens measured by or payable out of production of Hydrocarbons (“Burdens”) therefrom, and (2) other proceeds earned with respect to the Assets prior to the Effective Time;
(ii)      the value (based on the applicable contract price) of all Hydrocarbons in pipelines, flowlines, or tanks above the pipeline connection, or unsold inventory of plant products, in each case, as of the Effective Time and less Burdens;
(iii)     the amount of Property Expenses incurred from and after the Effective Time paid by or on behalf of Seller; and
(iv)     any other amount provided for in this Agreement or as may be agreed to in writing by the Parties.
(d)            Downward Adjustments.  The Purchase Price shall be adjusted downward by:
(i)       to the extent received and retained by Seller:  (1) the proceeds, net of Burdens, from the sale of Hydrocarbons from or attributable to the Assets on or after the Effective Time, and (2) other proceeds earned with respect to the Assets on or after the Effective Time;
(ii)      the amount of Property Expenses incurred prior to the Effective Time paid by or on behalf of Buyer; and
(iii)     the amount of proceeds of Hydrocarbon production held in suspense by Seller (the “Suspense Amounts”);

(iv)     the amounts by which the Purchase Price is reduced pursuant to Section 3.2, due to the exercise of any preferential right to purchase;
(v)      the amounts by which the Purchase Price is reduced pursuant to Section 4.2(d), due to Title Defects;
(vi)     the amounts by which the Purchase Price is reduced pursuant to Section 5.4, due to Environmental Defects;
(vii)    the amount of Net Casualty Losses, pursuant to Section 8.2
(viii)   the amount of all Taxes allocated to Seller in accordance with Section 9.1 that are not paid by or on behalf of Seller prior to Closing; and
(ix)     any other amount provided for in this Agreement or as may be agreed to in writing by the Parties.
(e)            Settlement Statement.  On or before three (3) business days prior to the Closing Date (as defined below), Seller shall submit a “Settlement Statement” to Buyer for Buyer’s comment and approval.  The Settlement Statement shall set forth Seller’s calculation of the Purchase Price, as adjusted in accordance with Section 2.4.  Within two (2) business days of receipt of the Settlement Statement, Buyer shall deliver to Seller a written report containing any proposed changes to the Settlement Statement and an explanation of the proposed changes.  If the Parties cannot agree on the Settlement Statement on or before Closing, the Settlement Statement as prepared by Seller will be used to adjust the Purchase Price at Closing.  The Purchase Price, as adjusted under this Section 2.4, less the Deposit, is the “Closing Amount”.
ARTICLE III
BUYER’S DUE DILIGENCE
3.1            Due Diligence.
(a)            Access to Records.  Upon execution of this Agreement, Seller shall make the Records available to Buyer during Seller’s normal business hours so that Buyer may conduct its due diligence review.  Seller shall assist Buyer in obtaining such additional information from third parties as Buyer may reasonably request.
(b)            On-site Inspection.  Upon execution of this Agreement, Seller shall grant Buyer and its representatives access to the Assets during Seller’s normal business hours so that Buyer may conduct, at Buyer’s sole risk and expense, on-site inspections, including Phase I environmental assessments (each, an “Environmental Assessment”) of all or any portion of the Assets.  Buyer shall not conduct any sampling or other invasive investigation activities without the prior notice and consent of Seller, which may be withheld in Seller’s sole discretion.  If Buyer or its agents prepares an Environmental Assessment of any Asset, Buyer shall keep such assessment confidential and promptly furnish copies thereof to Seller.  In connection with any on-site inspections, Buyer (i) shall coordinate with Seller in advance and shall not perform any on-site inspections or Environmental Assessments without a representative of Seller accompanying Buyer; (ii) shall not to interfere with the normal operation of the Assets, (iii) shall comply with all requirements of the operators of the Assets, (iv) represents that it is adequately insured; and (v) shall be liable for and shall indemnify Seller for Losses caused by Buyer or its representatives in connection therewith.

3.2            Preferential Rights and Consents.  The preferential rights to purchase, rights of first refusal, options or similar rights affecting any of the Assets and the third party consents required to assign any of the Assets are set forth on Schedule 3.2.  Within five (5) business days from the Execution Date, Seller shall deliver notices to the holders thereof, and shall promptly provide copies of any response to such notices to Buyer.  To the extent that such preferential right is exercised by such third party, and such interest to any of the Assets are sold, such interest in the Assets will be excluded from the transaction contemplated hereby (the “Transaction”) and the Purchase Price will be adjusted downward by the Allocated Value of the Assets purchased by the third part exercising such right.
ARTICLE IV
TITLE MATTERS
4.1            Definitions.
(a)            Defensible Title.  “Defensible Title” means such ownership in any C/N Tract that, subject to and except for Permitted Encumbrances:
(i)       entitles Seller to receive a share of the Hydrocarbons produced, saved and marketed from any C/N Tract, after satisfaction of all Burdens thereon (“NRI”) insofar and only insofar as to the C/N Formations, of not less than the NRI of such C/N Tract as shown on Exhibit A;
(ii)      results in Seller owning at least the number of Net Acres set forth in Exhibit A for any C/N Tract insofar and only insofar as to the C/N Formations (“Net Acre” shall mean the number of gross acres in the Lands covered by a Lease, multiplied by the lessor’s percentage interest in the fee oil and gas estate in such Lands, multiplied by Seller’s working interest in such Lease); and
(iii)     is free and clear of all mortgages, security interests, liens, and other similar encumbrances.

(b)            Permitted Encumbrances.  “Permitted Encumbrances” means:  (i) Burdens (payable or in suspense) if the net cumulative effect of such Burdens does not operate to reduce the NRI of Seller in any C/N Tract below the NRI shown on Exhibit A for such C/N Tract; (ii) all rights to consent by, required notices to, filings with, or other actions by any national, state or local government or any subdivision, agency, court, commission, department, board, bureau, regulatory authority or other division or instrumentality thereof (a “Governmental Entity”) in connection with the sale or conveyance of oil and gas leases or interests therein that are customarily obtained subsequent to the sale or conveyance; (iii) all rights of any Governmental Entity to control or regulate any of the Assets in any manner; (iv) rights of reassignment upon the surrender or expiration of any Lease; (v) liens or security interests created under joint operating agreements or by operation of Law in respect of obligations that are not yet due; (vi) liens for Taxes or assessments not yet due; (vii) any mortgage or deed of trust granted by the lessor or affecting only the lessor’s interest in a Lease, unless (1) such mortgage or deed of trust predates the applicable Lease, (2) has not been subordinated to such Lease, and (3) an event of default thereunder by the lessor has occurred and is continuing; (viii) any lien, security interest, or encumbrance affecting the Assets that is discharged at or prior to Closing; (ix) all Title Defects that Buyer has waived or is deemed to have waived; and (x) the Leases, Contracts, Surface Agreements, and all other liens, encumbrances, agreements, instruments, obligations, defects, and irregularities affecting the Assets that (in each case) do not individually or in the aggregate (1) materially impair the use, ownership or operation of the Assets (as currently owned and operated), (2) reduce the NRI of Seller in any C/N Tract below the NRI for such C/N Tract as set forth on Exhibit A, or (3) reduce the Net Acres of Seller in any C/N Tract below the Net Acres for such C/N Tract as set forth on Exhibit A, in the case of subsections (2) and (3), insofar and only insofar as to the C/N Formations.
(c)            Title Defect.  “Title Defect” means any lien, encumbrance, claim, defect in or objection to real property title, excluding Permitted Encumbrances, that renders the Seller’s title to any C/N Tract less than Defensible Title, provided however, that the following shall not be considered Title Defects:  (i) defects based on a gap in Seller’s chain of title in the applicable county records, unless such gap is affirmatively shown to exist in such records by an abstract of title, title opinion or landman’s title chain provided to Seller in connection with the respective Title Defect Notice; (ii) defects arising out of lack of corporate or other entity authorization or variance in entity name; (iii) defects arising out of lack of a survey, unless a survey is expressly required by applicable Laws; (iv) defects that are defensible by possession under applicable Laws of limitations, adverse possession or prescription; (v) defects resulting from the failure to record releases of liens, production payments, mortgages or deeds of trust that have expired by their own terms or the enforcement of which are barred by applicable statutes of limitation; (vi) defects that affect only which party has the right to receive royalty payments (rather than the amount or the proper payment of such royalty payment); (vii) defects in the chain of title based upon (1) the lack of formal or informal probate proceedings, heirship proceedings, or similar proceedings, (2) the failure to recite marital status in any instrument, or to secure execution of any instrument by the owner of a dower or homestead interest, or (3) the use of an affidavit of heirship or similar instrument of record to provide evidence of the death of an individual in the chain of title and their heirs or successors in interest, in each case, unless Buyer provides affirmative evidence that such defect results in another party’s superior claim of title to the relevant C/N Tract; (viii) defects based solely on lack of information in Seller’s files; (ix) defects arising from any prior oil and gas lease relating to the Lands not being released of record, unless Buyer provides affirmative evidence that such prior oil and gas lease is still in effect and results in another party’s superior claim of title to the relevant C/N Tract; (x) defects arising out of a change in drilling or spacing units, tract allocation or other changes in pool or unit participation occurring after the Execution Date; (xi) defects commonly encountered in the oil and gas industry in the geographic area in which the Assets are located that would not be considered material by a reasonably prudent operator of oil and gas wells in such area with knowledge of all the facts known to the Parties and appreciation of their legal significance, (x) defects that affect only those depths or formations other than the C/N Formations, and (xi) defects affecting any Asset that does not have an Allocated Value.

4.2            Title Defect Procedure.
(a)            Notice of Title Defects.  On or before 5:00 p.m. Mountain Time on June 24, 2016, (the “Defect Notice Date”), Buyer shall deliver to Seller a written notice (a “Title Defect Notice”) describing (i) each Title Defect and the C/N Tract affected thereby (a “Title Defect Property”), (ii) the basis for each Title Defect and (iii) Buyer’s good faith estimate of the Defect Amount of each Title Defect.  Any Title Defect that is not asserted by Buyer prior to the Defect Notice Date shall be deemed to be waived by Buyer, except for breaches of Seller’s special warranty of title not known to Buyer prior to the Defect Notice Date.
(b)            Title Defect Amount.  The “Title Defect Amount” is the amount by which the Allocated Value of a Title Defect Property is reduced as a result of the Title Defect, and shall be determined in accordance with the following methodology, terms and conditions:
(i)       if the Title Defect is a lien or encumbrance that is liquidated in amount, the Title Defect Amount shall be the cost of removing such lien or encumbrance;
(ii)      if the Parties agree on the Title Defect Amount, that amount shall be the Title Defect Amount;
(iii)     if the Title Defect is a discrepancy in the Net Acres covered by a C/N Tract and the Net Acres set forth in Exhibit A for such C/N Tract, the Title Defect Amount shall be the product of (x) the Allocated Value of such C/N Tract multiplied by (y) a fraction, the numerator of which is the amount of such discrepancy, and the denominator of which is the Net Acres set forth in Exhibit A for such C/N Tract;
(iv)     if the Title Defect represents an obligation, encumbrance, burden or charge upon or other defect in title of a type not described in subsections (i) through (iii) above, the Title Defect Amount shall be determined by taking into account the Allocated Value of the Title Defect Property, Seller’s interest in the Title Defect Property, the legal effect of the Title Defect, the potential economic effect of the Title Defect over the life of the Title Defect Property, the values placed upon the Title Defect by the Parties, and such other factors as are necessary to make a proper evaluation.
(c)            Seller’s Right to Cure.  Seller shall have the option, but not the obligation, to attempt to cure any Title Defect on or before the date that is ninety (90) days after Closing (the “Cure Period”).  If Seller cures any Title Defect prior to the end of the Cure Period, within ten (10) business days thereafter Buyer shall pay Seller the amount by which the Purchase Price was reduced at Closing pursuant to Section 4.2(d)(i).
(d)            Remedies for Title Defects.  Subject to Sections 4.2(c), (e) and (f), in the event that any Title Defect is not cured or waived by Buyer prior to Closing, the Purchase Price shall be reduced by the respective Title Defect Amount.
(e)            Title Deductible and Threshold.  Notwithstanding any provision herein to the contrary, in no event shall there be any adjustments to the Purchase Price or other remedies hereunder (i) for any individual Title Defect for which the Title Defect Amount is less than twenty thousand dollars ($20,000) (the “Defect Threshold”), or (ii) unless the sum of all Title Defect Amounts for any Title Defects that exceed the Defect Threshold exceeds four percent (4%) of the Purchase Price (the “Defect Deductible”), and then only for such excess amount.

(f)            Title Dispute Resolution.  The Parties shall attempt to resolve, through good faith negotiations, all disputes concerning (i) the existence and scope of a Title Defect, (ii) the Title Defect Amount, and (iii) the adequacy of Seller’s curative of any Title Defect (the “Title Disputed Matters”).  In the event the Parties cannot resolve any Title Disputed Matter on or before Closing or ten (10) business days following the end of the Cure Period, as applicable, it shall be resolved pursuant to Section 15.11(a).
ARTICLE V
ENVIRONMENTAL MATTERS
5.1            Definitions.
(a)            “Environmental Defect” means any condition in, on or under an Asset (including air, land, soil, surface and subsurface strata, surface water and ground water or sediments), that causes an Asset and/or the Seller to be in violation of Environmental Law or a condition that, if known to the relevant governmental authorities, would require an investigation or remediation pursuant to Environmental Laws.  For the avoidance of doubt, plugging and abandonment obligations or liabilities associated with any of the Assets shall not be considered an Environmental Defect.
(b)            “Environmental Laws” means those laws, statutes, rules, regulations, decrees, judgments, orders, or policies (“Laws”) issued or enforced by any Governmental Entity dealing with the protection of public health or the environment.
(c)            “Remediate” or “Remediation” means action taken to correct an Environmental Defect in accordance with applicable Environmental Laws.
5.2            Notice of Environmental Defects.  On or before the Defect Notice Date, Buyer shall deliver to Seller a written notice (an “Environmental Defect Notice”) describing (a) each Environmental Defect and the Asset(s) affected thereby, (b) the basis for each Environmental Defect, and (c) Buyer’s good faith estimate of the cost to Remediate each Environmental Defect.
5.3            Seller’s Right to Remediate.  Seller shall have the option, but not the obligation, at Seller’s sole expense, to attempt to Remediate any Environmental Defect prior to Closing.
5.4            Remedies for Environmental Defects.  Subject to Section 5.5 and 5.6, if any Environmental Defect is not Remediated or waived by Buyer prior to Closing, the Purchase Price shall be reduced by the cost to Remediate such Environmental Defect.
5.5            Environmental Deductible and Threshold.  Notwithstanding any provision herein to the contrary, in no event shall there be any adjustments to the Purchase Price or other remedies hereunder (i) for any individual Environmental Defect for which the cost to Remediate such Environmental Defect is less than the Defect Threshold, or (ii) unless the aggregate costs to Remediate all Environmental Defects that exceed the Defect Threshold exceeds the Defect Deductible, and then only for such excess amount.
5.6            Environmental Dispute Resolution.  The Parties shall attempt to resolve, through good faith negotiations, all disputes concerning (a) the existence and scope of an Environmental Defect, (b) the amount of the Remediation costs, and (c) the adequacy of Seller’s Remediation of any Environmental Defect (the “Environmental Disputed Matters”).  In the event the Parties cannot resolve any Environmental Disputed Matter on or before Closing, it shall be resolved pursuant to Section 15.11(a).

ARTICLE VI
SELLER’S REPRESENTATIONS
6.1            Seller represents and warrants to Buyer the following, as of the Execution Date and as of Closing:
(a)      Status.  Seller is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is qualified to do business in the State of Colorado.
(b)      Authorization and Enforceability.  This Agreement has been duly authorized and constitutes the valid, legal and binding obligation of Seller and is enforceable against it in accordance with its terms.  Seller’s execution, delivery and performance of this Agreement does not and will not violate any provision of Seller’s governing documents, or to Seller’s knowledge, any Law applicable to Seller or the Assets.
(c)      Liability for Brokers’ Fees.  Seller has not incurred any liability, contingent or otherwise, for brokers’ or finders’ fees relating to the Transaction for which Buyer shall have any responsibility whatsoever.
(d)      Litigation.  There is no action, suit, proceeding, claim or investigation by any mediator, arbitrator or Governmental Entity pending or, to Seller’s knowledge, threatened (1) against Seller with respect to the Assets, or (2) that is likely to impede Seller’s ability to consummate the Transaction.
(e)      No Bankruptcy.  There are no bankruptcy proceedings pending or, to Seller’s knowledge, contemplated or threatened in writing against Seller.
(f)       Material Contracts.  All of the agreements that materially affect the ownership or operation of the Assets are set forth on Exhibit C (collectively, the “Material Contracts”).  Seller has not received any written notice of a default or breach by any party to any Material Contract that has not been resolved.
(g)      Hydrocarbon Sales Contracts.  Except for the agreements set forth on Schedule 6.1(g), no Hydrocarbons are subject to a gathering, processing, balancing, sales, transportation or similar contract, and there are no calls upon, options to purchase or similar rights with respect to any Hydrocarbons.
(h)      Compliance with Law.  Except as set forth on Schedule 6.1(h), to Seller’s knowledge (1) the Assets operated by Seller have been operated in material compliance with all applicable Laws, including Environmental Laws, and (2) Seller has not received any written notice of a material violation of any applicable Law, including Environmental Laws, with respect to any of the Assets operated by Seller.
(i)       Receipt of Proceeds/Payment of Expenses and Burdens.  Seller is currently receiving its NRI share of revenue from sales of Hydrocarbons without suspense.  Seller has paid its working interest share of Property Expenses in the ordinary course. Seller has timely and properly paid all Burdens for which Seller is responsible.

(j)       No Pending Operations.  Except as set forth on Schedule 6.1(j), there are no contractual obligations, proposals, authorities for expenditures or elections (whether made by Seller or any third party) to conduct any operations on the Assets on or after the Effective Time.
(k)      Permits.  To Seller’s knowledge, (1) Seller has all material governmental licenses and permits and has properly made all material filings, necessary or appropriate to obtain those licenses and permits to own and operate the Assets, (2) such licenses, permits and filings are in full force and effect, and (3) no material violations exist in respect of any such licenses, permits or filings.  No proceeding is pending, or to Seller’s knowledge is threatened looking toward the challenging, revocation or limitation of any such licenses, permits of filings.
(l)       Leases and Contract Compliance.  To Seller’s knowledge, (i) the material terms of all Leases, operating agreements, production sales contracts, farmout agreements and other contracts or agreements respecting the Assets can be found either of record in the counties in which the Assets are located or are reflected or referenced in Seller’s files,  (ii) the Contracts are currently in full force and effect in accordance with their applicable terms, and (iii) Seller is in material compliance with the terms of all Leases and Contracts.
(m)      Lease Termination Notices.  To Seller’s knowledge, Seller has received no notice of termination of any of the Leases.
(n)      Prepayments and Calls.  To Seller’s knowledge, Seller is not (i) obligated by virtue of any prepayment arrangement under any contract for the sale of hydrocarbons, including “take or pay” obligation, hedging or forward sale agreements, or similar provisions or a production payment or any other arrangement to deliver hydrocarbons from the Assets at some future time without then or thereafter receiving full payment therefor, (ii) subject to any production sales agreements currently in effect that cannot be terminated, without penalty, with sixty (60) days prior written notice, and (iii) subject to any calls on production affecting the Assets.
(o)      Surface Access.  To Seller’s knowledge, there are no surface use or access agreements currently in force and effect that would materially interfere with oil and gas operations on the Leases, as currently conducted.
(p)      Plugging and Abandonment or Notices of Non-Compliance.  Except as disclosed on Schedule 6.1(p), to Seller’s knowledge, (i) none of the Wells included within the Assets has been represented by its operator, either in a pending AFE or other written proposal to other well participants, as currently in need of being plugged and abandoned, or (ii) Seller has not received any Notices of Non-Compliance or violations from the COGCC.
(q)      Taxes.  Subject to the provisions of this Agreement, all ad valorem, property, production, severance and similar taxes and assessments based on or measured by the ownership of property or the production of hydrocarbons or the receipt of proceeds therefrom with respect to the Assets for all periods prior to the Effective Date have been timely and properly paid and all such taxes and assessments which must be paid prior to the Closing shall have been properly paid by Seller.

(r)      Gas Imbalances.  There are no gas imbalances affecting the Assets.
ARTICLE VII
BUYER’S REPRESENTATIONS
7.1            Buyer represents and warrants to Seller the following, as of the Execution Date and as of Closing:
(a)            Organization and Standing.  Buyer is duly organized, validly existing and in good standing under the Laws of the State of Colorado.
(b)            Authorization and Enforceability.  This Agreement has been duly authorized and constitutes the valid, legal and binding obligation of Buyer and is enforceable against it in accordance with its terms.  Buyer’s execution, delivery and performance of this Agreement does not and will not violate any provision of Buyer’s governing documents, or to Buyer’s knowledge, any Law applicable to Buyer or the Assets.
(c)            Liability for Brokers’ Fees.  Buyer has not incurred any liability, contingent or otherwise, for brokers’ or finders’ fees relating to the Transaction for which Seller shall have any responsibility whatsoever.
(d)            Litigation.  There is no action, suit, proceeding, claim or investigation by any mediator, arbitrator or Governmental Entity pending or threatened in writing that is likely to impede Buyer’s ability to consummate the Transaction.
(e)            No Bankruptcy.  There are no bankruptcy proceedings pending or, to Buyer’s knowledge, contemplated or threatened in writing against Buyer.

(f)             Financial Resources.  Buyer has the financial resources available to close the Transaction without any financing contingency.
(g)            Buyer’s Evaluation.  Buyer is an experienced and knowledgeable investor in the oil and gas business and is aware of its risks.  Buyer has been afforded the opportunity to examine the Records.  Buyer has been advised by and has relied solely upon its own expertise and the expertise of its legal, tax and other professional counsel concerning the Transaction, the Assets and the value thereof.
ARTICLE VIII
COVENANTS AND AGREEMENTS
8.1            Restriction on Operations.  Unless Seller obtain the prior written consent of Buyer to act otherwise, which consent shall not be unreasonably withheld, delayed, or conditioned, from the Execution Date to the Closing Date, Seller shall not (i) approve, propose or undertake any operation on the Assets anticipated to cost more than twenty five thousand dollars ($25,000) per operation, net to Seller’s interest (excepting those operations set forth on Schedule 6.1(j) or emergency operations, provided Seller promptly notifies Buyer of such emergency operations); (ii) sell, transfer, assign, convey, reserve or otherwise dispose of any material part of the Assets (other than replacement of equipment or sale of Hydrocarbons in the normal course of business); (iii) modify, amend, terminate or release any Lease, Surface Agreement or Material Contract; (iv) enter, or agree to enter, any contract or agreement affecting the Assets; (v) let lapse any of Seller’s insurance now in force that would constitute a Material Contract; (vi) elect to go “non-consent” or otherwise not participate in any operation proposed with respect to the Assets, or (vii) waive, release, assign, settle or compromise any right, claim, action or proceeding relating to the Assets.

8.2            Casualty Loss.  Prior to Closing, if any Asset is destroyed by fire or other casualty or taken or threatened to be taken in condemnation or under the right of eminent domain (a “Casualty Loss”), and the resulting loss exceeds twenty five thousand dollars ($25,000) based on the Allocated Value of the affected Asset, then the following shall occur.  Prior to Closing, Seller, at its sole option and expense, may elect to cure a Casualty Loss, with respect to affected personal property by repairing it or replacing it with personal property of similar grade or utility, and with respect to affected real property, by replacing it with real property of a similar nature and kind that is reasonably acceptable to Buyer.  If prior to Closing the Casualty Loss is cured to Buyer’s reasonable satisfaction, Buyer shall purchase the affected Asset at Closing for the Allocated Value thereof, and Seller shall be entitled to all insurance proceeds with respect thereto.  If a Casualty Loss is not cured to Buyer’s reasonable satisfaction prior to Closing, then Buyer may (i) decline to purchase such Asset, in which event the Purchase Price shall be reduced by the Allocated Value of such Asset and Seller shall be entitled to all insurance proceeds with respect thereto; or (ii) elect to purchase such Asset, in which event the Purchase Price shall be reduced by the estimated cost to repair or replace such Asset, in accordance with this Section 8.2, up to the Allocated Value thereof, less the amount of insurance proceeds with respect thereto (the reduction being the “Net Casualty Loss”).
8.3            Announcements.  The Parties shall consult with each other with regard to all press releases and other announcements concerning this Agreement or the Transactions, allowing a reasonable period of time, not to exceed two (2) business days, for review and comment by the other Party; provided, however, that the foregoing shall not prevent either party from timely complying with any applicable securities laws or stock exchange rules.  Notwithstanding anything to the contrary in this Section 8.3, neither Party shall be named in any press release or other announcement without such Party’s prior written consent.
8.4            Disclaimers. EXCEPT FOR THE SPECIAL WARRANTY OF TITLE CONTAINED IN THE ASSIGNMENT AND THE EXPRESS REPRESENTATIONS AND WARRANTIES OF SELLER IN ARTICLE VI, SELLER EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED AS TO (i) TITLE TO ANY OF THE ASSETS, (ii) THE ENVIRONMENTAL CONDITION OF THE ASSETS, OR ANY MATTER RELATING TO ENVIRONMENTAL LAWS, DEFECTS, LOSSES, HAZARDOUS SUBSTANCES, HYDROCARBONS, NORM OR THE PROTECTION OF HUMAN HEALTH, SAFETY, OR THE ENVIRONMENT, (iii) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE ASSETS, (iv) ANY ESTIMATES OF THE VALUE OF THE ASSETS OR FUTURE REVENUES GENERATED BY THE ASSETS, (v) THE CONDITION, QUALITY, SUITABILITY, MERCHANTABILITY, FREEDOM FROM LATENT VICES OR DEFECTS, FITNESS FOR A PARTICULAR PURPOSE OR MARKETABILITY OF THE ASSETS, (vi) ANY MATERIALS OR INFORMATION MADE AVAILABLE OR COMMUNICATED TO BUYER OR ITS REPRESENTATIVES IN CONNECTION WITH THE TRANSACTION, INCLUDING THE RECORDS, OR (vii) THE CONFORMITY TO MODELS OR SAMPLES, AND BUYER WAIVES ALL RIGHTS OF A PURCHASER UNDER LAW TO CLAIM DIMINUTION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE OR OTHER CONSIDERATION, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT BUYER SHALL BE DEEMED TO BE OBTAINING THE ASSETS IN THEIR PRESENT STATUS, CONDITION AND STATE OF REPAIR, “AS IS” AND “WHERE IS” WITH ALL FAULTS OR DEFECTS (KNOWN OR UNKNOWN, LATENT, DISCOVERABLE OR UNDISCOVERABLE), AND THAT BUYER HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS BUYER DEEMS APPROPRIATE.

8.5            Seller will cooperate with Buyer, at Buyer’s expense, in any reasonable manner in connection with Buyer’s efforts to obtain approvals, licenses and permits that it may need in order to operate the Assets after the Closing.
ARTICLE IX
TAXES
9.1            Taxes.  “Taxes” shall mean all ad valorem, property, production, excise, net proceeds, severance and all other taxes and similar obligations assessed against the Assets or based upon or measured by the ownership of the Assets or the production of Hydrocarbons or the receipt of proceeds therefrom, other than income taxes.  All Taxes based on or attributable to the ownership of the Assets (including State of Colorado property taxes imposed on producing oil and gas properties) shall be deemed attributable to the period of such ownership (notwithstanding that the value of such Assets for purposes of assessing such taxes may be based on the prior year’s production), with those Taxes attributable to periods prior the Effective Time allocated to Seller, and those Taxes attributable to periods on or after the Effective Time allocated to Buyer.  All Taxes based on production of Hydrocarbons, shall be deemed attributable to the period during which such production occurred, with those Taxes attributable to periods prior the Effective Time allocated to Seller, and those Taxes attributable to periods on or after the Effective Time allocated to Buyer.  In each case, Taxes shall be prorated where the Effective Time occurs during any such period.  For the purposes of calculating the Closing Amount pursuant to Section 2.4(d)(vii), any Taxes not yet assessed by the applicable Governmental Entity shall be estimated based on the best information available; provided that for purposes of calculating the Final Purchase Price, any Taxes not yet assessed by the applicable Governmental Entity prior to the Final Settlement Date shall be re-estimated based on the best information available at the time of the Final Settlement Statement, and such re-estimated amounts shall thereupon become the full and final settlement of such Taxes for purposes of this Agreement, regardless of whether the actual amount of such Taxes, as assessed, is more or less.  After Closing, Buyer shall timely file or cause to be filed all returns for Taxes required to be filed after Closing and shall timely pay or cause to be paid all Taxes that become due and payable after the Closing.

ARTICLE X
CONDITIONS PRECEDENT TO CLOSING
10.1            Seller’s Conditions Precedent.  The obligations of Seller at Closing are subject to the satisfaction or waiver at or prior to Closing of the following conditions precedent:
(a)            (i)  All representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects at and as of Closing in accordance with their terms as if such representations and warranties were remade at and as of Closing, and (ii) Buyer shall have performed and satisfied all covenants and agreements required by this Agreement to be performed and satisfied by Buyer at or prior to Closing in all material respects, and (iii) Buyer shall be ready, willing and able to Close; and
(b)            No order has been entered by any Governmental Entity having jurisdiction over the Parties or the subject matter of this Agreement that restrains or prohibits the Transaction and that remains in effect at the time of Closing.
10.2            Buyer’s Conditions Precedent.  The obligations of Buyer at Closing are subject to the satisfaction or waiver at or prior to Closing of the following conditions precedent:
(a)            (i)  All representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects at and as of Closing in accordance with their terms as if such representations and warranties were remade at and as of Closing, (ii) Seller shall have performed and satisfied all covenants and agreements required by this Agreement to be performed and satisfied by Seller at or prior to Closing in all material respects, and (iii) Seller shall be ready, willing and able to Close; and
(b)            No order has been entered by any Governmental Entity having jurisdiction over the Parties or the subject matter of this Agreement that restrains or prohibits the Transaction and that remains in effect at the time of Closing.
ARTICLE XI
RIGHT OF TERMINATION
11.1            Termination.  This Agreement may be terminated as follows:
(a)            by mutual consent of the Parties;
(b)            by Seller, if Seller’s conditions set forth in Section 10.1 are not satisfied or are not capable of satisfaction on or before the Closing Date through no fault of Seller, and are not waived by Seller;
(c)            by Buyer, if Buyer’s conditions set forth in Section 10.2 are not satisfied or are not capable of satisfaction on or before the Closing Date through no fault of Buyer and are not waived by Buyer;

(d)            by either Party, in the event that the aggregate reduction to the Purchase Price pursuant to Section 3.2, 4.2(d), 5.4 and 8.2 exceeds twenty percent (20%) of the Purchase Price; or
(e)            by either Party, if Closing has not occurred on or before July 30, 2016.
11.2            Remedies.
(a)            Buyer’s Breach.  If Closing does not occur because the conditions set forth in Section 10.1 are not satisfied or waived prior to Closing, and Buyer does not have a right to terminate this Agreement pursuant to Section 11.1(c), (d) or (e), Seller shall elect, in its sole discretion, to terminate this Agreement and retain the Deposit as its sole and exclusive remedy, or pursue the remedy of specific performance.
(b)            Seller’s Breach.  If Closing does not occur because the conditions set forth in Section 10.2 are not satisfied or waived prior to Closing, and Seller does not have a right to terminate this Agreement pursuant to Section 11.1(b), (d) or (e), the Deposit shall be returned to Buyer or Buyer may elect, in its sole discretion, to pursue the remedy of specific performance.
(c)            Other Termination.  If this Agreement is terminated pursuant to Section 11.1(a) (d) or (e), the Deposit shall be returned to Buyer and this Agreement shall become void and of no further force or effect.
ARTICLE XII
CLOSING
12.1            Date of Closing.  The “Closing” of the Transaction shall be held at 9:00 a.m. Mountain Time on June 30, 2016, at the offices of Seller, or such other date, time or place as the Parties may agree.  The date the Closing actually occurs shall be the “Closing Date”.
12.2            Closing Obligations.  At Closing, the following events shall occur, each being a condition precedent to the others and each being deemed to have occurred simultaneously with the others:
(a)            Seller shall execute, acknowledge and deliver to Buyer an Assignment, Bill of Sale and Conveyance in the form attached as Exhibit E (the “Assignment”), conveying the Assets to Buyer with a special warranty of title by, through and under Seller but not otherwise;
(b)           The Parties shall execute the Settlement Statement;
(c)            Buyer shall deliver the Closing Amount to Seller by wire transfer in immediately available funds;
(d)           Seller shall execute and deliver to Buyer a Certificate of Non‑Foreign Status in the form attached as Exhibit F;

(e)           The Parties shall execute change of operator forms and such forms as may be required by any Governmental Entity having jurisdiction to transfer operation of the Assets to Buyer with respect to the Assets;
(f)            Seller shall execute, acknowledge and deliver transfer orders or letters in lieu thereof notifying all purchasers of production of the change in ownership of the Assets and directing all purchasers of production to make payment to Buyer of proceeds attributable to production from the Assets;
(g)           Seller shall deliver to Buyer a release, in recordable form, of the mortgage encumbering the Assets; and
(h)           The Parties shall take such other actions and deliver such other documents as are contemplated by this Agreement.
ARTICLE XIII
POST-CLOSING OBLIGATIONS
13.1            Final Settlement Statement.  On or before the date that is ninety (90) days after the Closing Date, Seller shall prepare and deliver to Buyer, in accordance with customary industry accounting practices, a proposed final settlement statement (the “Final Settlement Statement”), setting forth (i) each adjustment or payment that was not finally determined as of Closing, (ii) the calculation of such adjustment and, (iii) the final purchase price, as so adjusted (the “Final Purchase Price”) and enclosing any supporting documentation.  On or before the date that is thirty (30) days after receipt of Seller’s proposed Final Settlement Statement, Buyer shall deliver to Seller a written report (with supporting documentation) containing any changes that Buyer proposes to make to the Final Settlement Statement.  The Parties shall undertake to agree on the Final Settlement Statement no later than thirty (30) days after receipt of Buyer’s written report (the “Final Settlement Date”).  On or before the Final Settlement Date, (x) Buyer shall pay to Seller the amount by which the Final Purchase Price exceeds the Closing Amount or (y) Seller shall pay to Buyer the amount by which the Closing Amount exceeds the Final Purchase Price, as applicable, provided however, that if the Parties cannot reach agreement on the Final Settlement Statement on or before the Final Settlement Date, any items remaining in dispute shall be resolved pursuant to Section 15.11(a).
13.2            Records.  Seller shall make copies of the Records available for pick-up by Buyer within five (5) business days after the Closing Date.
13.3            Suspense Amounts.  Within five (5) business days after the Closing Date, Seller shall provide to Buyer (a) information regarding all Suspense Amounts as of the Effective Time, including the reasons that the funds are in suspense, and (b) Seller’s division of interest and all supporting documentation regarding the parties that are entitled to such Suspense Amounts.  Thereafter, Buyer shall be responsible for the payment of all Suspense Amounts to the proper parties.
13.4            Further Assurances.  From time to time after Closing, the Parties shall each execute, acknowledge and deliver to the other such further instruments and take such other action as may be reasonably requested in order to accomplish more effectively the purposes of the Transaction.

13.5            Removal of Seller’s Identification from Assets.  Within ten (10) business days after Closing, Buyer shall remove all Seller identification and signs from the Assets.
ARTICLE XIV
INDEMNITY
14.1            Buyer Assumption of Liability and Indemnification.  Upon Closing, Buyer shall assume, defend, indemnify, release and hold harmless Seller, its affiliates, and their respective officers, directors, agents, employees and representatives from (a) all Losses of every kind and character arising out of or connected, directly or indirectly, with (i) the ownership or operation of the Assets on or after the Effective Time; (ii) the obligation to plug, abandon and remediate the Assets, and (iii) the environmental condition of the Assets or any violation of Environmental Law with respect to the Assets, in each case, regardless of whether arising prior to, on or after the Effective Time, (b) any breach of representations or warranties made by Buyer herein; and (c) any breach of any covenants or agreements of Buyer herein.  To the extent assignable, Seller shall assign to Buyer all rights to indemnification from third parties held by Seller to the extent relating to any Losses that are existing and known to Seller as of Closing and for which Buyer is required to indemnify Seller.
14.2            Seller Retention of Liability and Indemnification.  Upon Closing, Seller shall retain, defend, indemnify, release and hold harmless Buyer, its affiliates, and their respective officers, directors, agents, employees and representatives from (a) all Losses of every kind and character arising out of or connected, directly or indirectly, with the ownership or operation of the Assets prior to the Effective Time, except with respect to (i) those matters covered in Section 14.1(a)(ii) and (iii), or (ii) any Taxes not yet assessed by the applicable Governmental Entity prior to the Final Settlement Date that were settled pursuant to the second to last sentence of Section 9.1, (b) for the applicable survival period pursuant to Section 15.6, any breach of representations or warranties made by Seller herein; and (c) any breach of any covenants or agreements of Seller herein.
14.3            Losses.  As used herein, “Losses” shall mean any losses, costs, expenses (including court costs, reasonable fees and expenses of attorneys, experts and the cost of discovery and investigation), risks, liabilities, obligations, penalties, fines, damages, demands, suits, causes of action, judgments, claims, and sanctions of every kind and character (including civil fines) arising from, related to or reasonably incident to matters indemnified against; EXCLUDING HOWEVER, ANY SPECIAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES, DAMAGES FOR DIMINUTION OF VALUE OF AN ASSET, OR LOSS OF PROFITS, UNLESS INCURRED AS A RESULT OF THE INDEMNIFIED PARTY INDEMNIFYING A THIRD PARTY.
14.4            Limitations on Indemnity.  Notwithstanding anything to the contrary herein, in no event shall a Party be obligated to indemnify the other Party (i) with respect to any individual Loss that does not exceed twenty thousand dollars ($20,000) (the “Indemnity Threshold”), (ii) unless the sum of all Losses that exceed the Indemnity Threshold exceeds four percent (4%) of the Purchase Price, and (iii) for the amount of any Losses that exceed twenty percent (20%) of the Purchase Price (the “Indemnity Cap”), provided however, that any indemnity obligations pursuant to (1) Sections 14.1(b) or 14.2(b) arising out of the breach of a Fundamental Rep, as defined herein, or (2) Sections 14.1(c) or 14.2(c), shall not be subject to the Indemnity Cap.  For the avoidance of doubt, in the event a single event or occurrence pertains to a retained or assumed liability of the indemnifying Party, as applicable, and/or results in a breach of one or more representations, warranties and/or covenants herein of the indemnifying Party, such event or occurrence shall constitute a single Loss for all purposes.

ARTICLE XV
MISCELLANEOUS
15.1            Expenses.  Except as otherwise specifically provided, all fees, costs and expenses incurred in negotiating this Agreement or in consummating the Transaction shall be paid by the Party incurring the same.
15.2            Exhibits/Schedules. The Exhibits and Schedules to this Agreement are hereby incorporated in this Agreement by reference and constitute a part of this Agreement.
15.3            Notices.  All notices under this Agreement shall be in writing and addressed as set forth below.  Any communication or delivery hereunder shall be deemed to have been duly made and the receiving Party charged with notice (i) if personally delivered, when received, (ii) if mailed, three (3) business days after mailing, certified mail, return receipt requested, or (iii) if sent by overnight courier, one (1) day after sending.  All notices shall be addressed as follows:
If to Seller:	If to Buyer:
PDC Energy, Inc. 1775 Sherman St., Suite 3000 Denver, Colorado, 80203 Attn: PDC Legal Phone: 303-860-5800 Fax: 303-831-3988	PetroShare Corp. 7200 S. Alton Way, Suite B-220 Centennial, Colorado, 80112 Attn: Frederick J. Witsell Phone: 303-500-1160 Fax: 303-770-6885

Any Party may, by written notice so delivered to the other Parties, change the address or individual to which delivery shall thereafter be made.
15.4            Amendments.  This Agreement may not be amended nor any rights hereunder waived except by an instrument in writing signed by the Party to be charged with such amendment or waiver and delivered by such Party to the Party claiming the benefit of such amendment or waiver.
15.5            Assignment.  Neither Party shall assign all or any portion of its respective rights or delegate all or any portion of its respective duties hereunder unless (a) the assigning Party continues to remain primarily liable for the performance of its obligations hereunder and (b) the prior written consent of the other Party, which shall not be unreasonably withheld, conditioned or delayed, is obtained.

15.6            Survival.  The representations and warranties of the Parties set forth in Section 6.1(a) through (e) and 7.1(a) through (e) (collectively, the “Fundamental Reps”), together with all of the covenants of the Parties contained herein, shall survive the Closing indefinitely.  The representations and warranties of Seller set forth in Section 6.1(h), to the extent pertaining to Environmental Laws, shall terminate at Closing, and the remaining representations and warranties of the Parties set forth in this Agreement shall expire and terminate on the date that is nine (9) months after the Closing Date.
15.7            Governing Law.  This Agreement, the Transaction and any arbitration or dispute resolution conducted pursuant hereto shall be construed in accordance with, and governed by, the Laws of the State of Colorado.
15.8            Entire Agreement.  This Agreement constitutes the entire understanding among the Parties with respect to the subject matter hereof, superseding all negotiations, prior discussions, agreements and understandings relating to such subject matter.
15.9            Binding Effect.  This Agreement shall be binding upon, and shall inure to the benefit of, the Parties hereto, and their respective successors and assigns.
15.10        Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transaction is not materially affected in any adverse manner to either Party.
15.11        Dispute Resolution.
(a)            In the event the Parties cannot resolve any Title Disputed Matter or Environmental Disputed Matter prior to Closing, the Purchase Price shall be reduced at Closing by the Title Defect Amount or Remediation costs with respect thereto, as asserted by Buyer, and such Title Disputed Matter or Environmental Disputed Matter shall be exclusively and finally resolved pursuant to this Section 15.11(a).  In the event the Parties cannot reach agreement on the Final Settlement Statement on or before the Final Settlement Date, any items remaining in dispute shall also be resolved pursuant to Section 15.11(a).  There shall be a single expert (“Expert”), who in the event of a Title Disputed Matter, shall be an oil and gas title attorney licensed in Colorado, in the event of an Environmental Disputed Matter, shall be an environmental consultant, and in the event of a dispute pertaining to the Final Settlement Statement, shall be an accountant at a regionally recognized independent accounting firm, in each case, with at least ten (10) years of relevant experience and who has not performed professional services for either Party or any of their respective affiliates during the previous five (5) years.  The Expert shall be selected by mutual agreement of the Parties within fifteen (15) business days after Closing or the end of the Cure Period, as applicable.  If the Parties cannot mutually agree within such time period, the Expert shall be selected by the Denver, Colorado office of the Judicial Arbiter Group (“JAG”).  The Expert shall conduct the dispute resolution proceeding by written submissions from the Parties with exhibits, supplemented with appearances by the Parties, as the Expert may deem necessary.  The Expert shall render its decision within thirty (30) days after submission of the matters in dispute, which decision shall be final and binding upon both Parties, without right of appeal.  In making its determination, the Expert shall be bound by the relevant terms and conditions of this Agreement, and may consider such other matters as in the opinion of the Expert are necessary or helpful to make a proper determination.  The Expert shall act as an expert for the limited purpose of determining the disputed matters submitted by either Party and may not award damages, interest or penalties to either Party with respect to any matter.  Each Party shall each bear its own legal fees and other costs of presenting its case to the Expert, and shall bear one-half of the costs and expenses of the Expert.  Within ten (10) business days after the Expert renders its decision, the Parties shall account to each other in accordance with the terms of such decision.

(b)            Except for any disputes that are governed by Section 15.11(a), all disputes between the Parties relating to this Agreement and the Transaction shall be submitted to binding arbitration, to be conducted in accordance with this Section 15.11(b).  Within fifteen (15) business days after written demand by any Party for arbitration, the Parties shall mutually agree on a single arbitrator (“Arbitrator”) who has not have performed professional services for any Party or any of their respective affiliates during the previous five (5) years.  If the Parties cannot mutually agree within such time period, the Arbitrator shall be selected by JAG.  The arbitration shall be governed by Colorado Law but the specific procedure to be followed shall be determined by the Arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association, to the extent such rules do not conflict with the terms of this Agreement.  It is the intent of the Parties that the arbitration be conducted as efficiently and inexpensively as possible, with only limited discovery as determined by the Arbitrator without regard to the discovery permitted under the Colorado or Federal Rules of Civil Procedure.  The arbitration proceeding shall be held in Denver, Colorado and a hearing shall be held no later than sixty (60) days after submission of the matter to arbitration, and a written decision shall be rendered by the Arbitrator within thirty (30) days of the hearing.  At the hearing, the Parties shall present such evidence and witnesses as they may choose, with or without counsel.  Adherence to formal rules of evidence shall not be required but the Arbitrator shall consider any evidence and testimony that he or she determines to be relevant, in accordance with procedures that it determines to be appropriate.  Any award entered in the arbitration shall be made by a written opinion stating the reasons and basis for the award made, and may include an award of reasonable attorneys’ fees, expert witness fees and other costs, if the Arbitrator so determines.  The costs incurred in employing the Arbitrator, including the fees of any independent qualified experts, shall be borne 50% by Seller and 50% by Buyer.  The Arbitrator’s award may be filed in any court of competent jurisdiction and may be enforced by any Party as a final judgment of such court.
15.12            Counterparts/Fax Signatures.  This Agreement may be executed by the Parties in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same instrument.  Signatures electronically transmitted by fax or in .pdf format shall be considered binding.
[Signature Page follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the Execution Date, but effective as of the Effective Time.
PDC ENERGY, INC.
By:      /s/ Daniel W. Amidon
Daniel W. Amidon, Senior Vice President General Counsel and Secretary

PETROSHARE CORP.
By:      /s/ Frederick J. Witsell
Frederick J. Witsell, President

Signature Page to
 Purchase and Sale Agreement

Exhibit A
"Leases"

PDC Lease No.	Tract No.	Lessor	Lessee	Rec date	Book	Page	Reception No.	Tshp	Rng	Sec	Description	Other legal description	From	Formation	To	Formation	Gross Acres	Net Acres	Company Net Acres	Tract WI	Tract NRI
COL00472.000	1	Milton W. Fonay and Virginia M. Fonay, husband and wife	Vessels Oil & Gas Company	2/21/1990	3644	806	927006	1S	68W	22	S2NW						80.0000	80.0000	16.9598	0.211998	0.800000
COL01561.000	1	Front Range Investment Corporation of Colorado	Rocky Mountain Oil & Gas Company	1/7/1971	1657	61	910296	1S	67W	18	E2NE		TOP	SURF	TOP	DAKOTA	80.0000	80.0000	40.0000	0.500000	0.788350
COL01561.000	1V1	Front Range Investment Corporation of Colorado	Rocky Mountain Oil & Gas Company	1/7/1971	1657	61	910296	1S	67W	8	E2NE		TOP	DAKOTA	BASE	DAKOTA	0.0000		0.0000	1.000000	0.788350
COL01561.000	3	Front Range Investment Corporation of Colorado	Rocky Mountain Oil & Gas Company	1/7/1971	1657	61	910296	1S	67W	8	W2NE		TOP	DAKOTA	BASE	DAKOTA	80.0000	80.0000	80.0000	1.000000	0.788350
COL01562.000	1	Abner Guthrie and Violet Guthrie, husband and wife	Tom Vessels		1601	50		1S	67W	2	NE part of	That part of the NE lying North and East of the New Brantner Ditch	BASE	SHANNON	BASE	DAKOTA	14.4200	14.4200	14.4200	1.000000	0.825000
COL01562.000	2	Abner Guthrie and Violet Guthrie, husband and wife	Tom Vessels		1601	50		1S	67W	2	NE part of	Lots 1 (80 acres) & 2 (60.81 acres)	BASE	SHANNON	BASE	DAKOTA	126.3900	126.3900	126.3900	1.000000	0.825000
COL01562.000	3	Abner Guthrie and Violet Guthrie, husband and wife	Tom Vessels		1601	50		1S	67W	2	N2NW		TOP	JSAND	BASE	JSAND	64.4500	64.4500	0.0000	0.000000	0.748750
COL01562.000	4	Abner Guthrie and Violet Guthrie, husband and wife	Tom Vessels		1601	50		1S	67W	2	Wellbore of the Guthrie 11-2		TOP	JSAND	BASE	JSAND	0.0000	0.0000	0.0000	1.000000	0.753750
COL01562.000	5	Abner Guthrie and Violet Guthrie, husband and wife	Tom Vessels		1601	50		1S	67W	2	S2NW		TOP	JSAND	BASE	JSAND	80.0000	80.0000	0.0000	0.000000	0.748750
COL01749.000	1	Union Pacific Railroad Company	Pan American Petroleum Corporation		1623	66	899245	2S	64W	15	S2		TOP	DSAND	BASE	JSAND	320.0000	320.0000	320.0000	1.000000	0.740000
COL01749.000	1V1	Union Pacific Railroad Company	Pan American Petroleum Corporation		1623	66	899245	2S	64W	15	Wellbore of the Mundell 24-15		TOP	DSAND	BASE	JSAND	0.0000		0.0000	0.499000	0.740000
COL01759.000	1	Mountain View Water Users Association	Rocky Mountain Gas and Oil Producers, Inc.	2/18/1972	1781	504	950828	1S	67W	4	SWSW part of						0.2290	0.2290	0.2290	1.000000	0.789175
COL01760.000	1	The Colorado National Bank of Denver, Trustee	Hilight Drilling Co., Inc.		1627	131	900605	1S	67W	4	W2 part of	less the NWSW and the Signal Reservoir in the NWNW	BASE	SUSSEX	BASE	DAKOTA	164.1421	164.1421	164.1421	1.000000	0.814175
COL01760.000	2	The Colorado National Bank of Denver, Trustee	Hilight Drilling Co., Inc.		1627	131	900605	1S	67W	4	NWSW, NWNW part of		TOP	JSAND	BASE	JSAND	70.0000	70.0000	70.0000	1.000000	0.814175
COL01762.001	1	Noel and Paula Hubert	Rocky Mountain Gas and Oil Producers, Inc.	2/4/1972	1779	447	949531	1S	67W	4	E2W2 part of		BASE	SUSSEX	BASE	DAKOTA	10.4845	5.2423	5.2423	1.000000	0.794750
COL01762.001	2	Noel and Paula Hubert	Rocky Mountain Gas and Oil Producers, Inc.	2/4/1972	1779	447	949531	1S	67W	4	NWSE part of		TOP	JSAND	BASE	JSAND	4.4000	2.2000	2.2000	1.000000	0.820425
COL01762.001	3	Noel and Paula Hubert	Rocky Mountain Gas and Oil Producers, Inc.	2/4/1972	1779	447	949531	1S	67W	4	Wellbore of the Seltzer G U 2-4 from the surface to the top of the J Sand		TOP	SURF	TOP	JSAND	0.0000	0.0000	0.0000	1.000000	0.868750
COL01762.001	4	Noel and Paula Hubert	Rocky Mountain Gas and Oil Producers, Inc.	2/4/1972	1779	447	949531	1S	67W	4	Wellbore of the Ehler 44-4 from the surface to the base of the Codell		TOP	SURF	BASE	COD	0.0000	0.0000	0.0000	0.500000	0.800000
COL01762.002	1	Edith B. McClintock and The First National Bank of Denver, Co-Successor Testamentary Trustees of the Estate of T.E. McClintock, Deceased	Martin J. Freedman	2/11/1971	1666	308		1S	67W	4	E2W2 part of		BASE	SUSSEX	BASE	DAKOTA	0.0000	5.2423	5.2423	1.000000	0.794175
COL01762.002	2	Edith B. McClintock and The First National Bank of Denver, Co-Successor Testamentary Trustees of the Estate of T.E. McClintock, Deceased	Martin J. Freedman	2/11/1971	1666	308		1S	67W	4	NENW part of		BASE	SUSSEX	BASE	DAKOTA	16.1579	8.0790	8.0790	1.000000	0.814175
COL01762.002	3	Edith B. McClintock and The First National Bank of Denver, Co-Successor Testamentary Trustees of the Estate of T.E. McClintock, Deceased	Martin J. Freedman	2/11/1971	1666	308		1S	67W	4	NWSE part of		TOP	JSAND	BASE	JSAND	0.0000	2.2000	2.2000	1.000000	0.820425
COL01762.002	4	Edith B. McClintock and The First National Bank of Denver, Co-Successor Testamentary Trustees of the Estate of T.E. McClintock, Deceased	Martin J. Freedman	2/11/1971	1666	308		1S	67W	4	Wellbore of the Seltzer G U 2-4 from the surface to the top of the J Sand		TOP	SURF	TOP	JSAND	0.0000	0.0000	0.0000	1.000000	0.868750
COL01762.002	6	Edith B. McClintock and The First National Bank of Denver, Co-Successor Testamentary Trustees of the Estate of T.E. McClintock, Deceased	Martin J. Freedman	2/11/1971	1666	308		1S	67W	4	Wellbore of the Ehler 44-4 from the surface to the base of the Codell		TOP	SURF	BASE	COD	0.0000	0.0000	0.0000	0.500000	0.800000
COL01762.003	1	Paul E. and Norma L. Edwards	Rocky Mountain Oil and Gas Co.	8/4/1971	1618	71	897590	1S	67W	4	NENW part of		BASE	SUSSEX	BASE	DAKOTA	0.0000	8.0790	8.0790	1.000000	0.814175
COL01970.001	1	Herbert H. Champlin	North American Resources Company	7/6/1995	4541	902	C0086538	3S	64W	8	W2SW part of		TOP	SURF	BASE	JSAND	70.3510	46.9007	46.9007	1.000000	0.812500
COL01970.002	1	Jack D. Danford	North American Resources Company	6/19/1995	4532	380	C0082342	3S	64W	8	W2SW part of		TOP	SURF	BASE	JSAND	0.0000	23.4503	23.4503	1.000000	0.812500
COL01971.000	1	Danford-Champlin Farms, Ltd.	North American Resources Company	6/19/1995	4532	383	C0082343	3S	64W	8	W2SW part of		TOP	JSAND	BASE	JSAND	9.1940	9.1940	9.1940	1.000000	0.812500
COL01972.000	1	The Board of County Commissioners, County of Adams, State of Colorado	North American Resources Company	7/6/1995	4541	899	C0086537	3S	64W	8	W2SW part of	The north 15 feet of the south 45 feet	TOP	JSAND	BASE	JSAND	0.4550	0.4550	0.4550	1.000000	0.875000
COL01972.000	2	The Board of County Commissioners, County of Adams, State of Colorado	North American Resources Company	7/6/1995	4541	899	C0086537	3S	64W	8	E2SW part of	The north 15 feet of the south 45 feet	TOP	JSAND	BASE	JSAND	0.5170	0.5170	0.5170	1.000000	0.875000
COL01973.000	1	Lawrence E. and Donna M. Wailes, husband and wife	Macey & Mershon Oil Inc.	3/31/1982	2633	289	371009	2S	63W	8	NE		TOP	SURF	BASE	JSAND	160.0000	160.0000	160.0000	1.000000	0.807500
COL01974.000	1	Lawrence E. and Donna M. Wailes, husband and wife	Macey & Mershon Oil Inc.	3/31/1982	2633	285	371008	2S	63W	8	SE		TOP	SURF	BASE	JSAND	160.0000	160.0000	160.0000	1.000000	0.807500
COL01977.000	1	Adaline Dinsmore Chapman, a married woman dealing in her sole and separate property	W. B. Macey and Payl M. Mershon, Jr.	6/30/1980	2468	874	271732	1S	64W	28	N2SE		TOP	SURF	BASE	JSAND	80.0000	80.0000	80.0000	1.000000	0.820000
COL01977.000	2	Adaline Dinsmore Chapman, a married woman dealing in her sole and separate property	W. B. Macey and Payl M. Mershon, Jr.	6/30/1980	2468	874	271732	1S	64W	28	NE		TOP	SURF	BASE	JSAND	160.0000	160.0000	160.0000	1.000000	0.820000
COL01978.001	1	James M. Wortz, a married man dealing with his sole separate property	William Urban Jr.	4/6/1982	2634	496	371691	2S	64W	22	NENW		TOP	SURF	BASE	JSAND	40.0000	5.0000	5.0000	1.000000	0.842500
COL01978.001	2	James M. Wortz, a married man dealing with his sole separate property	William Urban Jr.	4/6/1982	2634	496	371691	2S	64W	22	NWNW		TOP	SURF	BASE	JSAND	40.0000	5.0000	5.0000	1.000000	0.842500
COL01978.001	3	James M. Wortz, a married man dealing with his sole separate property	William Urban Jr.	4/6/1982	2634	496	371691	2S	64W	22	SWNW		TOP	SURF	BASE	JSAND	40.0000	5.0000	5.0000	1.000000	0.842500
COL01978.001	4	James M. Wortz, a married man dealing with his sole separate property	William Urban Jr.	4/6/1982	2634	496	371691	2S	64W	22	SENW		TOP	SURF	BASE	JSAND	40.0000	5.0000	5.0000	1.000000	0.842500
COL01978.002	1	Ada McCauley Hill, widow of George A. Hill	William Urban Jr.	4/16/1982	2637	94		2S	64W	22	NENW		TOP	SURF	BASE	JSAND	0.0000	5.0000	5.0000	1.000000	0.842500
COL01978.002	2	Ada McCauley Hill, widow of George A. Hill	William Urban Jr.	4/16/1982	2637	94		2S	64W	22	NWNW		TOP	SURF	BASE	JSAND	0.0000	5.0000	5.0000	1.000000	0.842500
COL01978.002	3	Ada McCauley Hill, widow of George A. Hill	William Urban Jr.	4/16/1982	2637	94		2S	64W	22	SWNW		TOP	SURF	BASE	JSAND	0.0000	5.0000	5.0000	1.000000	0.842500
COL01978.002	4	Ada McCauley Hill, widow of George A. Hill	William Urban Jr.	4/16/1982	2637	94		2S	64W	22	SENW		TOP	SURF	BASE	JSAND	0.0000	5.0000	5.0000	1.000000	0.842500
COL01978.003	1	James H. Wortz, a/k/a James Worts, and Eleanor Thrompson Wortz, husband and wife	Macey & Mershon Oil Inc.	7/7/1982	2658	856		2S	64W	22	NENW		TOP	SURF	BASE	JSAND	0.0000	5.0000	5.0000	1.000000	0.767500
COL01978.003	2	James H. Wortz, a/k/a James Worts, and Eleanor Thrompson Wortz, husband and wife	Macey & Mershon Oil Inc.	7/7/1982	2658	856		2S	64W	22	NWNW		TOP	SURF	BASE	JSAND	0.0000	5.0000	5.0000	1.000000	0.767500
COL01978.003	3	James H. Wortz, a/k/a James Worts, and Eleanor Thrompson Wortz, husband and wife	Macey & Mershon Oil Inc.	7/7/1982	2658	856		2S	64W	22	SWNW		TOP	SURF	BASE	JSAND	0.0000	5.0000	5.0000	1.000000	0.767500
COL01978.003	4	James H. Wortz, a/k/a James Worts, and Eleanor Thrompson Wortz, husband and wife	Macey & Mershon Oil Inc.	7/7/1982	2658	856		2S	64W	22	SENW		TOP	SURF	BASE	JSAND	0.0000	5.0000	5.0000	1.000000	0.767500
COL01978.004	1	Charles S. Thompson, a/k/a Santford Thompson, a married man dealing in his sole and separate property	Macey & Mershon Oil Inc.	7/7/1982	2658	852	385610	2S	64W	22	NENW		TOP	SURF	BASE	JSAND	0.0000	5.0000	5.0000	1.000000	0.767500
COL01978.004	2	Charles S. Thompson, a/k/a Santford Thompson, a married man dealing in his sole and separate property	Macey & Mershon Oil Inc.	7/7/1982	2658	852		2S	64W	22	NWNW		TOP	SURF	BASE	JSAND	0.0000	5.0000	5.0000	1.000000	0.767500

PDC Lease No.	Tract No.	Lessor	Lessee	Rec date	Book	Page	Reception No.	Tshp	Rng	Sec	Description	Other legal description	From	Formation	To	Formation	Gross Acres	Net Acres	Company Net Acres	Tract WI	Tract NRI
COL01978.004	3	Charles S. Thompson, a/k/a Santford Thompson, a married man dealing in his sole and separate property	Macey & Mershon Oil Inc.	7/7/1982	2658	852		2S	64W	22	SWNW		TOP	SURF	BASE	JSAND	0.0000	5.0000	5.0000	1.000000	0.767500
COL01978.004	4	Charles S. Thompson, a/k/a Santford Thompson, a married man dealing in his sole and separate property	Macey & Mershon Oil Inc.	7/7/1982	2658	852		2S	64W	22	SENW		TOP	SURF	BASE	JSAND	0.0000	5.0000	5.0000	1.000000	0.767500
COL01978.005	1	John W. Hassell and Mary K. Hassell, husband and wife	Macey & Mershon Oil Inc.	7/7/1982	2658	860		2S	64W	22	NENW		TOP	SURF	BASE	JSAND	0.0000	10.0000	10.0000	1.000000	0.767500
COL01978.005	2	John W. Hassell and Mary K. Hassell, husband and wife	Macey & Mershon Oil Inc.	7/7/1982	2658	860		2S	64W	22	NWNW		TOP	SURF	BASE	JSAND	0.0000	10.0000	10.0000	1.000000	0.767500
COL01978.005	3	John W. Hassell and Mary K. Hassell, husband and wife	Macey & Mershon Oil Inc.	7/7/1982	2658	860		2S	64W	22	SWNW		TOP	SURF	BASE	JSAND	0.0000	10.0000	10.0000	1.000000	0.767500
COL01978.005	4	John W. Hassell and Mary K. Hassell, husband and wife	Macey & Mershon Oil Inc.	7/7/1982	2658	860		2S	64W	22	SENW		TOP	SURF	BASE	JSAND	0.0000	10.0000	10.0000	1.000000	0.767500
COL01978.006	1	Edith D. Marlatt and Ira Marlatt, wife and husband	W.B. Macey and Paul M. Mershon, Jr., as Trustee under the Paul M. Mershon, Jr. Trust dated May 4, 1982, Paul M. Mershon, Jr., Beneficiary	4/26/1983	2739	586		2S	64W	22	NENW		TOP	SURF	BASE	JSAND	0.0000	10.0000	10.0000	1.000000	0.732500
COL01978.006	2	Edith D. Marlatt and Ira Marlatt, wife and husband	W.B. Macey and Paul M. Mershon, Jr., as Trustee under the Paul M. Mershon, Jr. Trust dated May 4, 1982, Paul M. Mershon, Jr., Beneficiary	4/26/1983	2739	586		2S	64W	22	NWNW		TOP	SURF	BASE	JSAND	0.0000	10.0000	10.0000	1.000000	0.732500
COL01978.006	3	Edith D. Marlatt and Ira Marlatt, wife and husband	W.B. Macey and Paul M. Mershon, Jr., as Trustee under the Paul M. Mershon, Jr. Trust dated May 4, 1982, Paul M. Mershon, Jr., Beneficiary	4/26/1983	2739	586		2S	64W	22	SWNW		TOP	SURF	BASE	JSAND	0.0000	10.0000	10.0000	1.000000	0.732500
COL01978.006	4	Edith D. Marlatt and Ira Marlatt, wife and husband	W.B. Macey and Paul M. Mershon, Jr., as Trustee under the Paul M. Mershon, Jr. Trust dated May 4, 1982, Paul M. Mershon, Jr., Beneficiary	4/26/1983	2739	586		2S	64W	22	SENW		TOP	SURF	BASE	JSAND	0.0000	10.0000	10.0000	1.000000	0.732500
COL01980.000	1	The Smith Farms, a partnership	C. K. Hoefle, Inc.	8/27/1991	3810	435		2S	64W	22	NESW		TOP	SURF	BASE	JSAND	40.0000	40.0000	24.0000	0.600000	0.812500
COL01980.000	2	The Smith Farms, a partnership	C. K. Hoefle, Inc.	8/27/1991	3810	435		2S	64W	22	NWSW		TOP	SURF	BASE	JSAND	40.0000	40.0000	24.0000	0.600000	0.812500
COL01980.000	3	The Smith Farms, a partnership	C. K. Hoefle, Inc.	8/27/1991	3810	435		2S	64W	22	SWSW		TOP	SURF	BASE	JSAND	40.0000	40.0000	24.0000	0.600000	0.812500
COL01980.000	4	The Smith Farms, a partnership	C. K. Hoefle, Inc.	8/27/1991	3810	435		2S	64W	22	SESW		TOP	SURF	BASE	JSAND	40.0000	40.0000	24.0000	0.600000	0.812500
COL01980.000	5	The Smith Farms, a partnership	C. K. Hoefle, Inc.	8/27/1991	3810	435		2S	64W	22	NWNE		TOP	SURF	BASE	JSAND	40.0000	40.0000	24.0000	0.600000	0.812500
COL01981.001	1	Kalcevic Farms Inc.	C. K. Hoefle, Inc.	8/27/1991	3810	440		2S	64W	22	SWSE		TOP	SURF	BASE	JSAND	40.0000	20.0000	12.0000	0.600000	0.812500
COL01981.001	2	Kalcevic Farms Inc.	C. K. Hoefle, Inc.	8/27/1991	3810	440		2S	64W	22	SESE		TOP	SURF	BASE	JSAND	40.0000	20.0000	12.0000	0.600000	0.812500
COL01981.002	1	Robert E. Halverson, a married man dealing in his sole and separate property	C. K. Hoefle, Inc.	8/27/1991	3810	444		2S	64W	22	SWSE		TOP	SURF	BASE	JSAND	0.0000	10.0000	6.0000	0.600000	0.812500
COL01981.002	2	Robert E. Halverson, a married man dealing in his sole and separate property	C. K. Hoefle, Inc.	8/27/1991	3810	444		2S	64W	22	SESE		TOP	SURF	BASE	JSAND	0.0000	10.0000	6.0000	0.600000	0.812500
COL01981.003	1	Raymond D. Halverson, a single man	C. K. Hoefle, Inc.	8/27/1991	3810	442		2S	64W	22	SWSE		TOP	SURF	BASE	JSAND	0.0000	10.0000	6.0000	0.600000	0.812500
COL01981.003	2	Raymond D. Halverson, a single man	C. K. Hoefle, Inc.	8/27/1991	3810	442		2S	64W	22	SESE		TOP	SURF	BASE	JSAND	0.0000	10.0000	6.0000	0.600000	0.812500
COL01983.000	1	John H. Ehler and H. Gayle Ehler, husband and wife	M. E. Thrash	6/2/1970	1602	241		1S	67W	4	NWSE part of		TOP	JSAND	BASE	JSAND	35.6000	35.6000	35.6000	1.000000	0.869175
COL01983.000	2	John H. Ehler and H. Gayle Ehler, husband and wife	M. E. Thrash	6/2/1970	1602	241		1S	67W	4	SESE part of		TOP	JSAND	BASE	JSAND	33.1600	33.1600	33.1600	1.000000	0.869175
COL01983.000	3	John H. Ehler and H. Gayle Ehler, husband and wife	M. E. Thrash	6/2/1970	1602	241		1S	67W	4	Wellbore of the Seltzer G U 2-4 from the surface to the top of the J Sand		TOP	SURF	TOP	JSAND	0.0000	0.0000	0.0000	1.000000	0.875000
COL01983.000	4	John H. Ehler and H. Gayle Ehler, husband and wife	M. E. Thrash	6/2/1970	1602	241		1S	67W	4	Wellbore of the Ehler 44-4 from the surface to the base of the Codell		TOP	SURF	BASE	COD	0.0000	0.0000	0.0000	0.500000	0.800000
COL01984.000	1	Melvin F. Porterfield and Patricia Ann Porterfield, husband and wife	Energy Minerals Corporation	4/30/1975	1990	970		1S	67W	4	SESE part of		TOP	JSAND	BASE	JSAND	5.0100	5.0100	5.0100	1.000000	0.869175
COL01984.000	2	Melvin F. Porterfield and Patricia Ann Porterfield, husband and wife	Energy Minerals Corporation	4/30/1975	1990	970		1S	67W	4	Wellbore of the Seltzer G U 2-4 from the surface to the top of the J Sand		TOP	SURF	TOP	JSAND	0.0000	0.0000	0.0000	1.000000	0.875000
COL01984.000	3	Melvin F. Porterfield and Patricia Ann Porterfield, husband and wife	Energy Minerals Corporation	4/30/1975	1990	970		1S	67W	4	Wellbore of the Ehler 44-4 from the surface to the base of the Codell		TOP	SURF	BASE	COD	0.0000	0.0000	0.0000	0.500000	0.875000
COL01985.000	1	Adams County, a political subdivision of the State of Colorado, acting by and through its duly authorized Boad of County Commissioners	Energy Minerals Corp.	5/20/1975	1995	2		1S	67W	4	SESE part of		TOP	JSAND	BASE	JSAND	1.8300	1.8300	1.8300	1.000000	0.869175
COL01985.000	2	Adams County, a political subdivision of the State of Colorado, acting by and through its duly authorized Boad of County Commissioners	Energy Minerals Corp.	5/20/1975	1995	2		1S	67W	4	Wellbore of the Seltzer G U 2-4 from the surface to the top of the J Sand		TOP	SURF	TOP	JSAND	0.0000	0.0000	0.0000	1.000000	0.875000
COL01985.000	3	Adams County, a political subdivision of the State of Colorado, acting by and through its duly authorized Boad of County Commissioners	Energy Minerals Corp.	5/20/1975	1995	2		1S	67W	4	Wellbore of the Ehler 44-4 from the surface to the base of the Codell		TOP	SURF	BASE	COD	0.0000	0.0000	0.0000	0.500000	0.800000
COL01997.000	1	Signal Reservoir and Irrigation Company	Highlight Drilling Co., Inc.	6/9/1970	1604	126		1S	67W	4	NW part of	Signal Reservoir in NW excluding that part in the NWNW	BASE	SUSSEX	BASE	DAKOTA	57.7000	57.7000	0.0000	0.000000	0.814175
COL01997.000	2	Signal Reservoir and Irrigation Company	Highlight Drilling Co., Inc.	6/9/1970	1604	126		1S	67W	4	NWNW part of	Signal Reservoir in the NWNW	TOP	JSAND	BASE	JSAND	7.8000	7.8000	0.0000	0.000000	0.814175
COL02006.000	1	Bryce L. Bredehoft, Trustee under the Will of George F. Brown, Bryce L Bredehoft, Turstee under the Will of pearl E. Brown, Bryce L. Bredehoft a/k/a Bryce L. Brederhoft	Paul V. Hoovler	12/9/1971	1762	475	944133	1S	67W	6	NWSW		TOP BASE	SURF JSAND	TOP BASE	JSAND DAKOTA	35.0200	35.0200	35.0200	1.000000	0.700000
COL02006.000	2	Bryce L. Bredehoft, Trustee under the Will of George F. Brown, Bryce L Bredehoft, Turstee under the Will of pearl E. Brown, Bryce L. Bredehoft a/k/a Bryce L. Brederhoft	Paul V. Hoovler	12/9/1971	1762	475	944133	1S	67W	6	SWSW part of						27.3620	27.3620	0.0000	0.000000	0.700000
COL02006.000	3	Bryce L. Bredehoft, Trustee under the Will of George F. Brown, Bryce L Bredehoft, Turstee under the Will of pearl E. Brown, Bryce L. Bredehoft a/k/a Bryce L. Brederhoft	Paul V. Hoovler	12/9/1971	1762	475	944133	1S	67W	6	NESW		BASE BASE	SUSSEX JSAND	TOP BASE	JSAND DAKOTA	40.0000	40.0000	40.0000	1.000000	0.700000
COL02006.000	4	Bryce L. Bredehoft, Trustee under the Will of George F. Brown, Bryce L Bredehoft, Turstee under the Will of pearl E. Brown, Bryce L. Bredehoft a/k/a Bryce L. Brederhoft	Paul V. Hoovler	12/9/1971	1762	475	944133	1S	67W	6	SESW part of		BASE BASE	SUSSEX JSAND	TOP BASE	JSAND DAKOTA	26.7000	26.7000	26.7000	1.000000	0.700000
COL02006.000	5	Bryce L. Bredehoft, Trustee under the Will of George F. Brown, Bryce L Bredehoft, Turstee under the Will of pearl E. Brown, Bryce L. Bredehoft a/k/a Bryce L. Brederhoft	Paul V. Hoovler	12/9/1971	1762	475	944133	1S	67W	6	NWSE part of						4.0000	4.0000	0.0000	0.000000	0.690000
COL02007.000	1	Elmer E. Oestman and Kay A. Oestman, his wife	Byron Oil Industries, Inc.	3/2/2010	2322	776	B184519	1S	67W	6	SWSW part of						4.7880	4.7880	0.0000	0.000000	0.845000
COL02007.000	2	Elmer E. Oestman and Kay A. Oestman, his wife	Byron Oil Industries, Inc.	3/2/2010	2322	776	B184519	1S	67W	6	SESW part of						0.1800	0.1800	0.1800	1.000000	0.875000
COL02007.000	3	Elmer E. Oestman and Kay A. Oestman, his wife	Byron Oil Industries, Inc.	3/2/2010	2322	776	B184519	1S	67W	6	SESW part of						0.0720	0.0720	0.0720	1.000000	0.875000
COL02008.000	1	Arthur G. Egan and Edna Egan	Chaparral Resources, Inc.	10/8/1976	2095	905	B044624	1S	67W	6	SESW part of		BASE BASE	SUSSEX JSAND	TOP BASE	JSAND DAKOTA	13.3000	13.3000	13.3000	1.000000	0.875000
COL02009.000	1	Clayton E. Wyman and Gretta Wyman	Alan J. Byron, d/b/a Byron Oil Industries	12/12/1973	1904	131	25002	1S	67W	6	NWSE part of						31.0000	31.0000	0.0000	0.000000	0.690000
COL02009.000	2	Clayton E. Wyman and Gretta Wyman	Alan J. Byron, d/b/a Byron Oil Industries	12/12/1973	1904	131	25002	1S	67W	6	SWSE part of		TOP BASE	SURF JSAND	TOP BASE	JSAND DAKOTA	35.0000	35.0000	35.0000	1.000000	0.690000

PDC Lease No.	Tract No.	Lessor	Lessee	Rec date	Book	Page	Reception No.	Tshp	Rng	Sec	Description	Other legal description	From	Formation	To	Formation	Gross Acres	Net Acres	Company Net Acres	Tract WI	Tract NRI
COL02009.000	3	Clayton E. Wyman and Gretta Wyman	Alan J. Byron, d/b/a Byron Oil Industries	12/12/1973	1904	131	25002	1S	67W	6	SESE		TOP BASE	SURF JSAND	TOP BASE	JSAND DAKOTA	40.0000	40.0000	40.0000	1.000000	0.690000
COL02009.000	4	Clayton E. Wyman and Gretta Wyman	Alan J. Byron, d/b/a Byron Oil Industries	12/12/1973	1904	131	25002	1S	67W	6	NESE		BASE BASE	SUSSEX JSAND	TOP BASE	JSAND DAKOTA	40.0000	40.0000	40.0000	1.000000	0.690000
COL02010.000	1	Casper Sack and Molly Sack, husband and wife	T. S. Pace	4/2/1970	1588	224	887712	1S	67W	6	NWSE part of						5.0000	5.0000	0.0000	0.000000	0.690000
COL02010.000	2	Casper Sack and Molly Sack, husband and wife	T. S. Pace	4/2/1970	1588	224	887712	1S	67W	6	SWSE part of		TOP BASE	SURF JSAND	TOP BASE	JSAND DAKOTA	5.0000	5.0000	5.0000	1.000000	0.690000
COL02010.000	3	Casper Sack and Molly Sack, husband and wife	T. S. Pace	4/2/1970	1588	224	887712	1S	67W	6	S2NW		TOP	SUSSEX	BASE	DAKOTA	74.6800	74.6800	74.6800	1.000000	0.782500
COL02011.001	1	James A. Corcilius and Lydia M. Corcilius, husband and wife	Paul V. Hoovler	3/15/1971	1675	345	916182	1S	67W	6	N2NW part of	Lot 1 Corcilius Acres	TOP	SUSSEX	BASE	DAKOTA	5.6300	2.8150	2.8150	1.000000	0.752500
COL02011.001	2	James A. Corcilius and Lydia M. Corcilius, husband and wife	Paul V. Hoovler	3/15/1971	1675	345	916182	1S	67W	6	N2NW part of	Lot 2 Corcilius Acres	TOP	SUSSEX	BASE	DAKOTA	10.2300	5.1150	5.1150	1.000000	0.752500
COL02011.001	3	James A. Corcilius and Lydia M. Corcilius, husband and wife	Paul V. Hoovler	3/15/1971	1675	345	916182	1S	67W	6	N2NW part of	North 45 feet of Lot 3 Corcilius Acres	TOP	SUSSEX	BASE	DAKOTA	0.3900	0.1950	0.1950	1.000000	0.752500
COL02011.001	4	James A. Corcilius and Lydia M. Corcilius, husband and wife	Paul V. Hoovler	3/15/1971	1675	345	916182	1S	67W	6	N2NW part of	Lot 3 Corcilius Acress less North 45 feet	TOP	SUSSEX	BASE	DAKOTA	9.8100	4.9050	4.9050	1.000000	0.752500
COL02011.001	5	James A. Corcilius and Lydia M. Corcilius, husband and wife	Paul V. Hoovler	3/15/1971	1675	345	916182	1S	67W	6	N2NW part of	Lot 4 Corcilius Acres	TOP	SUSSEX	BASE	DAKOTA	10.1800	5.0900	5.0900	1.000000	0.752500
COL02011.001	6	James A. Corcilius and Lydia M. Corcilius, husband and wife	Paul V. Hoovler	3/15/1971	1675	345	916182	1S	67W	6	N2NW part of	Lot 5 Corcilius Acres	TOP	SUSSEX	BASE	DAKOTA	10.1500	5.0750	5.0750	1.000000	0.752500
COL02011.001	7	James A. Corcilius and Lydia M. Corcilius, husband and wife	Paul V. Hoovler	3/15/1971	1675	345	916182	1S	67W	6	N2NW part of	Lot 6 Corcilius Acres	TOP	SUSSEX	BASE	DAKOTA	10.1300	5.0650	5.0650	1.000000	0.752500
COL02011.001	8	James A. Corcilius and Lydia M. Corcilius, husband and wife	Paul V. Hoovler	3/15/1971	1675	345	916182	1S	67W	6	N2NW part of	Lot 7 Corcilius Acres	TOP	SUSSEX	BASE	DAKOTA	10.2200	5.1100	5.1100	1.000000	0.752500
COL02011.002	1	Lucy V. Trujillo	Paul V. Hoovler	5/10/1971	1696	423	922923	1S	67W	6	N2NW part of	Lot 1 Corcilius Acres	TOP	SUSSEX	BASE	DAKOTA	0.0000	2.8150	2.8150	1.000000	0.752500
COL02011.002	2	Lucy V. Trujillo	Paul V. Hoovler	5/20/1971	1696	423	922923	1S	67W	6	N2NW part of	Lot 2 Corcilius Acres	TOP	SUSSEX	BASE	DAKOTA	0.0000	5.1150	5.1150	1.000000	0.752500
COL02011.002	3	Lucy V. Trujillo	Paul V. Hoovler	5/20/1971	1696	423	922923	1S	67W	6	N2NW part of	North 45 feet of Lot 3 Corcilius Acres	TOP	SUSSEX	BASE	DAKOTA	0.0000	0.1950	0.1950	1.000000	0.752500
COL02011.002	4	Lucy V. Trujillo	Paul V. Hoovler	5/20/1971	1696	423	922923	1S	67W	6	N2NW part of	Lot 3 Corcilius Acress less North 45 feet	TOP	SUSSEX	BASE	DAKOTA	0.0000	4.9050	4.9050	1.000000	0.752500
COL02011.002	5	Lucy V. Trujillo	Paul V. Hoovler	5/20/1971	1696	423	922923	1S	67W	6	N2NW part of	Lot 4 Corcilius Acres	TOP	SUSSEX	BASE	DAKOTA	0.0000	5.0900	5.0900	1.000000	0.752500
COL02011.002	6	Lucy V. Trujillo	Paul V. Hoovler	5/20/1971	1696	423	922923	1S	67W	6	N2NW part of	Lot 5 Corcilius Acres	TOP	SUSSEX	BASE	DAKOTA	0.0000	5.0750	5.0750	1.000000	0.752500
COL02011.002	7	Lucy V. Trujillo	Paul V. Hoovler	5/20/1971	1696	423	922923	1S	67W	6	N2NW part of	Lot 6 Corcilius Acres	TOP	SUSSEX	BASE	DAKOTA	0.0000	5.0650	5.0650	1.000000	0.752500
COL02011.002	8	Lucy V. Trujillo	Paul V. Hoovler	5/20/1971	1696	423	922923	1S	67W	6	N2NW part of	Lot 7 Corcilius Acres	TOP	SUSSEX	BASE	DAKOTA	0.0000	5.1100	5.1100	1.000000	0.752500
COL02012.000	1	Albert Sack and Ann V. Sack, husband and wife	T. S. Pace	2/2/1970	1588	230	887715	1S	67W	6	SENE						40.0000	40.0000	0.0000	0.000000	0.875000
COL02012.000	2	Albert Sack and Ann V. Sack, husband and wife	T. S. Pace	2/2/1970	1588	230	887715	1S	67W	6	NENE part of						33.0940	33.0940	0.0000	0.000000	0.875000
COL02012.000	3	Albert Sack and Ann V. Sack, husband and wife	T. S. Pace	2/2/1970	1588	230	887715	1S	67W	6	W2NE part of						75.1560	75.1560	0.0000	0.000000	0.875000
COL02013.000	1	Katherine H. Sack and George E. Sack	Amoco Production Company	2/25/1975	1979	275	A071747	1S	67W	6	NENE part of	aka Tracts 6 and 7 of COT01351					2.0660	2.0660	0.0000	0.000000	0.875000
COL02040.000	1	Anthony Palizzi and Vera L. Palizzi, husband and wife	Dan H. Sebastian	3/16/1972	1676	74	916326	1S	67W	18	SW part of		TOP	SURF	BASE	JSAND	10.7200	10.7200	2.0100	0.187500	0.752500
COL02041.000	1	Robert M. Willsey and Patricia J. Willsey, husband and wife	Dan H. Sebastian	3/16/1972	1676	69	916324	1S	67W	18	SW part of	two parcels; B contains 8.78 acres, C contains 2.00 acres.	TOP	JSAND	BASE	JSAND	9.4900	9.4900	1.7794	0.187500	0.752500
COL02042.000	1	Frank Vernon Van Deusen and Gertrude M. Van Deusen, husband and wife	Dan H. Sebastian	3/23/1971	1678	107	917015	1S	67W	18	SW part of		TOP	JSAND	BASE	JSAND	22.4100	22.4100	4.2019	0.187500	0.752500
COL02043.000	1	Donald Van Duesen and Barbara L. Van Deusen	Dan H. Sebastian	3/23/1971	1678	110	917016	1S	67W	18	SW part of		TOP	JSAND	BASE	JSAND	2.5600	2.5600	0.4800	0.187500	0.752500
COL02044.000	1	Adams County Board of Commissioners	The Anschutz Corporation, Inc.	3/12/1971	1683	357	918821	1S	67W	18	SW part of	Lot 21, Block 1 Layton Subdivision	TOP	JSAND	BASE	JSAND	5.1200	5.1200	0.9600	0.187500	0.815000
COL02045.000	1	Lauren C. Strassburg and Janice K. Strassburg, husband and wife	Dan H. Sebastian	2/2/1971	1663	404	912370	1S	67W	18	SW part of	Lots 13, 14, 15,& 16, Block 2 Layton Subdivision	TOP	JSAND	BASE	JSAND	5.0200	5.0200	0.9412	0.187500	0.752500
COL02046.000	1	Munir F. Ibrahim and Ardella N. Ibrahim	The Anschutz Corporation, Inc.	5/1/1971	1691	198	921184	1S	67W	18	SW part of	Lot 21, Block 1 Layton Subdivision	TOP	JSAND	BASE	JSAND	11.0700	11.0700	2.0756	0.187500	0.815000
COL02047.000	1	Donald J. Shelley and Patricia Jo Anne Shelly (sic), husband and wife	Dan H. Sebastian	2/2/1971	1663	414	912376	1S	67W	18	SW part of	Lots 5, 6, 7, 8, Block 1 Layton Subdivision	TOP	JSAND	BASE	JSAND	4.8800	4.8800	0.9150	0.187500	0.752500
COL02048.000	1	Louis A. Caricato and Bette Jean Caricato, husband and wife	Dan H. Sebastian	3/16/1971	1676	78	916328	1S	67W	18	SW part of	Lots 9-12, Block 1, Layton Subdivision	TOP	JSAND	BASE	JSAND	5.0700	5.0700	0.9506	0.187500	0.752500
COL02049.000	1	Joe A. Holeman and Ione S. Holeman, husband and wife	Dan H. Sebastian	2/2/1971	1663	411	912374	1S	67W	18	SW part of	Lots 1-4, Block 1, Layton Subdivision	TOP	JSAND	BASE	JSAND	5.2300	5.2300	0.9806	0.187500	0.752500
COL02050.000	1	Samuel L. Dunham and Carma J. Dunham, husband and wife	Dan H. Sebastian	2/2/1971	1663	401	912368	1S	67W	18	SW part of	Lots 5-8, Block 2, Layton Subdivision	TOP	JSAND	BASE	JSAND	5.0700	5.0700	0.9506	0.187500	0.752500
COL02051.000	1	Charles D. Hoyt and Jeannette L. Hoyt, husband and wife	Dan H. Sebastian	2/2/1971	1663	408	912372	1S	67W	18	SW part of	Lots 1-4, Block 2, Layton Subdivision	TOP	JSAND	BASE	JSAND	5.0300	5.0300	0.9431	0.187500	0.752500
COL02052.000	1	Teryl J. Richman and Carylon J. Richman, husband and wife	Dan H. Sebastian	2/2/1971	1663	421	912379	1S	67W	18	SW part of	Lots 9-11, Block 2, Layton Subdivision	TOP	JSAND	BASE	JSAND	5.0300	5.0300	0.9431	0.187500	0.752500
COL02053.000	1	D. George Layton and Edna E. Layton, husband and wife	Dan H. Sebastian	3/16/1971	1676	63	916322	1S	67W	18	SW part of	Excludes Layton Subdivision	TOP	JSAND	BASE	JSAND	47.7900	47.7900	8.9606	0.187500	0.752500
COL02054.000	1	Gary H. Weber, et ux	Crest Oil and Gas Company		1864		652653	1S	67W	18	SW part of	Lots 17 - 20 Block 1 Layton Subdivision	TOP	JSAND	BASE	JSAND	5.4700	5.4700	1.0256	0.187500	0.815000
COL02055.000	1	D. George Layton, et ux	Crest Oil and Gas Company					1S	67W	18	SW part of	No acreage specified	TOP	JSAND	BASE	JSAND	0.0000	0.0000	0.0000	0.187500	0.815000
COL02060.000	1	First Interstate Bank of Denver, Successor Trustee of Joseph A. Leisle	Martinex Corporation	1/30/1985	2962	432	R552153	1S	67W	8	NE		BASE	SUSSEX	BASE	DAKOTA	160.0000	160.0000	160.0000	1.000000	0.823950
COL02174.000	1	Francis I. Tsuzuki and Calvin C. McGregor	Sands-American Corp.	6/18/1973	1870	392		1S	67W	28	NE part of	except the North 30 feet for road purposes and except the East 30 feet for road purposes and except property described in Book 906, page 68; Book 1088, page 514 and Book 1159, page 446	TOP	JSAND	BASE	JSAND	150.0000	150.0000	150.0000	1.000000	0.789913
COL02177.000	1	Joe Martin and Leta M. Martin, husband and wife	Koch Industries, Inc.	2/24/1970	1579	263	881969	2S	66W	2	SW						160.0000	160.0000	70.0000	0.437500	0.750625
COL00461.001	1	Lillian H. Hill	Petrogulf Energy Company	5/24/1982	2646	667	378777	1S	68W	15	NENW and that part of the N/2NE/4 North and West of the Right-Of-Way of the Bull Canal						120.0000	24.0000	1.6493	6.872250%	6.013219%
COL00461.002	1	Avice H. Kerr	Petrogulf Energy Company	5/24/1982	2646	660	378774	1S	68W	15	NENW and that part of the N/2NE/4 North and West of the Right-Of-Way of the Bull Canal						120.0000	24.0000	1.6493	6.872250%	6.013219%
COL00461.003	1	Darrell R. and Mary Doughty	Petrogulf Energy Company	7/22/1982	2663	270	388069	1S	68W	15	NENW and that part of the N/2NE/4 North and West of the Right-Of-Way of the Bull Canal						120.0000	24.0000	1.6493	6.872250%	6.013219%
COL00461.004	1	James L. Reese and Dorey Reese	Petrogulf Energy Company	7/22/1982	2663	261	388065	1S	68W	15	NENW and that part of the N/2NE/4 North and West of the Right-Of-Way of the Bull Canal						120.0000	24.0000	1.6493	6.872250%	6.013219%
COL00461.005	1	Solon E. Thornton and Mildred Thornton	Petrogulf Energy Company	7/13/1982	2660	273	386464	1S	68W	15	NENW and that part of the N/2NE/4 North and West of the Right-Of-Way of the Bull Canal						120.0000	24.0000	1.6493	6.872250%	6.013219%
COL00462.000	1	Norma C. Mathena, Robert G. Bolton and Mary M. Weigandt	Petrogulf Energy Company	6/1/1982	2648	770	379880	1S	68W	15	The NWNW, and a tract of land described by metes and bounds						47.0000	47.0000	3.2300	6.872250%	5.841413%

Exhibit B
"Wells"

Well Name	API No.	PDC Cost Center No.	County	Twn	Rng	Sec	Qtr/Qtr	Spacing	Status	Operator
Ambush 13-22	05-001-09092	105.902007	ADAMS	2S	64W	22	NWSW	J Sand spaced NWSW	Producing	PDC Energy, Inc.
Ambush 23-22	05-001-09052	105.902008	ADAMS	2S	64W	22	NESW	J Sand spaced NESW	Producing	PDC Energy, Inc.
Ambush 24-22	05-001-09106	105.902009	ADAMS	2S	64W	22	SESW	J Sand spaced SESW	Producing	PDC Energy, Inc.
Ambush 34-22	05-001-09070	'105.902010	ADAMS	2S	64W	22	SWSE	D and J Sand spaced SWSE	Producing	PDC Energy, Inc.
Ambush 44-22	05-001-09072	105.902011	ADAMS	2S	64W	22	SESE	J Sand spaced SESE	Producing	PDC Energy, Inc.
Beisel 42-1	05-001-09293	105.902076	ADAMS	1S	68W	1	SENE	Dakota spaced NE	Producing	PDC Energy, Inc.
Bredehoft 13-6	05-001-09291	105.902113	ADAMS	1S	67W	6	NWSW	Codell spaced W2SW	Producing	PDC Energy, Inc.
Chapman 1	05-001-07810	105.902141	ADAMS	1S	64W	28	NWSE	J Sand spaced N2SE	Producing	PDC Energy, Inc.
Danford-Champlin 14-8	05-001-09321	105.902169	ADAMS	3S	64W	8	SWSW	D Sand spaced W2SW	Producing	PDC Energy, Inc.
Ehler 44-4	05-001-09379	105.902197	ADAMS	1S	67W	4	SESE	J Sand spaced SE4	Shut-in	PDC Energy, Inc.
Front Range 4	05-001-08750	105.902239	ADAMS	1S	67W	18	NWNE	J Sand spaced E2	Producing	PDC Energy, Inc.
Gaspar 11-1	05-001-09396	105.902249	ADAMS	1S	68W	1	NWNW	J Sand spaced NW4	Producing	PDC Energy, Inc.
Guthrie 12-2	05-001-09564	105.902281	ADAMS	1S	67W	2	SWNW	J Sand spaced N2	Producing	PDC Energy, Inc.
Guthrie 21-2	05-001-09463	105.902282	ADAMS	1S	67W	2	NENW	J Sand spaced N2	Producing	PDC Energy, Inc.
Guthrie 22-2	05-001-09389	105.902283	ADAMS	1S	67W	2	SENW	J Sand spaced N2	Producing	PDC Energy, Inc.
Guthrie 31-2	05-001-09541	105.902284	ADAMS	1S	67W	2	NWNE	J Sand spaced N2	Producing	PDC Energy, Inc.
Guthrie 41-2	05-001-09540	105.902285	ADAMS	1S	67W	2	NENE	J Sand spaced N2	Producing	PDC Energy, Inc.
Guthrie 42-2	05-001-09563	105.902286	ADAMS	1S	67W	2	SENE	J Sand spaced N2	Shut-in	PDC Energy, Inc.
Guthrie Abner 1	05-001-06251	105.902287	ADAMS	1S	67W	2	SWNE	J-Codell spaced NE	Producing	PDC Energy, Inc.
Leisle 8-5	05-001-08696	105.902397	ADAMS	1S	67W	8	NENE	J Sand/Dakota spaced NE4	Producing	PDC Energy, Inc.
Marlatt 1	05-001-08275	'105.902440	ADAMS	2S	64W	22	NWNW	J Sand spaced NWNW	Producing	PDC Energy, Inc.
Marlatt 12-22	05-001-09078	105.902441	ADAMS	2S	64W	22	SWNW	J Sand spaced NW	Producing	PDC Energy, Inc.
Marlatt 21-22	05-001-09127	105.902442	ADAMS	2S	64W	22	NENW	D Sand spaced NENW	Producing	PDC Energy, Inc.
Marlatt 22-22	05-001-09108	105.902443	ADAMS	2S	64W	22	SENW	J Sand spaced NW4	Producing	PDC Energy, Inc.
Mundell 23-15	05-001-09186	105.902509	ADAMS	2S	64W	15	NESW	D and J Sand Spaced NESW	Shut-in	PDC Energy, Inc.
Mundell 24-15	05-001-09130	'105.902510	ADAMS	2S	64W	15	SESW	D Sand spaced SESW	Shut-in	PDC Energy, Inc.
Otter 1	05-001-08510	105.902537	ADAMS	2S	66W	2	NESW	J Sand spaced NESW	Producing	PDC Energy, Inc.
Sack 11-6	05-001-09464	105.902606	ADAMS	1S	67W	6	NWNW	J Sand spaced N2	Shut-in	PDC Energy, Inc.
Sack 12-6	05-001-09391	105.902607	ADAMS	1S	67W	6	SWNW	Codell/Fort Hays spaced ??	Producing	PDC Energy, Inc.
Sack 23-6	05-001-09578	105.902609	ADAMS	1S	67W	6	SENW	J Sand spaced N2	Producing	PDC Energy, Inc.
Seltzer G U 2-4	05-001-09025	105.902636	ADAMS	1S	67W	4	NWSE	J Sand spaced SE4	Producing	PDC Energy, Inc.
Sterkel 21-1	05-001-09438	105.902651	ADAMS	1S	68W	1	NENW	J Sand spaced NW4	Producing	PDC Energy, Inc.
Stonehocker 32-8	05-001-09387	105.902652	ADAMS	1S	67W	8	SWNE	J Sand spaced NE4	Producing	PDC Energy, Inc.
Tsuzuki 1	05-001-06713	105.902673	ADAMS	1S	67W	28	NENE	J Sand spaced E2	Producing	PDC Energy, Inc.
Wailes 1	05-001-08210	105.902682	ADAMS	2S	63W	8	NESE	J Sand spaced E2	Shut-in	PDC Energy, Inc.
Wailes Farm 2-8	05-001-09033	105.902683	ADAMS	2S	63W	8	SWNE	J Sand spaced E2	Producing	PDC Energy, Inc.
Wyman 34-6	05-001-09292	105.902727	ADAMS	1S	67W	6	SWSE	Codell spaced W2SE	Producing	PDC Energy, Inc.
Zarlengo 14-4	05-001-09384	'105.902730	ADAMS	1S	67W	4	SWSW	J Sand spaced W2	Producing	PDC Energy, Inc.
Zarlengo 2	05-001-08810	105.902731	ADAMS	1S	67W	4	NWNW	J Sand spaced NW4	Shut-in	PDC Energy, Inc.
Zarlengo 21-4	05-001-09468	105.902732	ADAMS	1S	67W	4	NENW	J Sand spaced W2	Shut-in	PDC Energy, Inc.

Well Name	API No.	PDC Cost Center No.	County	Twn	Rng	Sec	Qtr/Qtr	Spacing	Status	Operator
Zarlengo 23-4	05-001-09555	105.902733	ADAMS	1S	67W	4	NESW	Niobrara/Codell spaced W2	Producing	PDC Energy, Inc.
Zarlengo 24-4	05-001-09377	105.902734	ADAMS	1S	67W	4	SESW	Niobrara/Codell spaced W2	Producing	PDC Energy, Inc.
Corcilius 6E-203	05-001-09916	105.101982	ADAMS	1S	67W	6	NWNW		Permitted	PDC Energy, Inc.
Corcilius 6E-223	05-001-09919	105.101984	ADAMS	1S	67W	6	NWNW		Permitted	PDC Energy, Inc.
Corcilius 6E-323	05-001-09914	105.101983	ADAMS	1S	67W	6	NWNW		Permitted	PDC Energy, Inc.
Corcilius 6J-203	05-001-09920	105.101986	ADAMS	1S	67W	6	NWNW		Permitted	PDC Energy, Inc.
Corcilius 6J-303	05-001-09917	105.101987	ADAMS	1S	67W	6	NWNW		Permitted	PDC Energy, Inc.
Corcilius 6J-443	05-001-09918	105.101985	ADAMS	1S	67W	6	NWNW		Permitted	PDC Energy, Inc.
Corcilius 6M-243	05-001-09921	105.101988	ADAMS	1S	67W	6	NWNW		Permitted	PDC Energy, Inc.
Corcilius 6M-343	05-001-09915	105.101989	ADAMS	1S	67W	6	NWNW		Permitted	PDC Energy, Inc.
Ambush 31-22 N/C	05-001-09126	205.902884	ADAMS	2S	64W	22	NWNE	D and J Sand spaced NWNE	Producing	HRM Resources II LLC
Carlson 12-18 N/C	05-001-09709	205.902894	ADAMS	1S	67W	18	SWNW	J Sand spaced W2	Producing	Great Western Operating Company LLC
Layton Green 1 N/C	05-001-06281	205.902811	ADAMS	1S	67W	18	SWSW	J Sand spaced W2	Producing	Great Western Operating Company LLC
Marcus LD 11-374HC N/C	05-123-42585	205.103798	ADAMS	1S	67W	11		Horizontal well spaced 2: W2, 11: W2	TBD	Great Western Operating Company LLC
Marcus LD 11-374HN N/C	05-123-41121	205.102352	ADAMS	1S	67W	11		Horizontal well spaced 2: W2, 11: W2	Spud	Great Western Operating Company LLC
Marcus LD 11-376HN N/C	05-123-42588	205.103799	ADAMS	1S	67W	11		Horizontal well spaced 2: W2, 11: W2	TBD	Great Western Operating Company LLC
Marcus LD 11-377HC N/C	05-123-41131	205.102353	ADAMS	1S	67W	11		Horizontal well spaced 2: W2, 11: W2	Spud	Great Western Operating Company LLC
Marcus LD 11-377HN N/C	05-123-42586	'205.103800	ADAMS	1S	67W	11		Horizontal well spaced 2: W2, 11: W2	TBD	Great Western Operating Company LLC
Marcus LD 11-378HN N/C	05-123-42584	205.103801	ADAMS	1S	67W	11		Horizontal well spaced 2: W2, 11: W2	TBD	Great Western Operating Company LLC
Marcus LD 11-379HC N/C	05-123-42587	205.103802	ADAMS	1S	67W	11		Horizontal well spaced 2: W2, 11: W2	TBD	Great Western Operating Company LLC
Marcus LD 11-379HN N/C	05-123-42867	205.103947	ADAMS	1S	67W	11	SESE	Horizontal well spaced: 1S-67W-2: W2W2, 3: E2E2, 10: E2E2, 11: W2W2	TBD	Great Western Operating Company LLC
Marcus LD 11-380HN N/C	05-123-42866	205.103948	ADAMS	1S	67W	11	SESE	Horizontal well spaced: 1S-67W-2: W2W2, 3: E2E2, 10: E2E2, 11: W2W2	TBD	Great Western Operating Company LLC
Mathena 1-15	05-014-08666	205.060069	BROOMFIELD	1S	68W	15	NWNW	J Sand spaced NW		Extraction Oil & Gas LLC
NORTH HURON 1-22	05-001-09035	205.060098	ADAMS	1S	68W	22	NWNW	Niobrara/Codell/J Sand spaced NW4	Shut-in	Extraction Oil & Gas LLC
Willow Bend LD 18-22HC N/C	05-001-09774	205.101397	ADAMS	1S	67W	18	NENE	Horizontal well spaced: E2E2	Spud	Great Western Operating Company LLC
Willow Bend LD 18-22HN N/C	05-001-09772	205.101398	ADAMS	1S	67W	18	NENE	Horizontal well spaced: E2E2	Spud	Great Western Operating Company LLC
Willow Bend LD 18-23HC N/C	05-001-09776	205.101399	ADAMS	1S	67W	18	NENE	Horizontal well spaced: 18: ALL	Spud	Great Western Operating Company LLC
Willow Bend LD 18-23HN N/C	05-001-09773	'205.101400	ADAMS	1S	67W	18	NENE	Horizontal well spaced: E2	Spud	Great Western Operating Company LLC
Willow Bend LD 18-361HC N/C	05-001-09841	205.102175	ADAMS	1S	67W	18	NENE	Horizontal well spaced 18: E2E2, 17: W2W2	Spud	Great Western Operating Company LLC
Willow Bend LD 18-361HN N/C	05-001-09832	205.101581	ADAMS	1S	67W	18	NENE	Horizontal well spaced: 17: W2W2, 18: E2E2	Spud	Great Western Operating Company LLC
Willow Bend LD 18-366HC N/C	05-001-09777	205.102351	ADAMS	1S	67W	18		Horizontal well spaced: E2	Spud	Great Western Operating Company LLC
Willow Bend LD 18-37HN N/C	05-001-09775	205.101402	ADAMS	1S	67W	18	NENE	Horizontal well spaced: E2	Spud	Great Western Operating Company LLC

Exhibit C
"Contracts"

Contract ID	Company	Contract Name	Contract Date	Effective date	Expiration date	Contract Type	Status	Contract desription	Party type	Parties	Rem type	Contract remarks	Obl Dates	Obl type	Obligation remarks	Prov dates	Contract Provision types	Contract Provision Descriptions	JOA prov dates	JOA prov type	JOA prov descs
COC00003	1	EXCO ABOS - Adams County	1/5/2007	10/1/2006		ABS	ACT	PDC purchase of DJ wells located in Adams County, Colorado	ASNOR	EXCO Resources, Inc.	REC	Recorded in Adams County on 1/9/07 @ Reception #20070000003862
									ASNEE	Petroleum Development Corporation
COC00004	1	EXCO ABOS - Broomfield County, Colorado	1/5/2007	10/1/2006		ABS	ACT	PDC purchase of DJ wells located in Broomfield County, Colorado	ASNOR	EXCO Resources, Inc.	REC	Recorded in Broomfield County on 1/8/07 @ Reception #2007000371
									ASNEE	Petroleum Development Corporation
COC00219	1	JOA 8/31/92 Mathena 1-15 - Martin Exploration / Vessels / Petrogulf	8/31/1992	8/31/1992		JOA	ACT
Joint Operating Agreement dated 8/31/92, by and between Martin Exploration Management Company, as Operator, and Vessels Oil & Gas Company and Petrogulf Corporation, as Non-Operators. Township 1 South, Range 68 West, 6th P.M. Section 15: NWNW Mathena #1-15 well PDC has 6.87225% Working Interest under this JOA.
									OPER	Martin Exploration Management Company	OWN	Current known parties to this agreement are:					PREF	Preferential Rights have been stricken from JOA.		OVERHD	Fixed Rate Basis
									NON-OP	Vessels Oil & Gas Company		Noble Energy and PDC								DRL	$3500/well/month drilling well rate
									NON-OP	Petrogulf Corporation										PROD	$350/well/month producing well rate
																				NONCON	100%/200%/200%
COC01069	1	Colorado Gas Royalty Settlement Agreement	7/1/2009			STA	ACT	Settlement agreement resulting from class action suit filed against PDC regarding payment of gas royalties on leases in Adams, Broomfield, Larimer, Weld and Yuma Counties	PARTY	Petroleum Development Corporation	MISC	The provisions of the settlement agreement are extensive. See file for specifics.
COC01745.001	1	Merit DJ PSA	6/29/2012	4/1/2012		PSA	ACT	Agreement to purchase Merit's properties in the DJ Basin effective April 1, 2012	SELLER	Merit Management Partners I, L.P.	LEASEANALYST	A separate file has been created to capture corrective assignments obtained from Merit and SW subsequent to the assignments listed here. See COC01745.001. ikl
									SELLER	Merit Energy Partners III, L.P.	REC	Original Assignment, Conveyance and Bill of Sale recorded in Adams County, Colorado on July 3, 2012 at reception 2012000047683
									SELLER	Merit Energy Partners D-III, L.P.	REC	Original Assignment, Conveyance and Bill of Sale recorded in Boulder County, Colorado on July 10, 2012 at reception 03235324
									BUYER	PDC Energy, Inc. f/k/a Petroleum Development Corporation	REC	Original Assignment, Conveyance and Bill of Sale recorded in Weld County, Colorado on July 5, 2012 at reception 3856899
REC
Assignment, Conveyance and Bill of Sale recorded in Adams County, Colorado on October 12, 2012 at reception 2012000076865. Conveys the Degenhart #1 well which was previously subject to a COGCC remediation project.

REC
Assignment, Conveyance and Bill of Sale recorded in Adams County, Colorado on November 16, 2012 at reception 2012000087297. Conveys leases and wells subject to litigation as detailed on Schedule 5.7 1.a of the PSA from PDC back to Merit.

REC
Partial Release of Liens and Security Interests recorded in Adams County, Colorado on December 3, 2012 at reception 2012000091184. Releases secured interest in litigation leases and wells conveyed back to Merit.

REC
Assignment, Conveyance and Bill of Sale recorded in Adams County, Colorado on December 12, 2013 at reception 2013000103938. Conveys the litigation leases and wells to PDC once again. Merit settled the litigation with Calvin related to the Dry Creek 35-35.

REC
Assignment, Conveyance and Bill of Sale recorded in Weld County, Colorado on November 96, 2012 at reception 3889364. Conveys leases and wells subject to litigation as detailed on Schedule 5.7 1.b of the PSA from PDC back to Merit.

REC
Partial Release of Liens and Security Interests recorded in Weld County, Colorado on December 4, 2012 at reception 3893091. Releases secured interest in litigation leases and wells conveyed back to Merit.

											REC	Assignment, Conveyance and Bill of Sale recorded in Weld County, Colorado on December 12, 2013 at reception 3983708. Conveys the litigation leases and wells to PDC once again.
											REC	Supplemental Assignment, Conveyance and Bill of Sale recorded in Adams County, Colorado on March 14, 2013 at reception 2013000022110. Conveys leases acquired to cure title defects.
COC01745.002	1	Corrective Assignments for the Merit 2012 Acquisition	4/1/2012	4/1/2012		ASG	ACT	Corrective Assignments for leases/lands that were incorrectly described or omitted from the assignments from Merit Energy Partners, et al to PDC Energy effective 4/1/2012	ASNOR	SW Production Company	REC	Merit to PDC - Corrective Assignment, Conveyance and Bill of Sale recorded in Weld County, Colorado on June 14, 2013 at reception 3940400. Conveys leases missed on the original assignment.
									ASNOR	Southwestern Eagle, LLC	REC
SW to PDC - Corrective Assignment of Oil and Gas Leases recorded in Weld County, Colorado on May 30, 2014 at reception 4019716. Corrects leases/lands in 4N-66W-29: E2SW & NWSE. Curative for the Wiedeman HZ wells.

									ASNEE	PDC Energy, Inc	REC	SW to PDC - Corrective Assignment of Oil and Gas Leases recorded in Weld County, Colorado on June 9, 2014 at reception 4022026. Corrects leases/lands in 5N-64W-W2NW, SENW.
									ASNOR	Merit Energy Partners D-I, L.P.	REC
SW to PDC - Corrective Assignment of Oil and Gas Leases recorded in Weld County, Colorado on October 7, 2014 at receiption 4052024. Corrects wrong well name for the Bowen 1 and conveys associated leases.

									ASNOR	Merit Energy Partners D-II, L. P.	REC	SW to PDC - Corrective Conveyance, Assignment and Bill of Sale recorded in Weld County, Colorado on December 10, 2014 at reception 4067483. Corrects leases lands in 5N-64W-22: NWNW.
											REC	SW to PDC - Corrective Conveyance, Assignment and Bill of Sale recorded in Weld County, Colorado at reception 4080572. Corrects leases/lands in 4N-67W-24: NW.
											REC	SW to PDC - Corrective Assignment of Oil and Gas Leases recorded in Weld County, Colorado on April 21, 2015 at receiption 4100351. This is a larger assignment correcting multiple errors.
											REC	SW to PDC - Corrective Assignment of Oil and Gas Leases recorded in Weld County, Colorado on May 12, 2015 at receiption 4106706. Corrections not specified in assignment.
REC
Merit to PDC - Assignment, Conveyance and Bill of Sale recorded in Weld County, Colorado on July 20, 2015 at receiption 4126064. Corrects leases/lands associated with the Mel & Blanche 5 and Walter D 5-10.

											REC	SW to PDC - Corrective Assignment of oil and Gas Leases recorded in Weld County, Colorado on August 5, 2015 at reception 4130931. Corrects leases/lands associated with the Wiedeman 29K-403.
REC
SW to PDC - Corrective Assignment of oil and Gas Leases recorded in Adams County, Colorado on March 9, 2016 at reception 2016000017770, and Weld County, Colorado on March 2, 2016, at reception 4185198. Corrects leases/lands associated with the Wiedeman 28F-214 well.

COC01802	1	Carl Friis Override Assignments	12/1/1998	6/1/1996		ASG	ACT	Three Assignments of Overriding Royalty from Bataa to Carl Friis starting in December of 1998 with the third assignment being a corrective assignment of the first two.	ASNOR	Bataa Oil, Inc.	REC	Assignment of Overriding Royalty Interest effective 12/1/98 was recorded on 12/2/98 in Weld County at reception 2657379.
									ASNEE	Carl Friis	REC	Assignment of Overriding Royalty Interest effective 6/1/96 was recorded on 8/27/96 in Weld County at reception 2508141.
											REC	Corrective Assignment of Overriding Royalty Interest effective June 1, 1996 was recorded on 11/8/2000 in Weld County at reception 2805596.
COC01803	1	Assignment of Overriding Royalty Interest from Carl Friis to Merit	3/30/2001	1/1/2001		ASG	ACT	Assignment of overriding royalty interest from Friis to Merit effective 1/1/2001	ASNOR	Carl B. Friis, ind and d/b/a 1982 MH Venture	REC	Assignment recorded in Weld County on 4/17/01 at reception 2841335.
									ASNEE	Merit Partners, L.P.
									ASNEE	Merit Energy Partners III L. P.
COC01994	1	Herbert Champlin Letter Agreement	5/8/1995	5/8/1995		LTA	ACT	Letter agreement regarding development of lands in 3S-64W-8	PARTY	Herbert H. Champlin
									PARTY	North American Resources Company
COC01995	1	Danford Letter Agreement	4/12/1995	4/12/1995		LTA	ACT	Letter agreement regarding development of lands in 3S-64W-8	PARTY	Jack D. Danford
									PARTY	North American Resources Company
COC01996	1	PSA - NARCO / Bataa - Adams & Weld Cos., CO	11/1/1997	10/1/1997		PSA	ACT	PSA between NARCO and Bataa for properties located in Adams and Weld Counties, Colorado	SELLER	North American Resources Company	REC	File includes assignment recorded 12/3/97 in Adams County at Book 5171, Page 612
									BUYER	Bataa Oil , Inc.	REC	File includes assignment recorded 12/2/97 in Weld County at Book 1636, Page 1038, Reception 2582134
COC01997	1	JOA - NARCO / Hoefle - Adams Co., CO	10/15/1991	10/15/1991		JOA	ACT	JOA between NARCO and Hoefle covering various sections in Adams County, Colorado	OPER	North American Resources Company	XREF	Bataa JOA 121 (jas)
									NON-OP	C.K. Hoefle, Inc.
COC01998	1	Bataa, Patina, Ashcroft - Ehler 44-4 Agreement with JOA	11/29/2000	11/1/2000		LTA	ACT	Agreement relating to formations from the surface to the base of the Codell formation in the Ehler 44-4	PARTY	Ashcroft Draw LLC	REC	File includes an assignment from Patina to Bataa recorded on December 13, 2000 in Adams County at Book 6356, Page 975
									PARTY	Patina Oil & Gas Corporation	LEASEANALYST	File includes a JOA covering the Shallow Formations in 1S-67W-4: SESE. It appears that Bataa never completed the shallow formations in the Ehler 44-4.
									PARTY	Bataa Oil, Inc.	XREF	Relates to Bataa JOA 151; Added COC03865 and COC01999 to Contracts. (jas)
COC01999	1	Bataa, Patina and Todd Creek Surface Agreement	11/29/2000	11/1/2011		LTA	ACT	Agreement regarding surface operations in 1S-67W-4: SE	PARTY	Bataa Oil, Inc.	XREF	Relates to Bataa JOA 151; Added COC03865 and COC01998 to Contracts. (jas)
									PARTY	Patina Oil & Gas Corporation
									PARTY	Todd Creek Meadows, LLC
COC02001	1	Segregation Agmt - J Sand and Dakota - 1S-67W-6: N2	4/24/1998	7/1/1992		SEG	ACT	Segregation agreement covering the J Sand and Dakota formations in 1S-67W-6: N2. Working interest is segregated with HSR owning interest in the NE/4 and Bataa owning interest in the NW/4.	PARTY	HS Resources, Inc.	REC	The copy of the agreement provded by Merit does not appear to have been recorded. ikl
									PARTY	Bataa Oil, Inc.
									PARTY	David J. Calvin and Anne K. Calvin
									PARTY	Jack L. Schreiber
									PARTY	Edward A. Holloway Investments
									PARTY	S&E Industries, Inc./Francies Energy Investments J
oint Venture
COC02002	1	JOA - Sack Wells - Bataa / Cache et al	4/1/1992	4/1/1992		JOA	ACT	Joint Operating Agreement covering: Township 1 South, Range 67 West, 6th P.M. Section 6: NW/4 Pooled Spacing Unit: Township 1 South, Range 67 West, 6th P.M. Section 6: N/2 Adams County, Colorado	OPER	Bataa Oil, Inc.	REC	Unrecorded
									NON-OP	Cache Energy Investment	XREF	Bataa JOA 133 (jas)
									NON-OP	S & E Industreis	LEASEANALYST	PDC-100% WI: Sack 12-6 & 23-6 may be BPO status, and therefore, attached. (jas)
									NON-OP	Francis Energy Investments	PROD	Sack 22-6: SENW, J Sand and Dakota spaced N2; P&A'd 2-29-16; Exh A to JOA: Including all rights to production from Sack 22-6, any formation from the base of Shannon FM to the base of Dakota FM.

If Operator is not able to obtain right to produce the NIO/COD formations from wellbore of Sack 22-6, then Operator shall assign the JV the rights to NIO/COD formations in the SENW, at a 75% Net Revenue Interest. (jas)

Contract ID	Company	Contract Name	Contract Date	Effective date	Expiration date	Contract Type	Status	Contract desription	Party type	Parties	Rem type	Contract remarks	Obl Dates	Obl type	Obligation remarks	Prov dates	Contract Provision types	Contract Provision Descriptions	JOA prov dates	JOA prov type	JOA prov descs

Contract Area includes all rights to production from the Sack #22-6 Well - Any FM from Base of Shannon FM to Base of Dakota FM. If Operator is unable to obtain right to produce the Niobrara and Codell Formations from the wellbore of the Sack 22-6, the Operator shall assign the Joint Venture rights to the Niobrara and Codell Formations in the SENW, at a 75% NRI.

Article III.B. Interests of Parties: Burdens in excess of 25.0% of 8/8ths must be borne by party who contributed lease. This includes subsequently created interests not listed on Exhibit A even if they were included in initial title.

											EXP	$5,000.00 AFE, response - 30 days/48 hours if rig on location.
AFE expiration at 120 days (30 day notice period + 90 days after)
											NONCON	LOE: 100% / After Wellhead: 100% / Before Wellhead: 300%
											OVERHD	Fixed Rate Per Month: Drilling: $0.00
Producing: As provided for in the Joint Venture Agreement

COC02408	1	PDCE-Grizzly Petroleum Company Stipulation of Interest - 1S-67W-18	1/30/2014	4/1/2012		LTA	ACT	Letter Agreement and Cross-Assignment and Stipulation of Interest effective April 1, 2012 by and between PDC Energy, Inc. and Grizzly Petroleum Company, LLC regarding ownership in 1S-67W-18: E2NE	PARTY	PDC Energy, Inc.	REC	Cross-Assignment and Stipulation of Interest recorded on March 6, 2014 in Adams County at reception 2014000013760
									PARTY	Grizzly Petroleum Company, LLC	AGMT	In exchange for the cross-assignment and stipulation of interest, Grizzly agrees to provide drilling and production information on the Willow Bend wells to PDC.
COC02428	1	Declaration of Pooling - Sack 16N-6HZ	5/31/2014	5/31/2014		UA	ACT
Declaration of Pooling covering: Limited to the wellbore of the Sack 16N-6HZ well. Township 1 North, Range 67 West, 6th P.M. Section 31: SE/4SE/4 Section 32: SW/4SW/4 Township 1 South, Range 67 West, 6th P.M. Section 6: E/2E/2 Adams County, Colorado
									OPER	Kerr-McGee Oil and Gas Onshore LP
									NON-OP	PDC Energy, Inc.
COC02430	1	Declaration of Pooling - Sack 37C-6HZ	5/31/2014	5/31/2014		UA	ACT
Declaration of Pooling covering: Limited to the wellbore of the Sack 37C-6HZ well. Township 1 South, Range 67 West, 6th P.M. Section 6: E/2 Township 1 North, Range 67 West, 6th P.M. Section 31: SE/4SE/4 Weld County, Colorado
									OPER	Kerr-McGee Oil and Gas Onshore LP
									NON-OP	PDC Energy, Inc.
									NON-OP	Bill Barrett Corporation
COC02431	1	Declaration of Pooling - Sack 37N-6HZ	5/31/2014	5/31/2014		UA	ACT
Declaration of Pooling covering: Limited to the wellbore of the Sack 37N-6HZ well. Township 1 South, Range 67 West, 6th P.M. Section 6: E/2 Township 1 North, Range 67 West, 6th P.M. Section 31: S/2SE/4 Weld County, Colorado
									OPER	Kerr-McGee Oil and Gas Onshore LP
									NON-OP	PDC Energy, Inc.
									NON-OP	Bill Barrett Corporation
COC02434	1	JOA - Sack 37C-6HZ - Kerr McGee Oil & Gas / PDC Energy / Bill Barrett Corp	4/24/2014	4/24/2014		JOA	ACT
Joint Operating Agreement covering: Limited to the wellbore of the Sack 37C-6HZ well. Township 1 North, Range 67 West, 6th P.M. Section 31: SE/4SE/4 Weld County, Colorado Township 1 South, Range 67 West, 6th P.M. Section 6: E/2 Adams County, Colorado
									OPER	Kerr-McGee Oil & Gas Onshore LP	PREF	reviewed for struck from agreement.	2/10/2015	TESTWELL	Sack 37C-6HZ		CONF	Any information furnished to or obtained by a non-op shall be maintained as confidential and shall not be disclosed without prior written consent from the operator.		EXP	$50,000 AFE response - 30 days.
									NON-OP	PDC Energy, Inc.	TAXPTR	reviewed for - N/A					DEPTH	Limited to the wellbore of the Sack 37C-6HZ well.		OVERHD	Fixed rate basis
									NON-OP	Bill Barrett Corporation	ASSENT	reviewed for									Drilling $10,000.00
											MISC	Term of Agreement 180 days rwk									Producing $500.00
																				NONCON	100/300/300
OTHER
Subrogation Clause, Subordination Agreement, Conflict of Provision, Intent of Agreement, Wellbore Specific, Drilling and Spacing Unit; Pool Authority, Prior Operating Agreements, Confidentiality, Rights Suspended.

																				ESC	1st of April each yr. adjusted by most recent adjustment factor published by COPAS.
COC02436	1	JOA - Sack 16N-6HZ - Kerr McGee Oil & Gas / PDC Energy	4/15/2014	4/15/2014		JOA	ACT
Joint Operating Agreement covering: Limited to the wellbore of the Sack 16N-6HZ well. Township 1 North, Range 67 West, 6th P.M. Section 31: SE/4SE/4 Section 32: SW/4SW/4 Weld County, Colorado Township 1 South, Range 67 West, 6th P.M. Section 6: E/2E/2 Adams County, Colorado
									OPER	Kerr-McGee Oil & Gas Onshore LP	PREF	reviewed for struck from agreement.	5/31/2015	TESTWELL	Sack 16N-6HZ		CONF	Any information furnished to or obtained by a non-op shall be maintained as confidential and shall not be disclosed without prior written consent from the operator.		EXP	$50,000 AFE response - 30 days.
									NON-OP	PDC Energy, Inc.	TAXPTR	reviewed for - N/A					DEPTH	Limited to the wellbore of the Sack 16N-6HZ well.		OVERHD	Fixed rate basis
											ASSENT	reviewed for									Drilling $10,000.00
											MISC	Term of Agreement 180 days rwk									Producing $500.00
																				NONCON	100/300/300
OTHER
Subrogation Clause, Subordination Agreement, Conflict of Provision, Intent of Agreement, Wellbore Specific, Drilling and Spacing Unit; Pool Authority, Prior Operating Agreements, Confidentiality, Rights Suspended.

																				ESC	1st of April each yr. adjusted by most recent adjustment factor published by COPAS.
COC02442	1	JOA - Sack 37N-6HZ - Kerr McGee Oil & Gas / PDC Energy / Bill Barrett Corp	5/7/2014	5/7/2014		JOA	ACT
Joint Operating Agreement covering: Limited to the wellbore of the Sack 37N-6HZ well. Township 1 North, Range 67 West, 6th P.M. Section 31: S/2SE/4 Weld County, Colorado Township 1 South, Range 67 West, 6th P.M. Section 6: E/2 Adams County, Colorado
									OPER	Kerr-McGee Oil & Gas Onshore LP	PREF	reviewed for struck from agreement.	3/31/2015	TESTWELL	Sack 37N-6HZ		CONF	Any information furnished to or obtained by a non-op shall be maintained as confidential and shall not be disclosed without prior written consent from the operator.		EXP	$50,000 AFE response - 30 days.
									NON-OP	PDC Energy, Inc.	TAXPTR	reviewed for - N/A					DEPTH	Limited to the wellbore of the Sack 37N-6HZ well.		OVERHD	Fixed rate basis
									NON-OP	Bill Barrett Corporation	ASSENT	reviewed for									Drilling $10,000.00
											MISC	Term of Agreement 180 days rwk									Producing $500.00
																				NONCON	100/300/300
OTHER
Subrogation Clause, Subordination Agreement, Conflict of Provision, Intent of Agreement, Wellbore Specific, Drilling and Spacing Unit; Pool Authority, Prior Operating Agreements, Confidentiality, Rights Suspended.

																				ESC	1st of April each yr. adjusted by most recent adjustment factor published by COPAS.
COC02471	1	JOA - Sack 15C-6HZ - Kerr McGee Oil & Gas / PDC Energy / Bill Barrett	4/16/2014	4/16/2014		JOA	ACT
Joint Operating Agreement covering: Limited to the wellbore of the Sack 15C-6HZ well and further limited to the Codell formation. Township 1 North, Range 67 West, 6th P.M. Section 31: S/2SE/4 Weld County, Colorado Township 1 South, Range 67 West, 6th P.M. Section 6: W/2E/2 Adams County, Colorado
									OPER	Kerr-McGee Oil & Gas Onshore LP	PREF	reviewed for struck from agreement.	2/28/2015	TESTWELL	Sack 15C-6HZ		CONF	Any information furnished to or obtained by a non-op shall be maintained as confidential and shall not be disclosed without prior written consent from the operator.		EXP	$50,000 AFE response - 30 days.
									NON-OP	PDC Energy, Inc.	TAXPTR	reviewed for - N/A					DEPTH	Limited to the wellbore of the Sack 15C-6HZ well and further limited to the Codell formation.		OVERHD	Fixed rate basis
									NON-OP	Bill Barrett Corporation	ASSENT	reviewed for									Drilling $10,000.00
											MISC	Term of Agreement 180 days rwk									Producing $500.00
																				NONCON	100/300/300
OTHER
Subrogation Clause, Subordination Agreement, Conflict of Provision, Intent of Agreement, Wellbore Specific, Drilling and Spacing Unit; Pool Authority, Prior Operating Agreements, Confidentiality, Rights Suspended.

																				ESC	1st of April each yr. adjusted by most recent adjustment factor published by COPAS.
COC02483	1	Declaration of Pooling - Sack 15C-6HZ Kerr-McGee / PDC Energy/ Bill Barrett	5/22/2014	5/22/2014		UA	ACT
Declaration of Pooling covering: Limited to the wellbore of the Sack 15C-6HZ well. Township 1 North, Range 67 West, 6th P.M. Section 31: S/2SE/4 Weld County, Colorado Township 1 South, Range 67 West, 6th P.M. Section 6: W/2E/2 Adams County, Colorado
									OPER	Kerr-McGee Oil and Gas Onshore LP
									NON-OP	PDC Energy, Inc.
COC02703	1	JOA Kerr-McGee/David Calvin/Merit Dry Creek 35-35	11/1/2010	11/1/2010		JOA	ACT	Joint Operating Agreement covering: Township 1 North, Range 67 West Section 35: S2SW Township 1 South, Range 67 West Section 2: N2NW Limited to the wellbore of the Dry Creek 35-35 and the Niobrara-Codell and J Sand formations	OPER	Kerr McGee Oil & Gas Onshore LP	LEASEANALYST	Merit went non-consent on this well								NONCON	100200200
									NON-OP	David J. Calvin and Anne K Calvin, JT	LEASEANALYST	Preferential right to Purchase clause has been stricken								EXP	$50,000
									NON-OP	Merit Partners LP	POOL
SPO - COGCC - Dry Creek 35-35 (Non-Op): Cause Nos. 232 & 407, Docket No. 1106-UP-68: 1N-67W-35: S2SW, 1S-67W-2: N2NW; KMG filed Application on 4-28-11 (160.0 acre spacing); Notice of Hearing: June 27 & 28, 2011. NOTE: Do not have the Order. (jas)
OTHER
Subrogation Clause, Subordination Agreement, Conflict of Provision, Intent of Agreement, Wellbore Specific, Drilling and Spacing Unit; Pooling Authority, Prior Operating Agreements, Additional completions or operations, Wellbore agreement,DAmage to Productive Zones, Indemnification against third par

									NON-OP	Merit Energy Partners III, LP											ty claims, allocation of production
																				OVERHD	Fixed Rate:
Drilling $5,000
Producing $500
COC02706	1	Declaration of Pooling Dry Creek 35-35 1N-67W-35, 1S-67W-2 N2NW	11/1/2010	11/1/2010		UA	ACT
Declaration of Pooling covering: Township 1 North, Range 67 West Section 35: S2SW Township 1 South, Range 67 West Section 2: N2NW Limited to the Dry Creek 35-35 wellbore and the Niobrara-Codell and J Sand formations
									OPER	Kerr-McGee Oil & Gas Onshore LP	LEASEANALYST	Merit went Non-consent on the Dry Creek 35-35 well. JMW
									PARTY	Merit Partners, LP
									PARTY	Merit Energy Partners III, LP
									PARTY	David J Calvin and Anne K Calvin, JT

Contract ID	Company	Contract Name	Contract Date	Effective date	Expiration date	Contract Type	Status	Contract desription	Party type	Parties	Rem type	Contract remarks	Obl Dates	Obl type	Obligation remarks	Prov dates	Contract Provision types	Contract Provision Descriptions	JOA prov dates	JOA prov type	JOA prov descs
COC02859	1	JOA - Willow Bend LD 18-361HC Great Western / PDC Energy, Inc. et al	10/1/2014	10/1/2014		JOA	ACT
Joint Operating Agreement covering: Limited to the wellbore of the Willow Bend LD 18-361HC well and further limited to the Codell formation. Township 1 South, Range 67 West, 6th P.M. Section 17: W/2W/2 Section 18: E/2E/2 Adams County, Colorado
									OPER	Great Western Operating Company, LLC	PREF	reviewed for struck from agreement.	9/15/2015	TESTWELL	Willow Bend LD 18-361HC		CONF	Any information furnished to or obtained by a non-op shall be maintained as confidential and shall not be disclosed without prior written consent from the operator.		EXP	$50,000 AFE response - 30 days.
									NON-OP	PDC Energy Inc	TAXPTR	reviewed for - N/A					DEPTH	Limited to the wellbore of the Willow Bend LD 18-361HC well and further limited to the Codell formation.		OVERHD	Fixed rate basis
									NON-OP	Grizzly Petroleum Company	ASSENT	reviewed for									Drilling $10,000.00
									NON-OP	Extraction Oil & Gas, LLC	MISC	Term of Agreement 180 days rwk									Producing $1,000.00
									NON-OP	Kerr-McGee Oil & Gas Company										NONCON	LOE: 100% / After Wellhead: 100% / Before Wellhead: 300%
									NON-OP	Riverdale North, LLC										OTHER
Subrogation Clause, Subordination Agreement, Conflict of Provision, Intent of Agreement, Wellbore Specific, Drilling and Spacing Unit; Pool Authority, Prior Operating Agreements, Confidentiality, Rights Suspended.

																				ESC	1st of April each yr. adjusted by most recent adjustment factor published by COPAS.
COC02860	1	JOA - Willow Bend LD 18-361HN Great Western / PDC Energy, Inc. et al	10/1/2014	10/1/2014		JOA	ACT
Joint Operating Agreement covering: Limited to the wellbore of the Willow Bend LD 18-361HN well and further limited to the Niobrara formation. Township 1 South, Range 67 West, 6th P.M. Section 17: W/2W/2 Section 18: E/2E/2 Adams County, Colorado
									OPER	Great Western Operating Company, LLC	PREF	reviewed for struck from agreement.	9/1/2015	TESTWELL	Willow Bend LD 18-361HN		CONF	Any information furnished to or obtained by a non-op shall be maintained as confidential and shall not be disclosed without prior written consent from the operator.		EXP	$50,000 AFE response - 30 days.
									NON-OP	PDC Energy Inc	TAXPTR	reviewed for - N/A					DEPTH	Limited to the wellbore of the Willow Bend LD 18-361HN well and further limited to the Niobrara formation.		OVERHD	Fixed rate basis
									NON-OP	Grizzly Petroleum Company	ASSENT	reviewed for									Drilling $10,000.00
									NON-OP	Extraction Oil & Gas, LLC	MISC	Term of Agreement 180 days rwk									Producing $1,000.00
									NON-OP	Kerr-McGee Oil & Gas Company										NONCON	LOE: 100% / After Wellhead: 100% / Before Wellhead: 300%
									NON-OP	Riverdale North, LLC										OTHER
Subrogation Clause, Subordination Agreement, Conflict of Provision, Intent of Agreement, Wellbore Specific, Drilling and Spacing Unit; Pool Authority, Prior Operating Agreements, Confidentiality, Rights Suspended.

																				ESC	1st of April each yr. adjusted by most recent adjustment factor published by COPAS.
COC02861	1	Wellbore Declaration of Pooling - Willow Bend LD 18-361HN Great Western / PDC Energy, Inc. et al	10/1/2014	10/1/2014		UA	ACT
Wellbore Specific Declaration of Pooling covering: Limited to the wellbore of the Willow Bend LD 18-361HN well and further limited to the Niobrara formation. Township 1 South, Range 67 West, 6th P.M. Section 17: W/2W/2 Section 18: E/2E/2 Adams County, Colorado
									OPER	Great Western Operating Company, LLC
									NON-OP	PDC Energy Inc
									NON-OP	Grizzly Petroleum Company
									NON-OP	Extraction Oil & Gas, LLC
									NON-OP	Kerr-McGee Oil & Gas Company
									NON-OP	Riverdale North, LLC
COC02862	1	JOA - Willow Bend LD 18-23HN Great Western / PDC Energy / Grizzley Petroleum	12/1/2014	12/1/2014		JOA	ACT
Joint Operating Agreement covering: Limited to the wellbore of the Willow Bend LD 18-23HN well and further limited to the Niobrara formation. Township 1 South, Range 67 West, 6th P.M. Section 18: E/2 Adams County, Colorado
									OPER	Great Western Operating Company, LLC	PREF	reviewed for struck from agreement.					CONF	Any information furnished to or obtained by a non-op shall be maintained as confidential and shall not be disclosed without prior written consent from the operator.		EXP	$50,000 AFE response - 30 days.
									NON-OP	PDC Energy Inc	TAXPTR	reviewed for - N/A					DEPTH	Limited to the wellbore of the Willow Bend LD 18-23HN well and further limited to the Niobrara formation.		OVERHD	Fixed rate basis
									NON-OP	Grizzly Petroleum Company	ASSENT	reviewed for					DRIL	PDC went Non-Consent on Willow Ben LD 18-23HN test well per Tyler Sims (ljb 9-17-15)			Drilling $10,000.00
											MISC	Term of Agreement 180 days rwk									Producing $1,000.00
																				NONCON	LOE: 100% / After Wellhead: 100% / Before Wellhead: 300%
OTHER
Subrogation Clause, Subordination Agreement, Conflict of Provision, Intent of Agreement, Wellbore Specific, Drilling and Spacing Unit; Pool Authority, Prior Operating Agreements, Confidentiality, Rights Suspended.

																				ESC	1st of April each yr. adjusted by most recent adjustment factor published by COPAS.
COC02863	1	Wellbore Declaration of Pooling - Willow Bend LD 18-23HN Great Western / PDC Energy / Grizzley Petroleum	12/11/2014	12/11/2014		UA	ACT
Wellbore Specific Declaration of Pooling covering: Limited to the wellbore of the Willow Bend LD 18-23HN well and further limited to the Niobrara formation. Township 1 South, Range 67 West, 6th P.M. Section 18: E/2 Adams County, Colorado
									OPER	Great Western Operating Company, LLC
									NON-OP	PDC Energy Inc
									NON-OP	Grizzly Petroleum Company
COC02864	1	JOA - Willow Bend LD 18-366HC Great Western / PDC Energy / Grizzley Petroleum	12/1/2014	12/1/2014		JOA	ACT
Joint Operating Agreement covering: Limited to the wellbore of the Willow Bend LD 18-366HC well and further limited to the Niobrara formation. Township 1 South, Range 67 West, 6th P.M. Section 18: E/2 Adams County, Colorado
									OPER	Great Western Operating Company, LLC	PREF	reviewed for struck from agreement.					CONF	Any information furnished to or obtained by a non-op shall be maintained as confidential and shall not be disclosed without prior written consent from the operator.		EXP	$50,000 AFE response - 30 days.
									NON-OP	PDC Energy Inc	TAXPTR	reviewed for - N/A					DEPTH	Limited to the wellbore of the Willow Bend LD 18-366HC well and further limited to the Niobrara formation.		OVERHD	Fixed rate basis
									NON-OP	Grizzly Petroleum Company	ASSENT	reviewed for					DRIL	PDC went Non-Consent on Willow Ben LD 18-36HN test well per Tyler Sims (ljb 9-17-15)			Drilling $10,000.00
											MISC	Term of Agreement 180 days rwk									Producing $1,000.00
																				NONCON	LOE: 100% / After Wellhead: 100% / Before Wellhead: 300%
OTHER
Subrogation Clause, Subordination Agreement, Conflict of Provision, Intent of Agreement, Wellbore Specific, Drilling and Spacing Unit; Pool Authority, Prior Operating Agreements, Confidentiality, Rights Suspended.

																				ESC	1st of April each yr. adjusted by most recent adjustment factor published by COPAS.
COC02865	1	JOA - Willow Bend LD 18-37HN Great Western / PDC Energy / Grizzley Petroleum	12/1/2014	12/1/2014		JOA	ACT
Joint Operating Agreement covering: Limited to the wellbore of the Willow Bend LD 18-37HN well and further limited to the Niobrara formation. Township 1 South, Range 67 West, 6th P.M. Section 18: E/2 Adams County, Colorado
									OPER	Great Western Operating Company, LLC	PREF	reviewed for struck from agreement.					CONF	Any information furnished to or obtained by a non-op shall be maintained as confidential and shall not be disclosed without prior written consent from the operator.		EXP	$50,000 AFE response - 30 days.
									NON-OP	PDC Energy Inc	TAXPTR	reviewed for - N/A					DEPTH	Limited to the wellbore of the Willow Bend LD 18-37HN well and further limited to the Niobrara formation.		OVERHD	Fixed rate basis
									NON-OP	Grizzly Petroleum Company	ASSENT	reviewed for					DRIL	PDC went Non-Consent on Willow Ben LD 18-37HN test well per Tyler Sims (ljb 9-17-15)			Drilling $10,000.00
											MISC	Term of Agreement 180 days rwk									Producing $1,000.00
																				NONCON	LOE: 100% / After Wellhead: 100% / Before Wellhead: 300%
OTHER
Subrogation Clause, Subordination Agreement, Conflict of Provision, Intent of Agreement, Wellbore Specific, Drilling and Spacing Unit; Pool Authority, Prior Operating Agreements, Confidentiality, Rights Suspended.

																				ESC	1st of April each yr. adjusted by most recent adjustment factor published by COPAS.
COC02866	1	Wellbore Declaration of Pooling - Willow Bend LD 18-37HN Great Western / PDC Energy / Grizzley Petroleum	12/4/2014	12/4/2014		UA	ACT
Wellbore Specific Declaration of Pooling covering: Limited to the wellbore of the Willow Bend LD 18-37HN well and further limited to the Niobrara formation. Township 1 South, Range 67 West, 6th P.M. Section 18: E/2 Adams County, Colorado
									OPER	Great Western Operating Company, LLC
									NON-OP	PDC Energy Inc
									NON-OP	Grizzly Petroleum Company
COC03227	1	LTA - Jt. Development Proposal (& Revisions) - 3S-64W-8, 17 & 18 - Danford-Champlin 14-8 - NARCO / Danford-Champlin	4/26/1995	4/26/1995		LTA	ACT
Letter Agreement - Joint Development Proposal, covering: Township 3 South, Range 64 West, 6th P.M. Section 8: A tract of land in the SW/4 as described in BK 2849, PG 369 Section 17: NW/4 Section 18: NW/4 Adams County, Colorado
									OPER	North American Resources Company (NARCO)	AGMT
Letter Agreement sets forth the mutual understanding and agreement of various meetings with Doyle Danford and Michael Holland as to the terms and conditions by which Danford-Champlin Farms, LTD will grant North American Resources Company (NARCO) an option to drill the Test Well located in 3S-64W-8:
PREF
d. NARCO proposes that Danford be given right after 7.5 years from completion date of each drilled producing well to repurchase all RTI of NARCO as it pertains to that specific well as to Danford's specific interest covered by this Agmt.

									PARTY	Danford-Champlin Farms, LTD (Jack D. Danford)		SWSW [Danford-Champlin 14-8 Well.]						[Danford-Champlin 14-8: Completed 2-21-96; Pref Rights expired for this well; no wells drilled to date in Sections 17 and 18]
											LEASEANALYST	Letter Agreement dated 4-12-95 - Revised Joint Development Proposal (not signed by Jack Danford);
Letter Agreement dtd 5-8-95 - Revised Joint Development Proposal
											LEASEANALYST	Read Letter Agreements in their entirety - very detailed. (jas)
											PREF	See "PREF" in Provisions; Danford-Champlin 14-8: Completed 2-21-96. Pref Rights expired for this Well; no wells drilled in Sections 17 & 18. (jas)

Contract ID	Company	Contract Name	Contract Date	Effective date	Expiration date	Contract Type	Status	Contract desription	Party type	Parties	Rem type	Contract remarks	Obl Dates	Obl type	Obligation remarks	Prov dates	Contract Provision types	Contract Provision Descriptions	JOA prov dates	JOA prov type	JOA prov descs
COC03866	1	FOA-LTA (w/EXH C - JOA COC03867) - Byron / Basin - 1S-67-68W - Adams Co., CO	6/7/1990	6/7/1990		FOA	ACT
Farmout Letter Agreement, with JOA as Exhibit "C" to FOA LTA (see COC03867), both dated 6-7-90, regarding the drilling of 21 wells, on the 160.0 acre "Drilling Units" - to be drilled two (minimum) per "Quarter" and covering the following Lands in Adams County, Colorado: Township 1 South, Range 67 West, 6th P.M. Section 6: S/2 Section 7: E/2 Section 8: S/2 Section 9: NW/4 Township 1 South, Range 68 West, 6th P.M. Section 1: S/2 Section 2: NW/4 Section 11: SE/4 Section 12: SW/4 Section 13: S/2, NE/4 Section 14: NE/4 Section 23: ALL CONTRACT DEPTH: Surface to Base of J Sand Formation
									FARMOR	Byron Oil Industries, Inc.	REC	Unrecorded
									FARMOR	Byron Oil Drilling Fund 1-B	LEASEANALYST	Needs Landman Review: Uncertain as to if FOA & JOA are still active; FOA is very detailed and should be read in its entirety.
									FARMEE	Basin Exploration, Inc.	OWN	PDC has no ownership in the following:
1S-67W: 7, 9 & 1S-68W-2, 11-14, 23
											PROD	NEEDS LANDMAN REVIEW:
PDC has no ownership in any of the wells referenced in the Exhibits, and only has an interest in the attached associated Leases.
											DEPTH	CONTRACT DEPTH: Surface to Base of J Sand Formation

COC03867	1	JOA (EXH C to FO-LTA COC03866) - 1S-67-68W - Byron Oil / Basin - Adams Co., CO	6/7/1990	6/7/1990		JOA	ACT
Joint Operating Agreement (as Exhibit "C" to Farmout Letter Agreement dated 6-7-90), regarding the drilling of 21 wells, on the 160.0 acre "Drilling Units" - to be drilled two (minimum) per "Quarter" and covering the following Lands in Adams County, Colorado: Township 1 South, Range 67 West, 6th P.M. Section 6: S/2 Section 7: E/2 Section 8: S/2 Section 9: NW/4 Township 1 South, Range 68 West, 6th P.M. Section 1: S/2 Section 2: NW/4 Section 11: SE/4 Section 12: SW/4 Section 13: S/2, NE/4 Section 14: NE/4 Section 23: ALL CONTRACT DEPTH: Surface to Base of J Sand Formation
									OPER	Basin Exploration, Inc.	REC	Unrecorded
									NON-OP	Byron Oil Industries, Inc.	LEASEANALYST	Read FOA (COC03866) inits entirety - very detailed; Uncertain as to if this FOA-LTR and JOA are still active.
											OWN	PDC has no ownership in the following:
1S-67W: 7, 9 & 1S-68W-2, 11-14, 23
											PROD	NEEDS LANDMAN REVIEW:
PDC has no ownership in any of the wells referenced in the Exhibits, and only has an interest in the attached associated Leases.
						EXP	$25,000 AFE, response - 30 days/24 hours if rig on location.				DEPTH	CONTRACT DEPTH: Surface to Base of J Sand Formation
AFE expiration at 90 days (30 day notice period + 60 days after)
						OVERHD	Fixed Rate per Well per Month:
Drilling: $4,500.00
Producing: $450.00
						NONCON	LOE: 200% / After Wellhead: 200% / Before Wellhead: 400%
						ESC	1st of April, annually, adjusted by most recent adjustment factor published by COPAS.
COC03985	1	PSA (Exh C - JOA - COC03986) - 1S-67W: 4-6, 17, 20; 1S-68W-1: N2; 1N-67W-32: S2 - Weld County E&P / Bataa	5/27/1999	5/27/1999		PSA	ACT
Purchase and Sale Agreement, with JOA attached as Exhibit "C" (see COC03986), covering: Township 1 South, Range 68 West, 6th P.M. Section 1: N/2 Township 1 South, Range 67 West, 6th P.M. Section 4: W/2 Section 5: All Section 6: S/2 Section 17: All Section 20: NE Township 1 North, Range 67 West, 6th P.M. Section 32: S/2 Adams and Weld Counties, Colorado
									SELLER	Weld County E&P Properties, LLC	XREF	Bataa JOA 136 (This JOA COC03986 is Exhibit "C" to PSA COC03985); JOA 136 is listed on the Bataa Reconciliation Spreadsheet (COC03865);
									BUYER	Bataa Oil, Inc.
											CONS	Written consent required from Weld County E&P for any assignment, mortgages or encumbrances.
COC03986	1	JOA (as Exh C to PSA COC03985) - 1S-67W: 4-6, 17, 20; 1S-68W-1: N2; 1N-67W-32: S2 - Weld County E&P / Bataa	5/27/1999	5/27/1999		JOA	ACT
Joint Operating Agreement (as Exhibit "C" to PSA COC03985), covering: Township 1 South, Range 68 West, 6th P.M. Section 1: N/2 Township 1 South, Range 67 West, 6th P.M. Section 4: W/2 Section 5: All Section 6: S/2 Section 17: All Section 20: NE Township 1 North, Range 67 West, 6th P.M. Section 32: S/2 Adams County, Colorado
									SELLER	Weld County E&P Properties, LLC	XREF	Bataa JOA 136 (This JOA COC03986 is Exhibit "C" to PSA COC03985); JOA 136 is listed on the Bataa Reconciliation Spreadsheet (COC03865);
									BUYER	Bataa Oil, Inc.	CONS	Written consent required from Weld County E&P for any assignment, mortgages or encumbrances.
$10,000 AFE, response - 30 days/48 hours if rig on location.
											EXP	AFE expiration at 90 days (30 day notice period + 60 days after)
											OVERHD	Fixed Rate per Well per Month: Drilling: $5,000.00
Producing: Paragraph 10 of PSA; Utilize mean overhead rates for Zone in which Contract Area is located for depth to be drilled - rates by Ernst & Young.
											NONCON	LOE: 200% / After Wellhead: 200% / Before Wellhead: 400%
											ESC	1st of April, annually, adjusted by most recent adjustment factor published by COPAS.
OTHER
XVI-Other Provisions. This Article takes precedence over any provision in the JOA which may be in conflict therewith. Operator pays or causes to be paid all taxes which are payable on production from PDP and PUD Properties.

COC04179	1	DOP (& Ratifications) - Marlatt 1, 12-22, 21-22, 22-22 - 2S-64W-22: NW - Macey / Mershon	4/25/1983	4/25/1983		UA	ACT	Declaration of Pooling (and Ratifications and Joinders of DOP), covering: Township 2 South, Range 64 West, 6th P.M. Section 22: NW/4 Containing 160.0 acres, more or less Adams County, Colorado	PARTY	W. B. Macey, individually	REC	Recorded twice: Recorded 5-17-83, BK 2747, PG 246, and Recorded 10-25-84, BK 2930, PG 749, Adams Co., CO
									PARTY	Paul M. Mershon, Jr. TR dtd 5-4-82; and	PROD	Per PDSs: 2S-64W-22:
										Paul M. Mershon, Jr. Beneficiary		Marlatt 1: NWNW, J Sand spaced NWNW; 1st Date Production: 8-23-92;
									PARTY	Charles S. Thompson (Ratification)		Marlatt 12-22: SWNW, J Sand spaced NW; 1st Date Production: not listed;
									PARTY	James H. Wortz (Ratification)		Marlatt 21-22: NENW, D Sand spaced NENW; 1st Date Production: 1-11-93;
									PARTY	Mary K. & John K. Hassell		Marlatt 22-22: SENW, J Sand spaced NW; 1st Date Production: 11-17-92
											TITLE	Ratifications and Joinders of DOP:
COC04180	1	AOP - Marlatt 1 - 2S-64W-22: NW - Macey / Mershon	8/7/1984	8/7/1984		AFFPROD	ACT	Affidavit of Production covering: Township 2 South, Range 64 West, 6th P.M. Section 22: NW/4 Containing 160.0 acres, more or less Adams County, Colorado	PARTY	W. B. Macey, individually	REC	Recorded 8-28-84, BK 2910, PG 875, #524366, Adams Co., CO
									PARTY	Paul M. Mershon, Jr. TR dtd 5-4-82; and	PROD	Per PDS: 2S-64W-22: Marlatt 1: NWNW, J Sand spaced NWNW; 1st Date Production: 8-23-92
Paul M. Mershon, Jr. Beneficiary
COC04181	1	DOP (& Ratifications) - Marlatt 1, 12-22, 21-22, 22-22 - 2S-64W-22: NW - NARCO	9/28/1992	9/28/1992		UA	ACT	Declaration of Pooling (and Ratification and Joinders of DOP), covering: Township 2 South, Range 64 West, 6th P.M. Section 22: NW/4 Containing 160.0 acres, more or less Adams County, Colorado	OPER	North American Resources Company	REC	Recorded 10-20-92, BK 3971, PG 215, #B1098181, Adams Co., CO; Recorded 10-14-92, #02307076, Weld Co., CO
									PARTY	Thelma Eugenia Thompson (Ratification)	PROD	Per PDSs: 2S-64W-22:
									PARTY	James M. Wortz (Ratification)		Marlatt 1: NWNW, J Sand spaced NWNW; 1st Date Production: 8-23-92;
									PARTY	Eleanor Thompson Wortz (Ratification)		Marlatt 12-22: SWNW, J Sand spaced NW; 1st Date Production: not listed;
									PARTY	Mary K. Hassell (Ratification)		Marlatt 21-22: NENW, D Sand spaced NENW; 1st Date Production: 1-11-93;
Marlatt 22-22: SENW, J Sand spaced NW; 1st Date Production: 11-17-92
											TITLE	Individual Ratifications and Joinders of DOP:
COC04182	1	AOP - Marlatt 1, 12-22 - 2S-64W-22: NW - NARCO	9/28/1992	9/28/1992		AFFPROD	ACT	Affidavit of Production covering: Township 2 South, Range 64 West, 6th P.M. Section 22: NW/4 Containing 160.0 acres, more or less Adams County, Colorado	OPER	North American Resources Company	REC	Recorded 10-20-92, BK 3971, PG 213, #B1098180, Adams Co., CO and Recorded 10-14-92, #02307075, Weld Co., CO
											PROD	Per PDSs: 2S-64W-22:
Marlatt 1: NWNW, J Sand spaced NWNW; 1st Date Production: 8-23-92;
Marlatt 12-22: SWNW, J Sand spaced NW; 1st Date Production: not listed
COC04191	1	DOP (& Amend) - Wailes 1, Wailes Farm 2-8 - 2S-63W-8: E2 - Macey / Mershon / et al	10/25/1982	10/25/1982		UA	ACT	Declaration of Pooling dated 10-25-82, and Amended Declaration of Pooling dated 12-13-83, covering: Township 2 South, Range 63 West, 6th P.M. Section 8: E/2 Adams County, Colorado	PARTY	W. B. Macey	REC	DOP recorded 12-3-82, BK 2699, PG 301, B408478. Amended DOP recorded 1-9-84, BK 2828, PG 114, B480489, Adams Co., CO
									PARTY	Paul M. Mershon, Jr. TR dtd 5-4-82, by	LEASEANALYST	Amended DOP changes/adds names of Parties associated with the DOP. See 'Parties to Contract' tab. The only parties to the original DOP were W. B. Macey and Paul M. Mershon, Jr.
										Paul M. Mershon, Jr. Ttee & Beneficiary (Amendment	PROD	Wailes 1: 2S-63W-8: NESE, J Sand spaced E2, Spud 11-17-82, 1st Date Production: 10-24-83.
)
									PARTY	James A. Brown (Amendment)
									PARTY	Ray K. Davis (Amendment)
									PARTY	Mary F. Davis (Amendment)
									PARTY	Kenneth D. Ibsen (Amendment)
COC04192	1	AOP - Wailes 1 - 2S-63W-8: E2 - Macey & Mershon	10/27/1983	10/27/1983		AFFPROD	ACT	Affidavit of Production covering: Township 2 South, Range 63 West, 6th P.M. Section 8: E/2 Adams County, Colorado	OPER	Macey & Mershon Oil Inc.	REC	Recorded 11-30-83, BK 2815, PG 501, B474045, Adams Co., CO
											PROD	Wailes 1: 2S-63W-8: NESE, J Sand spaced E2, Spud 11-17-82, 1st Date Production: 10-24-83
COC04215	1	DOU (& Amend) - Ehler 44-4, Seltzer G U 2-4 - 1S-67W-4: SE - Martin Exploration	12/30/1991	12/30/1991		UA	ACT	Declaration of Unitization (and Amendment), covering: Township 1 South, Range 67 West, 6th P.M. Section 4: SE/4 Adams County, Colorado Limited to the 'J' Sand, Codell and Niobrara Formations	PARTY	Martin Exploration Management Company, LP, by	REC	Recorded 1-6-92, #B1041178, Adams Co., CO					DEPTH	Limited to the 'J' Sand, Codell and Niobrara Formations
										Memco Management Corporation, GP	REC	Amended Declaration of Unitization dtd 9-16-92 (recorded 10-5-92, #B1094721), by Same Party as original Declaration.
											PROD	Original Declaration is limited to 'J' Sand FM; Amended Declaration is limited to the Codell, Niobrara and 'J' Sand FMs.
COC04252	1	DOU - Sack 11-6, 12-6, 23-6 - 1S-67W-6: N2 - Amoco	2/24/1975	2/24/1975		UA	ACT	Declaration of Unitization covering: Township 1 South, Range 67 West, 6th P.M. Section 6: N/2 Containing 320.0 acres, more or less Adams County, Colorado Limited to the "J" Sandstone Formation	PARTY	Amoco Production Company	REC	Recorded 5-27-75, #1661168, Adams Co., CO
											PROD	Sack 11-6: 1S-67W-6: NWNW, J Sand spaced N2; 1st Date Production: 6-6-03;
Sack 12-6: 1S-67W-6: SWNW, Codell/Ft Hays spaced ??;
Sack 23-6: 1S-67W-6: SENW, J Sand spaced N2
											DEPTH	Limited to the "J" Sandstone Formation
COC04428	1	DOU - Danford-Champlin 14-8 - 3S-64W-8: W2SW - NARC / Danford / Champlin / et al	8/14/1995	8/1/1995		UA	ACT	Declaration of Unitization covering: Township 3 South, Range 64 West, 6th P.M. Section 8: W/2SW/4 Adams County, Colorado Limited to the "J" Sand and "D" Sand Formations	OPER	North American Resources Company (NARC)	REC	Recorded in Counterpart, in Adams Co., CO, as follows:
									PARTY	John D. Danford
									PARTY	Herbert H. Champlin
									PARTY	Danford-Champlin Farms, Ltd.

Contract ID	Company	Contract Name	Contract Date	Effective date	Expiration date	Contract Type	Status	Contract desription	Party type	Parties	Rem type	Contract remarks	Obl Dates	Obl type	Obligation remarks	Prov dates	Contract Provision types	Contract Provision Descriptions	JOA prov dates	JOA prov type	JOA prov descs
									PARTY	Board of County Commissioners
											DEPTH	Limited to the "J" Sand and "D" Sand Formations
COC04429	1	DOU - 3S-64W-8: E2SW - NARC / Danford / Champlin / et al	2/15/1996	2/15/1996		UA	ACT	Declaration of Unitization covering: Township 3 South, Range 64 West, 6th P.M. Section 8: E/2SW/4 Adams County, Colorado Limited to the "J" Sand and "D" Sand Formations	OPER	North American Resources Company (NARC)	REC	Recorded in Counterpart, in Adams Co., CO, as follows:					DEPTH	Limited to the "J" Sand and "D" Sand Formations
									PARTY	Estate of Jack D. Danford, Jewell Danford, PR		(Board County Commissioners: counterpart not located)
									PARTY	Herbert H. Champlin		By Herbert H. Camplin and by NARC: Recorded 3-4-96, #CO152128;
									PARTY	Board of County Commissioners		By Estate Jack D. Danford and by NARC: Recorded 3-1-96, #CO151451;
By NARC: Recorded 2-28-96, #CO150987
											LEASEANALYST	NOTE: NARC is only Party on one of the counterparts, however, the Declaration is E2SW Section 8, same as the other two counterparts. Included all three in same file.
											OWN	PDC - no interest in wells in the E2SW. COL01972.000 (Board Cty Commissioners) - only Lease with ownership in E2SW.
COC04430	1	AOP & Lease Extension - Danford-Champlin 14-8 - 3S-64W-8: W2SW - NARC	10/10/1995	2/21/1996		AFFPROD	ACT	Affidavit of Production and Extension of Lease, covering: Township 3 South, Range 64 West, 6th P.M. Section 8: W/2SW/4 Adams County, Colorado	OPER	North American Resources Company (NARC)	REC	Recorded 11-16-95, #CO124695, Adams Co., CO
											PROD	Effective Date of Affidavit is Date 1st Production. Per PDS: Danford-Champlin 14-8: 3S-64W-8: SWSW, 'D' Sand spaced W2SW; Date 1st Production: 2-21-96;
COC04478	1	Pooling - 1S-67W-6: N2NW (Shannon) - Byron Oil	8/10/1979	8/10/1979		UA	ACT	Pooling Agreement covering: Township 1 South, Range 67 West, 6th P.M. Section 6: N/2NW/4 Adams County, Colorado Limited from Surface to Top of Shannon Formation	OPER	Byron Oil Industries, Inc.	REC	Recorded 6-19-80, BK 2466, PG 49, #270123, Adams Co., CO
									PARTY	Paul J. & Arlene Younger (RI)	PROD	Needs Landman Review: Pooling Agmt is from Surface to top of Shannon FM, spaced N2NW. The Sack wells are producing from the "J" Sand and/or Dakota FM, spaced N2.
									PARTY	James A. & Lyda M. Corcilius, JT (RI)
									PARTY	Anthony C. Carrasco (RI)
									PARTY	Lucy W. Trujillo (RI)
									PARTY	H&G Trust (ORRI)
									PARTY	Bob Hill (ORRI)
									PARTY	Marcus A. Degenhart (ORRI)
									PARTY	Chaparral Resources, Inc. (ORRI)
											DEPTH	Limited from Surface to Top of Shannon Formation
COC04509	1	DOP (J Sand) - Zarlengo 1, 2, 14-4, 21-4 - 1S-67W-4: W2 - Adolph Coors	12/29/1972	12/29/1972		UA	ACT	Declaration of Pooling covering: Township 1 South, Range 67 West, 6th P.M. Section 4: W/2 Adams County, Colorado Limited to production from the "J" Sand Formation	OPER	Adolph Coors Company	REC	Recorded 10-1-73, BK 1891, PG 269, #17237, Adams Co., CO
											PROD	Per PDSs: Zarlengo Wells in 1S-67W-4: "J" Sand
Zarlengo 1 (P&A'd 3-2-16): NESW, J Sand spaced W2, Date 1st Production: 10-13-71;
Zarlengo 2: NWNW, J Sand spaced NW, Date 1st Production: 5-8-87;
Zarlengo 14-4: SWSW, J Sand spaced W2, Date 1st Production: 2-2-99;
Zarlengo 21-4: NENW, J Sand spaced W2, Date 1st Production: 6-18-03
											DEPTH	Limited to production from the "J" Sand Formation
COC04511	1	AOP & Lease Extension (Signal OGL) - Zarlengo 1 - 1S-67W-4: NW - Coors / Industrial Gas	12/29/1972	12/29/1972		AFFPROD	ACT
Affidavit of Production and Extension of Lease, covering: Township 1 South, Range 67 West, 6th P.M. Section 4: That part of the NW/4 and the NE/4 surrounding and encompassing the Signal Reservoirs Adams County, Colorado
									PARTY	Adolph Coors Company	REC	Recorded 10-1-73, BK 1891, PG 261, #17230, Adams Co., CO
									PARTY	Industrial Gas Services, Inc.	PROD	Zarlengo 1: 1S-67W-4: NESW, J Sand spaced W2, Completed 9-15-70, Date 1st Production: 10-13-71, P&A'd 3-2-16
									PARTY	Signal Reservoir and Irrigation Company	AGMT	AFFPROD specifically references a well was completed on 9-15-70 (which is Zarlengo 1 - not referenced in doc).
											AGMT	AFFPROD is in regard to the Signal Reservoir and Irrigation Company Lease (COL01997.000) - term ending 6-6-71.
COC04512	1	AOP & Lease Extension (Edwards OGL) - Zarlengo 1 - 1S-67W-4: NENW - Coors / Industrial Gas	12/29/1972	12/29/1972		AFFPROD	ACT
Affidavit of Production and Extension of Lease, covering: Township 1 South, Range 67 West, 6th P.M. Section 4: Beginning at the NE corner NE/4NW/4 Section 4, then South 518.5 feet then West at R/A 60 feet then Westerly and // with Cornerline of dam No. 1 and 50 feet from R/A 1520 feet M/L to pt. on West Line NE/4NW/4 said Section then North along West Line 569.5 feet to North Line Section 4 then East 1328.5 feet to POB. Adams County, Colorado
									PARTY	Adolph Coors Company	REC	Recorded 10-1-73, BK 1891, PG 259, #17228, Adams Co., CO
									PARTY	Industrial Gas Services, Inc.	PROD	Zarlengo 1: 1S-67W-4: NESW, J Sand spaced W2, Completed 9-15-70, Date 1st Production: 10-13-71, P&A'd 3-2-16
									PARTY	Paul E. & Norma L. Edwards (Lessors)	AGMT	AFFPROD specifically references a well was completed on 9-15-70 (which is Zarlengo 1 - not referenced in doc).
											AGMT	AFFPROD is in regard to the Paul & Norma Edwards Lease (COL01762.003) - term ending 6-17-71.
COC04513	1	AOP & Lease Extension (Mountain View OGL) - Zarlengo 1 - 1S-67W-4: SW - Coors / Industrial Gas	12/29/1972	12/29/1972		AFFPROD	ACT
Affidavit of Production and Extension of Lease, covering: Township 1 South, Range 67 West, 6th P.M. Section 4: Beginning from a point on the S line of Sec. 4-1S-67W whence the SW corner of Sec. 4 bears N 89 deg 00' W a distance of 480.0', thence N 1 deg 00' E a distance of 350.0' to the true point of beginning of this description; thence S 89 deg 00' E 100'; thence N 1 deg 00' E 100', thence N 89 deg 00' W 100'; thence S 1 deg 00' W a distance of 100' to a point of closure. Adams County, Colorado
									PARTY	Adolph Coors Company	REC	Recorded 10-1-73, BK 1891, PG 260, #17229, Adams Co., CO
									PARTY	Industrial Gas Services, Inc.	PROD	Zarlengo 1: 1S-67W-4: NESW, J Sand spaced W2, Completed 9-15-70, Date 1st Production: 10-13-71, P&A'd 3-2-16
									PARTY	Mountain View Water Users Association (Lessor)	AGMT	AFFPROD specifically references a well was completed on 9-15-70 (which is Zarlengo 1 - not referenced in doc).
											AGMT	AFFPROD is in regard to the Mountain View Water Users Association Lease (COL01759.000) - term ending 2-2-82.
COC04541	1	Commingling Docs - Danford-Champlin 14-8 - 3S-64W-8: W2SW - LTA Consents / Notices - NARCO et al	4/26/1995	4/26/1995		COMNGL	ACT
Commingling Documents: Consent Letter Agreements and Various Notices, with regard to the Danford-Champlin 14-8 Well, covering: Township 3 South, Range 64 West, 6th P.M. Section 8: W/2SW/4 Adams County, Colorado Commingling the J Sand Formation with the D Sand Formation
									OPER	North American Resources Company	PROD	Per PDS: Danford-Champlin 14-8: 3S-64W-8: SWSW, D Sand spaced W2SW, Spud 7-11-95, Completed and Date 1st Production: 2-21-96.
									NON-OP	Various Parties - See 'Remarks'	LEASEANALYST	Contract is dated 4-26-95, which is the date of NARCO's Jt. Development Proposal (see COC03227). (jas)
LEASEANALYST
In regard to the Danford-Champlin 14-8 Well, this File contains Commingling Consents (LTAs), Commingling Notices to Offset Operators and/or Unleased Mineral Owners, Notice of Intent of Operations, etc. - as referenced below.

											AGMT	Executed Commingling Consents (LTA's) dtd 4-16-96, re: Danford-Champlin 14-8 Well, commingling the J Sand with the D Sand Formations, from NARCO to the following (individual LTAs):
Herbert Champlin; Danford-Champlin Farms LTD; I. Jewell Danford, PR for Estate of Jack D. Danford, deceased; UPRC; and
											DEPTH	Commingling the J Sand Formation with the D Sand Formation
COC04542	1	LTA - Drilling Operations - Danford-Champlin 14-8 - 3S-64W-8: SWSW - NARCO / Front Range Airport	6/8/1995	6/8/1995		LTA	ACT
Letter Agreement notifying Front Range Airport Authority of NARCO's proposed Drilling Operations of the Danford-Champlin 14-8 Well, covering: Township 3 South, Range 64 West, 6th P.M. Section 8: SW/4SW/4 Adams County, Colorado
									OPER	North American Resources Company (NARCO)	LEASEANALYST	Both Parties executed LTA; NARCO did not date signature line.
									NON-OP	Front Range Airport Authority (FRAA)	PROD	Per PDS: Danford-Champlin 14-8: 3S-64W-8: SWSW, D Sand spaced W2SW, Spud 7-11-95, Completed and Date 1st Production: 2-21-96.
											AGMT	1) NARCO proposes to conduct drilling operations: 3S-64W-8: FWL 660', FEL 660', on or before 8-1-95;
COC04543	1	Permit - Letters re: Notice of Application for Production - Danford-Champlin 14-8 - 3S-64W-8: W2SW - NARCO et al	11/1/1995	11/1/1995		PER	ACT
Letters (Multiple) of Notice of Application for Production Permit, to multiple Non-Operators, individually, associated with the Danford-Champlin 14-8 Well, covering: Township 3 South, Range 64 West, 6th P.M. Section 8: W/2SW/4 Adams County, Colorado
									OPER	North American Resources Company (NARCO)	PROD	Per PDS: Danford-Champlin 14-8: 3S-64W-8: SWSW, D Sand spaced W2SW, Spud 7-11-95, Completed and Date 1st Production: 2-21-96.
									NON-OP	Marjorie L. Barstow (Surface Owner)	MISC
Aurora Code Sec. 41-874 (a) Article XXIII: City requires that a notice of intent to produce oil and/or gas from Danford-Champlin 14-8 shall be given to all surface owners within 1/2 mile of drilling location. Surface Owners are invited to comment directly to hte Planning & Development Service Depart

									NON-OP	Mr. Oscar Larson (Surface Owner)		ment's case manager regarding concerns.
									NON-OP	Ula Pearl Ruth (Surface Owner)	LEASEANALYST	Individual Letters, all dated 11-1-95, were sent to all the Surface Owners referenced in 'Parties to Contract' Tab.
									NON-OP	Public Service Company (Surface Owner)
									NON-OP	Herbert Hiram Champlin III (Surface Owner)
									NON-OP	Adams County (Surface Owner)
									NON-OP	Front Range Airport Authority (Surface Owner)
									NON-OP	Jack DeWayne Danford (Surface Owner)
									NON-OP	Danford Champlin Farms LTD (Surface Owner)

COC04582	1	Pooling Agmt (40.0 Acs) (& Correction) - Bredehoft 13-6 - 1S-67W-6: SESW - Byron Oil	5/1/1979	5/1/1979		UA	ACT
Pooling Agreement dtd 5-1-79, and Affidavit of Correction in Pooling Agreement dtd 12-12-79, covering: Township 1 South, Range 67 West, 6th P.M. Section 6: SE/4SW/4 Containing 40.0 Acres (TRACT A: 0.18; TRACT B: 14.0; TRACT C: 25.82) Adams County, Colorado Limited from Surface to Top of Shannon Formation
									OPER	Byron Oil Industries, Inc.	REC	Pooling Agmt dtd 5-1-79 recorded 10-18-79, BK 2396, Pgs 860-887, #229249, Adams Co., CO					DEPTH	Limited from Surface to Top of Shannon Formation
											REC	Affidavit - Correction in Pooling Agmt dtd 12-12-79, recorded 12-17-79, BK 2414, PGs 93-122 (Pooling Agmt dtd 5-1-79 was recorded along with Correction doc)					DRIL
Pooling Agmt does not terminate upon cessation of production if w/in 90 days thereafter, reworking or drilling ops or production commences on 'communitized area' or other lands covered by same OGLs covering 'communitized area.'

											REC	Pooling Agmt dtd 5-1-79 was recorded 'again' (as if for 1st time) recorded 5-19-82, BK 2645, PGs 74-86, Adams Co., CO (reason stated below)

Contract ID	Company	Contract Name	Contract Date	Effective date	Expiration date	Contract Type	Status	Contract desription	Party type	Parties	Rem type	Contract remarks	Obl Dates	Obl type	Obligation remarks	Prov dates	Contract Provision types	Contract Provision Descriptions	JOA prov dates	JOA prov type	JOA prov descs
AGMT
Affidavit - Correction in Pooling Agmt dtd 12-12-79: The Pooling Agmt 5-1-79 (BK 2396, Pgs 860-887) inadvertently included exhibits setting forth percentage interest of Parties in pooled area (SESW Sec 6). The correct percentage interest of Parties is now attached to Subject Pooling Agmt (BK 2414, P

Gs 93-122). Affiant declares it was the intention that the Exhibits attached to Pooling Agmt recorded in BK 2396, PGs 860-887, should 'not' have been attached to said Pooling Agmt, but rather, the Exhibits pertaining to Tracts A, B, C and Recapitulation as attached, should have originally been recor ded as part of the Pooling Agmt.
											AGMT	Pooling Agmt dtd 5-1-79 (recorded 5-19-82, BK 2645, PGs 74-86: Shows the correct Exhibits w/correct percentages, and Racapitulation - as originally intended when recorded 10-18-79.
											LEASEANALYST	As to ALL the Recording, Etc. Remarks above: The docs in order in File: Pooling Agmt recorded 5-19-82, Affidavit - Correction in Pooling Agmt recorded 12-17-79, Pooling Agmt recorded 10-18-79.
POOL
NOTE: Subject Pooling Agmt is associated with the Bredehoft 13-6 ("NWSW" spaced "W2SW"); however, the Pooling Agmt pools lands in the "SESW" Section 6, Surf to top of Shannon FM. May Need Further Landman Review!

OWN
As to 'POOL' Remark above: COL02007.000 contains an ENTIRETIES CLAUSE, and has the following Lease Remark: "Although the leased premises are described as being in the SWSW, a small portion of the acres fall into the SESW. There is an entireties clause in lease, so the owners in the SESW are entitled to a portion of royalty from production any where on lease even if lands fall outside the spacing unit. Hence, two tracts are set up in the SESW because those owners share in the royalty from the Bredehoft 34-16 well."

											PROD	Per PDS: Bredehoft 13-6: 1S-67W-6: NWSW, COD spaced W2SW, Date 1st Production: 3-30-95
											AGMT	Lands in unit covered by Subject Pooling Agmt - referred to as the "communitized area." No obligation to offset any well(s) completed offsetting 'communitized area.'
											AGMT	Cessation: 90 days
PROD
Affidavit of Non-Development recorded 5-4-79 (BK 2342, PG 955, #196624): As to the Elmer Oestman OGL dtd 10-20-71 - On Expiration Date of PT, 10-20-76, there was no production, development, ops. See COL02007.000 for the 1979 OGL.

COC04809	1	Memorandum of Understanding Adams County / PDCE	10/20/2015	10/20/2015		LTA	ACT	Memorandum of Understanding between Adams County and PDCE.	PARTY	Adams County, a Colorado County	LEASEANALYST	Per Landman, Tyler Simms, cross reference all the Adams County Lease to this contract. PLR

Exhibit D
"Surface Agreements"

Contract ID	Company	Contract Name	Contract Date	Effective date	Expiration date	Contract Type	Status	Contract desription	Party type	Parties	Rem type	Contract remarks
COC03195	1	SUA - Bredehoft 13-6, Sack 12-6, 23-6 - Merit / Thornton Gateway	11/7/2007	11/7/2007		SDA	ACT	Surface Use Agreement covering: Township 1 South, Range 67 West, 6th P.M. Section 6: SW/4 part of, S/2NW/4 part of Adams County, Colorado	OPER	Merit Energy Company	REC	Unrecorded copy; 12. Surface Owner to record copy of this Agreement or Memorandum thereof.
									GRANTOR	Thornton Gateway Properties, LLC	LEASEANALYST	SUA is lengthy and very detailed. The below sets out only several points of SUA. Please read in its entirety. See file for numerous emails regarding this SUA and the drilled wells.
											AGMT
Operator is owner of OGL's rights in W2-6-1S-67W (Appendix A), specifically portions of SW and portions of SWNW, SENW; Property is attached as Part II of Exh C. The Property is subject to COGCC Rule 318A effective 3-1-06.

COC03196	1	Crop Damages - Sack 12-6 - Bataa / Sack	8/16/1999	8/16/1999		SDA	ACT	Crop Damages Agreement associated with the Sack 12-6 Well, covering: Township 1 South, Range 67 West, 6th P.M. Section 6: SW/4NW/4 Adams County, Colorado	OPER	Bataa Oil, Inc.	REC	Unrecorded copy
									GRANTOR	Casper J. & Molly M. Sack	AGMT	$500.00 to Surface Owner as a result of Bataa's drilling operations related to the Sack 12-6 Well.
COC03197	1	Easement, ROW & SUA - Sack 12-6 - Bataa / Casper & Molly Sack	8/16/1999	8/16/1999		GENERALEASEMENT	ACT	Easement, Right-of-Way, and Surface Use Agreement, associated with the Sack 12-6 Well, covering: Township 1 South, Range 67 West, 6th P.M. Section 6: SW/4NW/4 Adams County, Colorado	OPER	Bataa Oil, Inc.	REC	Unrecorded

Contract ID	Company	Contract Name	Contract Date	Effective date	Expiration date	Contract Type	Status	Contract desription	Party type	Parties	Rem type	Contract remarks
									GRANTOR	Casper J. & Molly M. Sack	AGMT
$2,500.00 full settlement. NOTE: File contains letter from Merit to Doughlas Matzik dtd 4-23-03 enclosing a check for $2,500.00 payment for surface damages for the Sack 11-6 Well and a check to Casper Sack for $2,283.31 for frac damages for the Sack 11-6. The Sack 11-6 is not in BOLO.

											AGMT	Sack grants Bataa easement and ROW for purpose of constructing, using, access roads, locations for surface equipment, subsurface gathering lines for each well, pipelines, etc.
											AGMT	In effect so long as oil or gas is produced or capable of being produced from any well drilled or lands pooled or unitized.
COC03201	1	Easement, ROW & SUA - Guthrie 22-2 - 1S-R67W-2: SENW - Bataa / Abner Guthrie	11/10/1998	11/10/1998		GENERALEASEMENT	ACT	Easement, Right-of-Way and Surface Use Agreement associated with the Guthrie 22-2 Well, covering: Township 1 South, Range 67 West, 6th P.M. Section 2: SE/4NW/4 Adams County, Colorado	OPER	Bataa Oil, Inc.	REC	Unrecorded copy
									GRANTOR	Phyllis Webb, Indv. & AIF for Abner P. Guthrie	AGMT	$2,500.00 - Compensation for Well; Release of all claims
COC03202	1	SUA - Guthrie Wells -1S-R67W-2: NW - Bataa / Abner Guthrie	11/12/1992	11/12/1992		SDA	ACT	Surface Use Agreement associated with the Guthrie Wells, covering: Township 1 South, Range 67 West, 6th P.M. Section 2: NW/4 Adams County, Colorado	OPER	Bataa Oil, Inc.	REC	Unrecorded copy

Contract ID	Company	Contract Name	Contract Date	Effective date	Expiration date	Contract Type	Status	Contract desription	Party type	Parties	Rem type	Contract remarks
									GRANTOR	Abner P. Guthrie	AGMT	Surface Owner grants Operator a private right to enter upon and use Land for drilling together with a ROW and easement across the Land to construct, maintain an access road.
AGMT
Owner reserves right to engage in and grant others right to engage in all surface and mineral uses not inconsistent with Operator rights. Owner reserves right to grant successive easements. Operator rights - non-exclusive.

											AGMT	SUA remains in effect until well has been p&a'd, the equipment removed, and the wellsite reclaimed.
COC03211	1	SUA - Ehler 44-4 - 1S-67W-4: SE - Bataa / Ehler	7/28/1998	7/28/1998		SDA	ACT	Surface Use Agreement associated with the Ehler 44-4 Well, covering: Township 1 South, Range 67 West, 6th P.M. Section 4: SE/4SE/4 Adams County, Colorado	OPER	Bataa Oil, Inc.	REC	Recorded 10-31-00, BK 6306, PG 986, #CO726825, Adams Co., CO
									GRANTOR	John H. Ehler	AGMT	Owner grants to Bataa an easement for purpose of extending the existing road to well site, well site location, pipeline, tank battery.
											SURFRESTR	Bataa to use existing road; entend it to well location (same width); not to use permanent ground anchors;
COC03212	1	SDA - Wailes 2-8 - 2S-63W-8 - SWNE - NARCO / Wailes	6/12/1991	6/12/1991		SDA	ACT	Surface Damage Agreement associated with the Wailes 2-8 Well, covering: Township 2 South, Range 63 West, 6th P.M. Section 8: SW/4NE/4 Adams County, Colorado	OPER	North American Resources (NARCO)	REC	Unrecorded copy
									GRANTOR	Donna M. Wailes	AGMT	$4,000.00 Full Settlement - normal damages, including growing crops;

Contract ID	Company	Contract Name	Contract Date	Effective date	Expiration date	Contract Type	Status	Contract desription	Party type	Parties	Rem type	Contract remarks
COC03215	1	SDA & Easement - Ambush 13-22 - 2S-64W-22: NWSW - NARCO / Smith Farms	6/10/1992	6/10/1992		SDA	ACT	Surface, Damage and Easement Agreement associated with the Ambush 13-22 Well, covering: Township 2 South, Range 64 West, 6th P.M. Section 22: NW/4SW/4 Adams County, Colorado	OPER	North American Resource Company (NARCO)	REC	Unrecorded copy
									GRANTOR	The Smith Farms	AGMT
$1,500.00 Payment in Full - Normal Damages; Owner grants NARCO right to enter and use Property for drilling, completing, production of the Ambush 13-22 Well, together with ROW and easement across the Property to construct, maintain an access road, pipeline and related facilities.

											AGMT	Add'l Damages - Abnormal: to livestock or loss or damage to Property.
											NOTIFY	Notification prior to entry upon Property, and consultation as to location of drillsites, roads, related facilities. Owner has right to grant successive easements.
COC03216	1	SDA & Easement - Ambush 23-22 - 2S-64W-22: NESW - NARCO / Smith Farms	11/30/1991	11/30/1991		SDA	ACT	Surface, Damage and Easement Agreement associated with the Ambush 23-22 Well, covering: Township 2 South, Range 64 West, 6th P.M. Section 22: NE/4SW/4 Adams County, Colorado	OPER	North American Resource Company (NARCO)	REC	Unrecorded copy

Contract ID	Company	Contract Name	Contract Date	Effective date	Expiration date	Contract Type	Status	Contract desription	Party type	Parties	Rem type	Contract remarks
									GRANTOR	The Smith Farms	AGMT
$1,500.00 Payment in Full - Normal Damages; Owner grants NARCO right to enter and use Property for drilling, completing, production of the Ambush 23-22 Well, together with ROW and easement across the Property to construct, maintain an access road, pipeline and related facilities.

											AGMT	Add'l Damages - Abnormal: to livestock or loss or damage to Property.
											NOTIFY	Notification prior to entry upon Property, and consultation as to location of drillsites, roads, related facilities. Owner has right to grant successive easements.
COC03217	1	SDA - Ambush 44-22 - 2S-64W-22: SE - NARCO / Kalcevic Farms	3/13/1992	3/13/1992		SDA	ACT	Surface Damage Agreement associated with the Ambush 44-22 Well, covering: Township 2 South, Range 64 West, 6th P.M. Section 22: SE/4 Adams County, Colorado	OPER	North American Resource Company (NARCO)	REC	Unrecorded copy
									GRANTOR	Kalcevic Farms, Inc.	MISC	NOTE: SDA states lands are in Weld Co., CO; The Ambush 44-22 Well is located in Adams Co., CO.
AGMT
$3,000.00 Payment in Full - Normal Damages; Owner grants NARCO right to enter and use Property for drilling, completing, production of the Ambush 44-22 Well, together with ROW and easement across the Property to construct, maintain an access road, pipeline and related facilities.

											AGMT	Add'l Damages - Abnormal: to livestock or loss or damage to Property.

Contract ID	Company	Contract Name	Contract Date	Effective date	Expiration date	Contract Type	Status	Contract desription	Party type	Parties	Rem type	Contract remarks
											AGMT	900 ft - road, 900 ft - pipeline
											LEASEANALYST
Kuhn, Carnes, & Anderson letter to NARCO dtd 3-2-92: stating the most important change in SDA limits the amount of pipeline that can be constructed from the wellsite to 1500 ft (Paragraph 1(c)). It does not limit direction a pipeline can go, so should be able to tie in directly to next location in S

												ESE, go back South to Irondale Rd 900 ft., or go NW out of wellsite approx. 650 ft. to Smith Farms lease. (jas)
COC03218	1	SDA - Marlatt 22-22 - 2S-64W-22: SENW- NARCO / Marlatt	9/16/1992	9/16/1992		SDA	ACT	Surface Damage Agreement associated with the Marlatt 22-22 Well, covering: Township 2 South, Range 64 West, 6th P.M. Section 22: SE/4NW/4 Adams County, Colorado	OPER	North American Resource Company (NARCO)	REC	Unrecorded copy
									GRANTOR	Lawrence D. & Gene R. Marlatt	AGMT	This SDA is subject to unrecorded 'Letter Agreement' dtd 4-22-83 (not located), b/b Lessor and Lessee. Provisions of Letter Agreement prevail if conflict b/b it and SDA.
COC03219	1	SDA - Marlatt 21-22 - 2S-64W-22: NENW- NARCO / Marlatt	11/21/1992	11/21/1992		SDA	ACT	Surface Damage Agreement associated with the Marlatt 21-22 Well, covering: Township 2 South, Range 64 West, 6th P.M. Section 22: NE/4NW/4 Adams County, Colorado	OPER	North American Resource Company (NARCO)	REC	Unrecorded copy
									GRANTOR	Lawrence D. & Gene R. Marlatt	AGMT	This SDA is subject to unrecorded 'Letter Agreement' dtd 4-22-83 (not located), b/b Lessor and Lessee. Provisions of Letter Agreement prevail if conflict b/b it and SDA.

Contract ID	Company	Contract Name	Contract Date	Effective date	Expiration date	Contract Type	Status	Contract desription	Party type	Parties	Rem type	Contract remarks
COC03220	1	SDA - Marlatt 12-22 - 2S-64W-22: SWNW- NARCO / Marlatt	4/4/1992	4/4/1992		SDA	ACT	Surface Damage Agreement associated with the Marlatt 12-22 Well, covering: Township 2 South, Range 64 West, 6th P.M. Section 22: SW/4NW/4 Adams County, Colorado	OPER	North American Resource Company (NARCO)	REC	Unrecorded copy
									GRANTOR	Lawrence D. & Gene R. Marlatt	AGMT	This SDA is subject to unrecorded 'Letter Agreement' dtd 4-22-83, b/b Lessor and Lessee. Provisions of Letter Agreement prevail if conflict b/b it and SDA. [Have not located LTA]
AGMT
$5,000.00 Payment in Full - Normal Damages; Owner grants NARCO right to enter and use Property for drilling, completing, production of the Marlatt 12-22 Well, together with ROW and easement across the Property to construct, maintain an access road, pipeline and related facilities.

											AGMT	Add'l Damages - Abnormal: to livestock or loss or damage to Property.
											AGMT	See Rehabilitation Plan: No culverts installed w/o Lessor consent, however, one will be installed if requested by Lessor; top soil to be refilled to original depth.
COC03221	1	Crop Damage AGMT - Marlatt 22-22 - 2S-64W-22: SENW- NARCO / Marlatt	11/2/1995	11/2/1995		SDA	ACT	Crop Damage Agreement associated with the Marlatt 22-22 Well, covering: Township 2 South, Range 64 West, 6th P.M. Section 22: SE/4NW/4 Adams County, Colorado	OPER	North American Resource Company (NARCO)	AGMT	$773.76 - full payment for NARCO's recompletion operations which compensates Marlatt for all damages to growing crops and future crops.
									GRANTOR	Lawrence D. & Gene R. Marlatt

Contract ID	Company	Contract Name	Contract Date	Effective date	Expiration date	Contract Type	Status	Contract desription	Party type	Parties	Rem type	Contract remarks
COC03222	1	SDA - Danford-Champlin 14-8 - 3S-64W-8: SWSW - NARCO / Danford	7/7/1995	7/7/1995		SDA	ACT	Surface Damage Agreement associated with the Danford-Champlin 14-8, covering: Township 3 South, Range 64 West, 6th P.M. Section 8: SW/4SW/4 Adams County, Colorado	OPER	North American Resources Company (NARCO)	REC	Unrecorded
									GRANTOR	Jack DeWayne Danford	AGMT	$500.00 for location damages, lease service and road damages, pipeline and all other normal damages.
											LEASEANALYST	NOTE: File contains Check #60009, dtd 7-11-95 from NARCO to Jack D. Danford ($500.00 - Surface Damages).
NOTE: Herbert Champlin received his $500.00 check - Surface Damages, as set forth in the Addendum, Par 7, set forth in his OGL (COL01970.001). (jas)
											AGMT	SDA subject to LTA 4-12-95 b/b Jack D. Danford and NARCO. In event of conflict between terms and conditions of SDA and LTA, LTA terms prevail.
											XREF	LTA 4-12-95 - referenced above is COC01995. (jas)
COC03223	1	SDA & Easement - Ambush 24-22 - 2S-64W-22: SESW - NARCO / Smith Farms	4/24/1992	4/24/1992		SDA	ACT	Surface, Damage and Easement Agreement associated with the Ambush 24-22 Well, covering: Township 2 South, Range 64 West, 6th P.M. Section 22: SE/4SW/4 Adams County, Colorado	OPER	North American Resource Company (NARCO)	REC	Unrecorded copy

Contract ID	Company	Contract Name	Contract Date	Effective date	Expiration date	Contract Type	Status	Contract desription	Party type	Parties	Rem type	Contract remarks
									GRANTOR	The Smith Farms	AGMT
$1,500.00 Payment in Full - Normal Damages; Owner grants NARCO right to enter and use Property for drilling, completing, production of the Ambush 24-22 Well, together with ROW and easement across the Property to construct, maintain an access road, pipeline and related facilities.

											AGMT	Add'l Damages - Abnormal: to livestock or loss or damage to Property.
											NOTIFY	Notification prior to entry upon Property, and consultation as to location of drillsites, roads, related facilities. Owner has right to grant successive easements.
COC03224	1	Easement & ROW - Danford-Champlin 14-8 - 3S-64W-8: W2 - NARCO / Danford	11/21/1995	11/21/1995		EASPIPE	ACT	Easement and Right-of-Way Grant associated with the Danford-Champlin 14-8, covering: Township 3 South, Range 64 West, 6th P.M. Section 8: W/2 Adams County, Colorado	OPER	North American Resources Company (NARCO)	REC	Unrecorded [NOTE: hand-written note states this doc will be recorded.]
									GRANTOR	Jack DeWayne Danford	LEASEANALYST	This copy of Easement & ROW is not signed/notarized by NARCO.
											AGMT	Grantor grants NARCO a ROW to construct one four-inch pipeline; grants right ingress and egress.
AGMT
Exh A: ROW granted - 50 ft wide during construction, 25 ft wide during operations, transportation and maintenance. NARCO to locate ROW as near as practicable to existing Public Service Company ROW, located adjacent to and parallel to the West Line of Section 8.

Contract ID	Company	Contract Name	Contract Date	Effective date	Expiration date	Contract Type	Status	Contract desription	Party type	Parties	Rem type	Contract remarks
											AGMT	Exh A: ROW to begin 50 ft east of the NW corner of Section 8 and run south 4,620 ft, thence east approx 600 ft to the Danford-Champlin 14-8 well.
COC03225	1	Easement & ROW - Danford-Champlin 14-8 - 3S-64W-5: W2 - NARCO / Qualls, Inc.	11/20/1995	11/20/1995		EASPIPE	ACT	Easement and Right-of-Way Grant associated with the Danford-Champlin 14-8, covering: Township 3 South, Range 64 West, 6th P.M. Section 5: W/2 Adams County, Colorado	OPER	North American Resources Company (NARCO)	REC	Unrecorded
									GRANTOR	Qualls, Inc.	LEASEANALYST	This copy of Easement & ROW is not signed/notarized by NARCO.
											AGMT	Grantor grants NARCO a ROW to construct one four-inch pipeline; grants right ingress and egress.
AGMT
Exh A: ROW granted - 50 ft wide during construction, 25 ft wide during operations, transportation and maintenance. NARCO to locate ROW as near as practicable to existing US West ROW, located adjacent to and parallel to the West Line of Section 8.

											AGMT	Exh A: ROW to begin 50 ft east of the SW corner of Section 5 and run north 5,100 ft, to a point in the NWNW where it intersects with the Kansas-Nebraska Pipeline.
COC03226	1	Easement & ROW - Danford-Champlin 14-8 - 3S-64W-8: W2 - NARCO / Champlin	11/22/1995	11/22/1995		EASPIPE	ACT	Easement and Right-of-Way Grant associated with the Danford-Champlin 14-8, covering: Township 3 South, Range 64 West, 6th P.M. Section 8: W/2 Adams County, Colorado	OPER	North American Resources Company (NARCO)	REC	Unrecorded [NOTE: Letter 11-28-95 from Champlin to NARCO requests a copy of the recorded doc]

Contract ID	Company	Contract Name	Contract Date	Effective date	Expiration date	Contract Type	Status	Contract desription	Party type	Parties	Rem type	Contract remarks
									GRANTOR	Herbert Hiram Champlin	LEASEANALYST	This doc is not dated, therefore, used the date of acknowledgement of H. H. Champlin as the Contract date. This copy of Easement & ROW is not signed or notarized by NARCO.
											LEASEANALYST	Champlin's letter dtd 11-28-95 states they executed the original 'Revised' Easement and ROW Grant. Copy used for input is not a 'Revised' copy.
											AGMT	Grantor grants NARCO a ROW to construct one four-inch pipeline; grants right ingress and egress.
AGMT
Exh A: ROW granted - 50 ft wide during construction, 25 ft wide during operations, transportation and maintenance. NARCO to locate ROW as near as practicable to existing Public Service Company ROW, located adjacent to and parallel to the West Line of Section 8.

											AGMT	Exh A: ROW to begin 50 ft east of the NW corner of Section 8 and run south 4,620 ft, thence east approx 600 ft to the Danford-Champlin 14-8 well.
COC03275	1	SUA - Wailes 1 - 2S-63W-8: SE - Donna Wailes / Merit	10/25/2006	10/25/2006		SDA	ACT	Surface Use Agreement covering: Township 2 South, Range 63 West, 6th P.M. Section 8: SE/4 Adams County, Colorado	GRANTOR	Donna M. Wailes, a single woman	REC	Incorrectly recorded in Weld Co., CO on 4-2-07, #3465940. Lands are in Weld Co., CO.
									GRANTEE	Merit Energy Company	AGMT	SUA is subject to Rule 318A authorizing drilling of infill and boundary wells in addition to other wells authorized to be drilled from the COGCC.

Contract ID	Company	Contract Name	Contract Date	Effective date	Expiration date	Contract Type	Status	Contract desription	Party type	Parties	Rem type	Contract remarks
											AGMT	SUA is related to the Wailes 44-8 and 33-8 - not in BOLO. The Wailes 1 is located on Lands.
											AGMT	Stock tanks and separators for wells to be constructed in a triangle configuration - distances required by COGCC.
COC03805	1	Notice of Surface Rights - 1-3S - 63-64, 66-68W - Adams Co., CO - Bataa	12/18/2000	12/18/2000		SDA	ACT
Notice of Right to Use Surface of the Lands, including Lands included in a pooled or unitized area for an existing well or which becomes part of future spacing units or pooled or unitized areas, for the purpose of all drilling activities, or continuing activities for the production and transportation of oil and gas, located in Adams County, Colorado, covering: Township 1 South, Range 64 West, 6th P.M. Section 28: NE/4, N/2SE/4 Township 1 South, Range 66 West, 6th P.M. Section 3: NE/4, SW/4 Township 1 South, Range 67 West, 6th P.M. Section 2: N/2 Section 4: SE/4, W/2, N/2NE/4 Section 5: ALL Section 6: ALL Section 8: NE/4 Section 17: ALL Section 18: NE/4 Section 20: NE/4 Section 23: E/2NW/4 Section 24: NE/4 Section 28: NE/4 Township 1 South, Range 68 West, 6th P.M. Section 1: N/2 Township 2 South, Range 63 West, 6th P.M. Section 8: ALL Township 2 South, Range 64 West, 6th P.M. Section 6: SE/4 Section 8: N/2 Section 15: S/2 Section 22: NW/4, NW/4NE/4, SW/4, S/2SE/4 Township 3 South, Range 64 West, 6th P.M. Section 8: W/2SW/4
									OPER	Bataa Oil, Inc.	REC	Recorded 12-19-00, #CO742925, Adams Co., CO
											OWN	PDC has no ownership in the following Lands (w/in the Lands described on Exh A):
1S-66W-3
1S-67W-23, 24
2S-64W-6, 8

Contract ID	Company	Contract Name	Contract Date	Effective date	Expiration date	Contract Type	Status	Contract desription	Party type	Parties	Rem type	Contract remarks
COC03806	1	Notice of Surface Rights - 1-6N - 65-68W - Weld Co., CO - Bataa	12/18/2000	12/18/2000		SDA	ACT
Notice of Right to Use Surface of the Lands, including Lands included in a pooled or unitized area for an existing well or which becomes part of future spacing units or pooled or unitized areas, for the purpose of all drilling activities, or continuing activities for the production and transportation of oil and gas, located in Weld County, Colorado, covering: Township 1 North, Range 66 West, 6th P.M. Section 10: NW/4SE/4 Township 1 North, Range 67 West, 6th P.M. Section 2: SW/4SW/4 Section 6: ALL Section 18: NW/4, SE/4SE/4, SW/4SE/4 Section 20: SE/4 Section 23: NW/4SW/4 Section 25: E/2SW/4, W/2SE/4, SE/4NE/4 Section 32: S/2 Section 35: E/2 Section 36: ALL Township 1 North, Range 68 West, 6th P.M. Section 2: E/2NE/4 Section 6: N/2NW/4 Section 24: E/2 Township 2 North, Range 66 West, 6th P.M. Section 14: NE/4 Section 19: SE/4 Section 20: S/2 Section 28: NE/4 Section 29: NE/4, SW/4, SE/4NW/4, NW/4NW/4 Section 30: NE/4SE/4 Section 34: NE/4NW/4, SE/4SW/4, NW/4SE/4 Township 2 North, Range 67 West, 6th P.M. Section 3: NW/4, E2SW/4 Section 6: NW/4 Section 16: SW/4SW/4, NE/4NE/4, NW/4, N/2SW/4 Section 18: NW/4 Section 19: N/2 Section 24: W/2SE/4 Section 36: SW/4NE/4 Township 2 North, Range 68 West, 6th P.M. Section 11: NE/4 Section 12: NE/4, NW/4SE/4 Section 13: NE/4 Section 14: SE/4, E/2SW/4 Section 21: SE/4 Section 22: S/2SW/4 Section 24: E/2, SW/4 Section 26: SW/4 Section 27: N/2, N/2SE/4 Section 31: N/2SE/4, W/2SW/4, NW/4, W/2NE/4 Section 34: SE/4, N/2NE/4 Township 3 North, Range 66 West, 6th P.M. Section 20: SE/4 Township 4 North, Range 64 West, 6th P.M. Section 3: NW/4 Section 5: E/2SW/4 Section 18: E/2NW/4 Section 31: W/2, SE/4 Township 4 North, Range 65 West, 6th P.M. Section 10: E/2NW/4 Section 16: E/2NE/4 Section 20: S/2 Township 4 North, Range 66 West, 6th P.M. Section 28: E/2NW/4 Township 5 North, Range 64 West, 6th P.M. Section 30: W/2SW/4, NW/4NW/4 Section 36: SE/4NW/4 Township 5 North, Range 65 West, 6th P.M. Section 13: N/2NW/4 Section 14: S/2SW/4 Section 25: S/2NW/4, W/2NE/4 Township 6 North, Range 66 West, 6th P.M. Section 15: W/2SE/4 Section 21: E/2SE/4
									OPER	Bataa Oil, Inc.	REC	Recorded 12-21-00, #2815002, Weld Co., CO
											OWN	PDC owns no interest in the following Lands:
												1N-66W-10
												1N-67W-6
												1N-68W-2, 6
												2N-66W-14, 19, 30, 34
												2N-67W-18, 20, 24, 36
												2N-68W-26
											LEASEANALYST	Numerous Wells on Exhibit A have been Sold, P&A'd or are not in BOLO. Wells attached are from queries run for the Lands referenced in Notice.
COC04544	1	Affidavit of Possession & Surface Inspection - 3S-64W-8: W2SW - Campbell / DeWayne	6/22/1995	6/22/1995		SDA	ACT	Affidavit of Possession & Surface Inspection, covering: Township 3 South, Range 64 West, 6th P.M. Section 8: W/2SW/4 Adams County, Colorado	PARTY	Scott A. Campbell (Independent Landman)	REC	Unrecorded (faxed) copy; signed by Scott A. Campbell (Affiant - Independent Landman)

Contract ID	Company	Contract Name	Contract Date	Effective date	Expiration date	Contract Type	Status	Contract desription	Party type	Parties	Rem type	Contract remarks
									PARTY	Jack DeWayne Danford (Surface Owner-Lessor)	OWN	Surface Owner - Lessor: Jack DeWayne Danford. Affiant states that at time of inspection, surface was owned as set out in Exh "A."
											SURFRESTR	Tract 1 & II: used for dry land farming purposes by Jack DeWayne Danforth of Watkins, CO. Tract III is used by Front Range Airport Authority with a large storage building on the property.

Exhibit E
Attached to and made a part of the Purchase and Sale Agreement dated May 27, 2016, between PDC Energy, Inc., as Seller, and PetroShare Corp., as Buyer
ASSIGNMENT AND BILL OF SALE
This Assignment and Bill of Sale (this “Assignment”) is dated June __, 2016, effective as of April 1, 2016, at 7:00 a.m. Mountain Time (the “Effective Time”), by and between PDC Energy, Inc., a Delaware corporation with an address of 1775 Sherman Street, Suite 3000, Denver, Colorado 80203 (“Assignor”) and PetroShare Corp., a Colorado corporation with an address of 7200 South Alton Way, Suite B-220, Centennial, Colorado 80112 (“Assignee”).  Assignor and Assignee are collectively referred to herein as the “Parties,” and are sometimes referred to individually as a “Party.”
For Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor grants, bargains, sells, conveys, assigns, transfers, and delivers unto Assignee all of Assignor’s right, title, and interest in and to the following (collectively, the “Assets”):
(1)            The oil and gas leases and other leasehold interests described in Exhibit A, and all amendments, renewals, extensions, top leases or ratifications thereof (collectively, the “Leases”), insofar and only insofar as they cover the lands described on Exhibit A, together with the lands currently pooled, unitized, or consolidated therewith (collectively, the “Lands”);
(2)            The oil and/or gas wells described in Exhibit B, whether drilling, awaiting completion, producing, shut-in or temporarily abandoned (collectively, the “Wells”), together with all equipment, machinery, fixtures, casing, tubing, flow lines, gathering lines, facilities and other tangible personal property and improvements located on Lands or used or held for use solely in connection with the Wells;
(3)            The oil, gas, condensate, casinghead gas, plant products and other hydrocarbons, whether liquid or gaseous, in, on or under or that may be produced from the Leases, Lands or Wells (collectively, the “Hydrocarbons”);
(4)            To the extent transferable, all unitization, pooling and communitization agreements, declarations, orders, permits, licenses, authorizations and approvals, insofar as they pertain to the Leases, Lands, Hydrocarbons or Wells;
(5)            To the extent transferable without payment of additional consideration, all contracts, agreements and instruments pertaining to the Leases, Lands, Hydrocarbons or Wells, including those described on Exhibit C to the Agreement, as defined herein (collectively, the “Contracts”);
(6)            To the extent transferable without payment of additional consideration, all surface leases, subsurface leases, surface use agreements, rights-of-way, easements, licenses, permits and other surface or subsurface agreements used or held for use solely in connection with the Leases, Lands, Hydrocarbons or Wells, including those described on Exhibit D (collectively, the “Surface Agreements”); and

Exhibit E

(7)            All files and records directly relating to the items described in Paragraph (1) through Paragraph (6) above, including without limitation, lease, land, well, division order, title and contract files, landowner contact information, abstracts, title opinions, and maps, but excluding however, any files or records covered by the attorney-client or work-product privilege or confidentiality restrictions that prevent their disclosure to Assignee (collectively, the “Records”).
TO HAVE AND TO HOLD the Assets unto Assignee, their successors and assigns, forever, subject to the following terms and conditions.
A.            Special Warranty of Title.  SUBJECT TO THE TERMS OF THE AGREEMENT AND THE PERMITTED ENCUMBRANCES, AS THAT TERM IS DEFINED IN SECTION 4.1(b) OF THE AGREEMENT, ASSIGNOR AGREES TO WARRANT AND FOREVER DEFEND TITLE TO THE ASSETS UNTO ASSIGNEE AGAINST THE CLAIMS AND DEMANDS OF ALL PERSONS CLAIMING, OR TO CLAIM THE SAME, OR ANY PART THEREOF, BY, THROUGH, OR UNDER ASSIGNOR, BUT NOT OTHERWISE.
B.            Subrogation.  To the extent permitted by law, Assignee shall be subrogated to Assignor’s rights in and to any representations, warranties, and covenants given with respect to the Assets.  Assignor hereby grants and transfers to Assignee, its successors and assigns, to the extent so transferable and permitted by law, the benefit of and the right to enforce the covenants, representations, and warranties, if any, which Assignor is entitled to enforce with respect to the Assets, but only to the extent not enforced by Assignor.
C.            Successors and Assigns.  This Assignment binds and inures to the benefit of Assignor and Assignee and their respective successors and assigns, and all obligations shall be a covenant running with the land.
D.            Entire Agreement; Purchase Agreement.  This Assignment supersedes all other prior written or oral agreements, except the Purchase and Sale Agreement between Assignor and Assignee dated May ___, 2016, but effective April 1, 2016 (the “Agreement”), which this Assignment is made subject to.  If there is a conflict between the terms of this Assignment and the terms of the Agreement, the terms of the Agreement will control to the extent of the conflict.  Assignor and Assignee intend that the terms of the Agreement shall not merge into the terms of this Assignment.  There are no oral agreements between the parties not set out in writing.  All capitalized terms used but not defined herein have the meanings given them in the Agreement.
E.            Assumption of Contracts.  SUBJECT TO THE TERMS OF THIS ASSIGNMENT AND THE AGREEMENT, ASSIGNEE HEREBY ASSUMES AND AGREES TO BE BOUND BY  ALL EXPRESS AND IMPLIED COVENANTS, RIGHTS, BENEFITS, CONDITIONS, OBLIGATIONS, AND LIABILITIES UNDER THE LEASES, SURFACE AGREEMENTS, PERMITS, AND CONTRACTS.

Exhibit E

F.            Disclaimers of Representations and Warranties. EXCEPT FOR THE SPECIAL WARRANTY OF TITLE CONTAINED IN THIS ASSIGNMENT AND THE EXPRESS REPRESENTATIONS AND WARRANTIES OF ASSIGNOR IN ARTICLE VI OF THE AGREEMENT, ASSIGNOR EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED AS TO (i) TITLE TO ANY OF THE ASSETS, (ii) THE ENVIRONMENTAL CONDITION OF THE ASSETS, OR ANY MATTER RELATING TO ENVIRONMENTAL LAWS, DEFECTS, OR LOSSES, HAZARDOUS SUBSTANCES, HYDROCARBONS, NORM OR THE PROTECTION OF HUMAN HEALTH, SAFETY, OR THE ENVIRONMENT, (iii) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE ASSETS, (iv) ANY ESTIMATES OF THE VALUE OF THE ASSETS OR FUTURE REVENUES GENERATED BY THE ASSETS, (v) THE CONDITION, QUALITY, SUITABILITY, MERCHANTABILITY, FREEDOM FROM LATENT VICES OR DEFECTS, FITNESS FOR A PARTICULAR PURPOSE OR MARKETABILITY OF THE ASSETS, (vi) ANY MATERIALS OR INFORMATION MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS REPRESENTATIVES IN CONNECTION WITH THE TRANSACTION, INCLUDING THE RECORDS, OR (vii) CONFORMITY TO MODELS OR SAMPLES, AND ASSIGNEE WAIVES ALL RIGHTS OF A PURCHASER UNDER LAW TO CLAIM DIMINUTION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE OR OTHER CONSIDERATION, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT ASSIGNEE SHALL BE DEEMED TO BE OBTAINING THE ASSETS IN THEIR PRESENT STATUS, CONDITION AND STATE OF REPAIR, “AS IS” AND “WHERE IS” WITH ALL FAULTS OR DEFECTS (KNOWN OR UNKNOWN, LATENT, DISCOVERABLE OR UNDISCOVERABLE), AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE.
G.            Further Assurances.  Each Party hereto, at the request of the other Party hereto and without additional consideration, shall execute and deliver to the requesting Party all such further assignments, deeds, agreements, contracts, instruments and other documents as the requesting Party may reasonably request in order to perform, accomplish, perfect or record, if reasonably necessary, the assignment and conveyance to Assignee of the Assets acquired by Assignee hereunder as contemplated by this Assignment, to otherwise carry out the intention of this Assignment.
H.            Governing Law.  This Assignment shall be construed in accordance with, and governed by, the Laws of the State of Colorado.
I.            Exhibits and Schedules.  All exhibits and schedules attached hereto or to the Agreement are hereby made part hereof and incorporated herein by this reference.  References in such exhibits and schedules to instruments on file in the public records are notice of such instruments for all purposes.  Unless provided otherwise, all recording references in such exhibits and schedules are to the appropriate records of the counties in which the Assets are located.

Exhibit E

J.            Counterparts.  This Assignment may be executed in any number of counterparts, and each counterpart hereof shall be effective as to each Party that executes the same whether or not all of such Parties execute the same counterpart.  If counterparts of this Assignment are executed, the signature pages from various counterparts may be combined into one composite instrument for all purposes.  All counterparts together shall constitute only one (1) Assignment, but each counterpart shall be considered an original.
 [Signature Page Follows]

Exhibit E

IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date of acknowledgment, but this Assignment shall be effective as of the Effective Time.
ASSIGNOR
PDC ENERGY, INC.
By:	Bart Brookman
President and Chief Executive Officer

ASSIGNOR’S ACKNOWLEDGEMENT
STATE OF COLORADO	)
CITY AND	) ss
COUNTY OF DENVER	)

This instrument was acknowledged before me this ___ day of June, 2016, by Bart Brookman, as President and Chief Executive Officer of PDC Energy, Inc., a Delaware corporation, on behalf of the corporation.

Notary Public

 My Commission Expires: ______________

IN WITNESS WHEREOF, Assignee has executed this Assignment as of the date of acknowledgment, but this Assignment shall be effective as of the Effective Time.
ASSIGNEE
PETROSHARE CORP.
By:	[Name] [Title]

ASSIGNEE’S ACKNOWLEDGEMENT

STATE OF COLORADO	)
CITY AND	) ss
COUNTY OF DENVER	)

This instrument was acknowledged before me this ___ day of June, 2016, by __________, as _______________ of PetroShare Corp., a Colorado corporation, on behalf of the corporation.

Notary Public

 My Commission Expires: ______________

Exhibit F
Attached to and made a part of the Purchase and Sale Agreement dated May 27, 2016, between PDC Energy, Inc., as Seller, and PetroShare Corp., as Buyer

CERTIFICATE OF NON-FOREIGN STATUS

TO:            PetroShare Corp.

Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by PDC Energy, Inc., a Delaware corporation, hereinafter referred to as the transferor, the undersigned hereby certifies the following on behalf of the transferor:

1.            The transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.            The transferor’s U.S. employer identification number is ____________; and

3.            The transferor’s address is:

PDC Energy, Inc.
1775 Sherman Street, Suite 3000
Denver, Colorado 80203

The transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the transferor.

This Certificate is executed as of June ___, 2016.

PDC Energy, Inc.

By:            _____________________________
Bart Brookman
President and Chief Executive Officer

Schedule 2.3
"Leases"

PDC Lease No.	Tract No.	Lessor	Lessee	Rec date	Book	Page	Reception No.	Tshp	Rng	Sec	Description	Other legal description	From	Formation	To	Formation	Gross Acres	Net Acres	Company Net Acres	Allocated Value	Tract WI	Tract NRI
COL01977.000	1	Adaline Dinsmore Chapman, a married woman dealing in her sole and separate property	W. B. Macey and Payl M. Mershon, Jr.	6/30/1980	2468	874	271732	1S	64W	28	N2SE		TOP	SURF	BASE	JSAND	80.0000	80.0000	80.0000		1.000000	0.820000
COL01977.000	2	Adaline Dinsmore Chapman, a married woman dealing in her sole and separate property	W. B. Macey and Payl M. Mershon, Jr.	6/30/1980	2468	874	271732	1S	64W	28	NE		TOP	SURF	BASE	JSAND	160.0000	160.0000	160.0000		1.000000	0.820000
COL01562.000	1	Abner Guthrie and Violet Guthrie, husband and wife	Tom Vessels		1601	50		1S	67W	2	NE part of	That part of the NE lying North and East of the New Brantner Ditch	BASE	SHANNON	BASE	DAKOTA	14.4200	14.4200	14.4200	$ 97,335.00	1.000000	0.825000
COL01562.000	2	Abner Guthrie and Violet Guthrie, husband and wife	Tom Vessels		1601	50		1S	67W	2	NE part of	Lots 1 (80 acres) & 2 (60.81 acres)	BASE	SHANNON	BASE	DAKOTA	126.3900	126.3900	126.3900	$ 853,132.50	1.000000	0.825000
COL01562.000	3	Abner Guthrie and Violet Guthrie, husband and wife	Tom Vessels		1601	50		1S	67W	2	N2NW		TOP	JSAND	BASE	JSAND	64.4500	64.4500	0.0000		0.000000	0.748750
COL01562.000	4	Abner Guthrie and Violet Guthrie, husband and wife	Tom Vessels		1601	50		1S	67W	2	Wellbore of the Guthrie 11-2		TOP	JSAND	BASE	JSAND	0.0000	0.0000	0.0000		1.000000	0.753750
COL01562.000	5	Abner Guthrie and Violet Guthrie, husband and wife	Tom Vessels		1601	50		1S	67W	2	S2NW		TOP	JSAND	BASE	JSAND	80.0000	80.0000	0.0000		0.000000	0.748750
COL01759.000	1	Mountain View Water Users Association	Rocky Mountain Gas and Oil Producers, Inc.	2/18/1972	1781	504	950828	1S	67W	4	SWSW part of						0.2290	0.2290	0.2290	$ 1,545.75	1.000000	0.789175
COL01760.000	1	The Colorado National Bank of Denver, Trustee	Hilight Drilling Co., Inc.		1627	131	900605	1S	67W	4	W2 part of	less the NWSW and the Signal Reservoir in the NWNW	BASE	SUSSEX	BASE	DAKOTA	164.1421	164.1421	164.1421	$ 1,107,959.18	1.000000	0.814175
COL01760.000	2	The Colorado National Bank of Denver, Trustee	Hilight Drilling Co., Inc.		1627	131	900605	1S	67W	4	NWSW, NWNW part of		TOP	JSAND	BASE	JSAND	70.0000	70.0000	70.0000		1.000000	0.814175
COL01762.001	1	Noel and Paula Hubert	Rocky Mountain Gas and Oil Producers, Inc.	2/4/1972	1779	447	949531	1S	67W	4	E2W2 part of		BASE	SUSSEX	BASE	DAKOTA	10.4845	5.2423	5.2423	$ 35,385.53	1.000000	0.794750
COL01762.001	2	Noel and Paula Hubert	Rocky Mountain Gas and Oil Producers, Inc.	2/4/1972	1779	447	949531	1S	67W	4	NWSE part of		TOP	JSAND	BASE	JSAND	4.4000	2.2000	2.2000		1.000000	0.820425
COL01762.001	3	Noel and Paula Hubert	Rocky Mountain Gas and Oil Producers, Inc.	2/4/1972	1779	447	949531	1S	67W	4	Wellbore of the Seltzer G U 2-4 from the surface to the top of the J Sand		TOP	SURF	TOP	JSAND	0.0000	0.0000	0.0000		1.000000	0.868750
COL01762.001	4	Noel and Paula Hubert	Rocky Mountain Gas and Oil Producers, Inc.	2/4/1972	1779	447	949531	1S	67W	4	Wellbore of the Ehler 44-4 from the surface to the base of the Codell		TOP	SURF	BASE	COD	0.0000	0.0000	0.0000		0.500000	0.800000
COL01762.002	1	Edith B. McClintock and The First National Bank of Denver, Co-Successor Testamentary Trustees of the Estate of T.E. McClintock, Deceased	Martin J. Freedman	2/11/1971	1666	308		1S	67W	4	E2W2 part of		BASE	SUSSEX	BASE	DAKOTA	0.0000	5.2423	5.2423	$ 35,385.53	1.000000	0.794175
COL01762.002	2	Edith B. McClintock and The First National Bank of Denver, Co-Successor Testamentary Trustees of the Estate of T.E. McClintock, Deceased	Martin J. Freedman	2/11/1971	1666	308		1S	67W	4	NENW part of		BASE	SUSSEX	BASE	DAKOTA	16.1579	8.0790	8.0790	$ 54,533.25	1.000000	0.814175

PDC Lease No.	Tract No.	Lessor	Lessee	Rec date	Book	Page	Reception No.	Tshp	Rng	Sec	Description	Other legal description	From	Formation	To	Formation	Gross Acres	Net Acres	Company Net Acres	Allocated Value	Tract WI	Tract NRI
COL01762.002	3	Edith B. McClintock and The First National Bank of Denver, Co-Successor Testamentary Trustees of the Estate of T.E. McClintock, Deceased	Martin J. Freedman	2/11/1971	1666	308		1S	67W	4	NWSE part of		TOP	JSAND	BASE	JSAND	0.0000	2.2000	2.2000		1.000000	0.820425
COL01762.002	4	Edith B. McClintock and The First National Bank of Denver, Co-Successor Testamentary Trustees of the Estate of T.E. McClintock, Deceased	Martin J. Freedman	2/11/1971	1666	308		1S	67W	4	Wellbore of the Seltzer G U 2-4 from the surface to the top of the J Sand		TOP	SURF	TOP	JSAND	0.0000	0.0000	0.0000		1.000000	0.868750
COL01762.002	6	Edith B. McClintock and The First National Bank of Denver, Co-Successor Testamentary Trustees of the Estate of T.E. McClintock, Deceased	Martin J. Freedman	2/11/1971	1666	308		1S	67W	4	Wellbore of the Ehler 44-4 from the surface to the base of the Codell		TOP	SURF	BASE	COD	0.0000	0.0000	0.0000		0.500000	0.800000
COL01762.003	1	Paul E. and Norma L. Edwards	Rocky Mountain Oil and Gas Co.	8/4/1971	1618	71	897590	1S	67W	4	NENW part of		BASE	SUSSEX	BASE	DAKOTA	0.0000	8.0790	8.0790	$ 54,533.25	1.000000	0.814175
COL01983.000	1	John H. Ehler and H. Gayle Ehler, husband and wife	M. E. Thrash	6/2/1970	1602	241		1S	67W	4	NWSE part of		TOP	JSAND	BASE	JSAND	35.6000	35.6000	35.6000		1.000000	0.869175
COL01983.000	2	John H. Ehler and H. Gayle Ehler, husband and wife	M. E. Thrash	6/2/1970	1602	241		1S	67W	4	SESE part of		TOP	JSAND	BASE	JSAND	33.1600	33.1600	33.1600		1.000000	0.869175
COL01983.000	3	John H. Ehler and H. Gayle Ehler, husband and wife	M. E. Thrash	6/2/1970	1602	241		1S	67W	4	Wellbore of the Seltzer G U 2-4 from the surface to the top of the J Sand		TOP	SURF	TOP	JSAND	0.0000	0.0000	0.0000		1.000000	0.875000
COL01983.000	4	John H. Ehler and H. Gayle Ehler, husband and wife	M. E. Thrash	6/2/1970	1602	241		1S	67W	4	Wellbore of the Ehler 44-4 from the surface to the base of the Codell		TOP	SURF	BASE	COD	0.0000	0.0000	0.0000		0.500000	0.800000
COL01984.000	1	Melvin F. Porterfield and Patricia Ann Porterfield, husband and wife	Energy Minerals Corporation	4/30/1975	1990	970		1S	67W	4	SESE part of		TOP	JSAND	BASE	JSAND	5.0100	5.0100	5.0100		1.000000	0.869175
COL01984.000	2	Melvin F. Porterfield and Patricia Ann Porterfield, husband and wife	Energy Minerals Corporation	4/30/1975	1990	970		1S	67W	4	Wellbore of the Seltzer G U 2-4 from the surface to the top of the J Sand		TOP	SURF	TOP	JSAND	0.0000	0.0000	0.0000		1.000000	0.875000
COL01984.000	3	Melvin F. Porterfield and Patricia Ann Porterfield, husband and wife	Energy Minerals Corporation	4/30/1975	1990	970		1S	67W	4	Wellbore of the Ehler 44-4 from the surface to the base of the Codell		TOP	SURF	BASE	COD	0.0000	0.0000	0.0000		0.500000	0.875000
COL01985.000	1	Adams County, a political subdivision of the State of Colorado, acting by and through its duly authorized Boad of County Commissioners	Energy Minerals Corp.	5/20/1975	1995	2		1S	67W	4	SESE part of		TOP	JSAND	BASE	JSAND	1.8300	1.8300	1.8300		1.000000	0.869175
COL01985.000	2	Adams County, a political subdivision of the State of Colorado, acting by and through its duly authorized Boad of County Commissioners	Energy Minerals Corp.	5/20/1975	1995	2		1S	67W	4	Wellbore of the Seltzer G U 2-4 from the surface to the top of the J Sand		TOP	SURF	TOP	JSAND	0.0000	0.0000	0.0000		1.000000	0.875000
COL01985.000	3	Adams County, a political subdivision of the State of Colorado, acting by and through its duly authorized Boad of County Commissioners	Energy Minerals Corp.	5/20/1975	1995	2		1S	67W	4	Wellbore of the Ehler 44-4 from the surface to the base of the Codell		TOP	SURF	BASE	COD	0.0000	0.0000	0.0000		0.500000	0.800000

PDC Lease No.	Tract No.	Lessor	Lessee	Rec date	Book	Page	Reception No.	Tshp	Rng	Sec	Description	Other legal description	From	Formation	To	Formation	Gross Acres	Net Acres	Company Net Acres	Allocated Value	Tract WI	Tract NRI
COL01997.000	1	Signal Reservoir and Irrigation Company	Highlight Drilling Co., Inc.	6/9/1970	1604	126		1S	67W	4	NW part of	Signal Reservoir in NW excluding that part in the NWNW	BASE	SUSSEX	BASE	DAKOTA	57.7000	57.7000	0.0000		0.000000	0.814175
COL01997.000	2	Signal Reservoir and Irrigation Company	Highlight Drilling Co., Inc.	6/9/1970	1604	126		1S	67W	4	NWNW part of	Signal Reservoir in the NWNW	TOP	JSAND	BASE	JSAND	7.8000	7.8000	0.0000		0.000000	0.814175
COL02006.000	1	Bryce L. Bredehoft, Trustee under the Will of George F. Brown, Bryce L Bredehoft, Turstee under the Will of pearl E. Brown, Bryce L. Bredehoft a/k/a Bryce L. Brederhoft	Paul V. Hoovler	12/9/1971	1762	475	944133	1S	67W	6	NWSW		TOP BASE	SURF JSAND	TOP BASE	JSAND DAKOTA	35.0200	35.0200	35.0200	$ 236,385.00	1.000000	0.700000
COL02006.000	2	Bryce L. Bredehoft, Trustee under the Will of George F. Brown, Bryce L Bredehoft, Turstee under the Will of pearl E. Brown, Bryce L. Bredehoft a/k/a Bryce L. Brederhoft	Paul V. Hoovler	12/9/1971	1762	475	944133	1S	67W	6	SWSW part of						27.3620	27.3620	0.0000		0.000000	0.700000
COL02006.000	3	Bryce L. Bredehoft, Trustee under the Will of George F. Brown, Bryce L Bredehoft, Turstee under the Will of pearl E. Brown, Bryce L. Bredehoft a/k/a Bryce L. Brederhoft	Paul V. Hoovler	12/9/1971	1762	475	944133	1S	67W	6	NESW		BASE BASE	SUSSEX JSAND	TOP BASE	JSAND DAKOTA	40.0000	40.0000	40.0000	$ 270,000.00	1.000000	0.700000
COL02006.000	4	Bryce L. Bredehoft, Trustee under the Will of George F. Brown, Bryce L Bredehoft, Turstee under the Will of pearl E. Brown, Bryce L. Bredehoft a/k/a Bryce L. Brederhoft	Paul V. Hoovler	12/9/1971	1762	475	944133	1S	67W	6	SESW part of		BASE BASE	SUSSEX JSAND	TOP BASE	JSAND DAKOTA	26.7000	26.7000	26.7000	$ 180,225.00	1.000000	0.700000
COL02006.000	5	Bryce L. Bredehoft, Trustee under the Will of George F. Brown, Bryce L Bredehoft, Turstee under the Will of pearl E. Brown, Bryce L. Bredehoft a/k/a Bryce L. Brederhoft	Paul V. Hoovler	12/9/1971	1762	475	944133	1S	67W	6	NWSE part of						4.0000	4.0000	0.0000		0.000000	0.690000
COL02007.000	1	Elmer E. Oestman and Kay A. Oestman, his wife	Byron Oil Industries, Inc.	3/2/2010	2322	776	B184519	1S	67W	6	SWSW part of						4.7880	4.7880	0.0000		0.000000	0.845000
COL02007.000	2	Elmer E. Oestman and Kay A. Oestman, his wife	Byron Oil Industries, Inc.	3/2/2010	2322	776	B184519	1S	67W	6	SESW part of						0.1800	0.1800	0.1800	$ 1,215.00	1.000000	0.875000
COL02007.000	3	Elmer E. Oestman and Kay A. Oestman, his wife	Byron Oil Industries, Inc.	3/2/2010	2322	776	B184519	1S	67W	6	SESW part of						0.0720	0.0720	0.0720	$ 486.00	1.000000	0.875000
COL02008.000	1	Arthur G. Egan and Edna Egan	Chaparral Resources, Inc.	10/8/1976	2095	905	B044624	1S	67W	6	SESW part of		BASE BASE	SUSSEX JSAND	TOP BASE	JSAND DAKOTA	13.3000	13.3000	13.3000	$ 89,775.00	1.000000	0.875000
COL02009.000	1	Clayton E. Wyman and Gretta Wyman	Alan J. Byron, d/b/a Byron Oil Industries	12/12/1973	1904	131	25002	1S	67W	6	NWSE part of						31.0000	31.0000	0.0000		0.000000	0.690000
COL02009.000	2	Clayton E. Wyman and Gretta Wyman	Alan J. Byron, d/b/a Byron Oil Industries	12/12/1973	1904	131	25002	1S	67W	6	SWSE part of		TOP BASE	SURF JSAND	TOP BASE	JSAND DAKOTA	35.0000	35.0000	35.0000	$ 236,250.00	1.000000	0.690000
COL02009.000	3	Clayton E. Wyman and Gretta Wyman	Alan J. Byron, d/b/a Byron Oil Industries	12/12/1973	1904	131	25002	1S	67W	6	SESE		TOP BASE	SURF JSAND	TOP BASE	JSAND DAKOTA	40.0000	40.0000	40.0000	$ 270,000.00	1.000000	0.690000
COL02009.000	4	Clayton E. Wyman and Gretta Wyman	Alan J. Byron, d/b/a Byron Oil Industries	12/12/1973	1904	131	25002	1S	67W	6	NESE		BASE BASE	SUSSEX JSAND	TOP BASE	JSAND DAKOTA	40.0000	40.0000	40.0000	$ 270,000.00	1.000000	0.690000
COL02010.000	1	Casper Sack and Molly Sack, husband and wife	T. S. Pace	4/2/1970	1588	224	887712	1S	67W	6	NWSE part of						5.0000	5.0000	0.0000		0.000000	0.690000

PDC Lease No.	Tract No.	Lessor	Lessee	Rec date	Book	Page	Reception No.	Tshp	Rng	Sec	Description	Other legal description	From	Formation	To	Formation	Gross Acres	Net Acres	Company Net Acres	Allocated Value	Tract WI	Tract NRI
COL02010.000	2	Casper Sack and Molly Sack, husband and wife	T. S. Pace	4/2/1970	1588	224	887712	1S	67W	6	SWSE part of		TOP BASE	SURF JSAND	TOP BASE	JSAND DAKOTA	5.0000	5.0000	5.0000	$ 33,750.00	1.000000	0.690000
COL02010.000	3	Casper Sack and Molly Sack, husband and wife	T. S. Pace	4/2/1970	1588	224	887712	1S	67W	6	S2NW		TOP	SUSSEX	BASE	DAKOTA	74.6800	74.6800	74.6800	$ 504,090.00	1.000000	0.782500
COL02011.001	1	James A. Corcilius and Lydia M. Corcilius, husband and wife	Paul V. Hoovler	3/15/1971	1675	345	916182	1S	67W	6	N2NW part of	Lot 1 Corcilius Acres	TOP	SUSSEX	BASE	DAKOTA	5.6300	2.8150	2.8150	$ 19,001.25	1.000000	0.752500
COL02011.001	2	James A. Corcilius and Lydia M. Corcilius, husband and wife	Paul V. Hoovler	3/15/1971	1675	345	916182	1S	67W	6	N2NW part of	Lot 2 Corcilius Acres	TOP	SUSSEX	BASE	DAKOTA	10.2300	5.1150	5.1150	$ 34,526.25	1.000000	0.752500
COL02011.001	3	James A. Corcilius and Lydia M. Corcilius, husband and wife	Paul V. Hoovler	3/15/1971	1675	345	916182	1S	67W	6	N2NW part of	North 45 feet of Lot 3 Corcilius Acres	TOP	SUSSEX	BASE	DAKOTA	0.3900	0.1950	0.1950	$ 1,316.25	1.000000	0.752500
COL02011.001	4	James A. Corcilius and Lydia M. Corcilius, husband and wife	Paul V. Hoovler	3/15/1971	1675	345	916182	1S	67W	6	N2NW part of	Lot 3 Corcilius Acress less North 45 feet	TOP	SUSSEX	BASE	DAKOTA	9.8100	4.9050	4.9050	$ 33,108.75	1.000000	0.752500
COL02011.001	5	James A. Corcilius and Lydia M. Corcilius, husband and wife	Paul V. Hoovler	3/15/1971	1675	345	916182	1S	67W	6	N2NW part of	Lot 4 Corcilius Acres	TOP	SUSSEX	BASE	DAKOTA	10.1800	5.0900	5.0900	$ 34,357.50	1.000000	0.752500
COL02011.001	6	James A. Corcilius and Lydia M. Corcilius, husband and wife	Paul V. Hoovler	3/15/1971	1675	345	916182	1S	67W	6	N2NW part of	Lot 5 Corcilius Acres	TOP	SUSSEX	BASE	DAKOTA	10.1500	5.0750	5.0750	$ 34,256.25	1.000000	0.752500
COL02011.001	7	James A. Corcilius and Lydia M. Corcilius, husband and wife	Paul V. Hoovler	3/15/1971	1675	345	916182	1S	67W	6	N2NW part of	Lot 6 Corcilius Acres	TOP	SUSSEX	BASE	DAKOTA	10.1300	5.0650	5.0650	$ 34,188.75	1.000000	0.752500
COL02011.001	8	James A. Corcilius and Lydia M. Corcilius, husband and wife	Paul V. Hoovler	3/15/1971	1675	345	916182	1S	67W	6	N2NW part of	Lot 7 Corcilius Acres	TOP	SUSSEX	BASE	DAKOTA	10.2200	5.1100	5.1100	$ 34,492.50	1.000000	0.752500
COL02011.002	1	Lucy V. Trujillo	Paul V. Hoovler	5/10/1971	1696	423	922923	1S	67W	6	N2NW part of	Lot 1 Corcilius Acres	TOP	SUSSEX	BASE	DAKOTA	0.0000	2.8150	2.8150	$ 19,001.25	1.000000	0.752500
COL02011.002	2	Lucy V. Trujillo	Paul V. Hoovler	5/20/1971	1696	423	922923	1S	67W	6	N2NW part of	Lot 2 Corcilius Acres	TOP	SUSSEX	BASE	DAKOTA	0.0000	5.1150	5.1150	$ 34,526.25	1.000000	0.752500
COL02011.002	3	Lucy V. Trujillo	Paul V. Hoovler	5/20/1971	1696	423	922923	1S	67W	6	N2NW part of	North 45 feet of Lot 3 Corcilius Acres	TOP	SUSSEX	BASE	DAKOTA	0.0000	0.1950	0.1950	$ 1,316.25	1.000000	0.752500
COL02011.002	4	Lucy V. Trujillo	Paul V. Hoovler	5/20/1971	1696	423	922923	1S	67W	6	N2NW part of	Lot 3 Corcilius Acress less North 45 feet	TOP	SUSSEX	BASE	DAKOTA	0.0000	4.9050	4.9050	$ 33,108.75	1.000000	0.752500
COL02011.002	5	Lucy V. Trujillo	Paul V. Hoovler	5/20/1971	1696	423	922923	1S	67W	6	N2NW part of	Lot 4 Corcilius Acres	TOP	SUSSEX	BASE	DAKOTA	0.0000	5.0900	5.0900	$ 34,357.50	1.000000	0.752500
COL02011.002	6	Lucy V. Trujillo	Paul V. Hoovler	5/20/1971	1696	423	922923	1S	67W	6	N2NW part of	Lot 5 Corcilius Acres	TOP	SUSSEX	BASE	DAKOTA	0.0000	5.0750	5.0750	$ 34,256.25	1.000000	0.752500
COL02011.002	7	Lucy V. Trujillo	Paul V. Hoovler	5/20/1971	1696	423	922923	1S	67W	6	N2NW part of	Lot 6 Corcilius Acres	TOP	SUSSEX	BASE	DAKOTA	0.0000	5.0650	5.0650	$ 34,188.75	1.000000	0.752500
COL02011.002	8	Lucy V. Trujillo	Paul V. Hoovler	5/20/1971	1696	423	922923	1S	67W	6	N2NW part of	Lot 7 Corcilius Acres	TOP	SUSSEX	BASE	DAKOTA	0.0000	5.1100	5.1100	$ 34,492.50	1.000000	0.752500
COL02012.000	1	Albert Sack and Ann V. Sack, husband and wife	T. S. Pace	2/2/1970	1588	230	887715	1S	67W	6	SENE						40.0000	40.0000	0.0000		0.000000	0.875000
COL02012.000	2	Albert Sack and Ann V. Sack, husband and wife	T. S. Pace	2/2/1970	1588	230	887715	1S	67W	6	NENE part of						33.0940	33.0940	0.0000		0.000000	0.875000
COL02012.000	3	Albert Sack and Ann V. Sack, husband and wife	T. S. Pace	2/2/1970	1588	230	887715	1S	67W	6	W2NE part of						75.1560	75.1560	0.0000		0.000000	0.875000
COL02013.000	1	Katherine H. Sack and George E. Sack	Amoco Production Company	2/25/1975	1979	275	A071747	1S	67W	6	NENE part of	aka Tracts 6 and 7 of COT01351					2.0660	2.0660	0.0000		0.000000	0.875000
COL01561.000	1V1	Front Range Investment Corporation of Colorado	Rocky Mountain Oil & Gas Company	1/7/1971	1657	61	910296	1S	67W	8	E2NE		TOP	DAKOTA	BASE	DAKOTA	0.0000		0.0000		1.000000	0.788350
COL01561.000	3	Front Range Investment Corporation of Colorado	Rocky Mountain Oil & Gas Company	1/7/1971	1657	61	910296	1S	67W	8	W2NE		TOP	DAKOTA	BASE	DAKOTA	80.0000	80.0000	80.0000		1.000000	0.788350

PDC Lease No.	Tract No.	Lessor	Lessee	Rec date	Book	Page	Reception No.	Tshp	Rng	Sec	Description	Other legal description	From	Formation	To	Formation	Gross Acres	Net Acres	Company Net Acres	Allocated Value	Tract WI	Tract NRI
COL02060.000	1	First Interstate Bank of Denver, Successor Trustee of Joseph A. Leisle	Martinex Corporation	1/30/1985	2962	432	R552153	1S	67W	8	NE		BASE	SUSSEX	BASE	DAKOTA	160.0000	160.0000	160.0000	$ 1,080,000.00	1.000000	0.823950
COL01561.000	1	Front Range Investment Corporation of Colorado	Rocky Mountain Oil & Gas Company	1/7/1971	1657	61	910296	1S	67W	18	E2NE		TOP	SURF	TOP	DAKOTA	80.0000	80.0000	40.0000	$ 120,000.00	0.500000	0.788350
COL02040.000	1	Anthony Palizzi and Vera L. Palizzi, husband and wife	Dan H. Sebastian	3/16/1972	1676	74	916326	1S	67W	18	SW part of		TOP	SURF	BASE	JSAND	10.7200	10.7200	2.0100	$ 6,030.00	0.187500	0.752500
COL02041.000	1	Robert M. Willsey and Patricia J. Willsey, husband and wife	Dan H. Sebastian	3/16/1972	1676	69	916324	1S	67W	18	SW part of	two parcels; B contains 8.78 acres, C contains 2.00 acres.	TOP	JSAND	BASE	JSAND	9.4900	9.4900	1.7794		0.187500	0.752500
COL02042.000	1	Frank Vernon Van Deusen and Gertrude M. Van Deusen, husband and wife	Dan H. Sebastian	3/23/1971	1678	107	917015	1S	67W	18	SW part of		TOP	JSAND	BASE	JSAND	22.4100	22.4100	4.2019		0.187500	0.752500
COL02043.000	1	Donald Van Duesen and Barbara L. Van Deusen	Dan H. Sebastian	3/23/1971	1678	110	917016	1S	67W	18	SW part of		TOP	JSAND	BASE	JSAND	2.5600	2.5600	0.4800		0.187500	0.752500
COL02044.000	1	Adams County Board of Commissioners	The Anschutz Corporation, Inc.	3/12/1971	1683	357	918821	1S	67W	18	SW part of	Lot 21, Block 1 Layton Subdivision	TOP	JSAND	BASE	JSAND	5.1200	5.1200	0.9600		0.187500	0.815000
COL02045.000	1	Lauren C. Strassburg and Janice K. Strassburg, husband and wife	Dan H. Sebastian	2/2/1971	1663	404	912370	1S	67W	18	SW part of	Lots 13, 14, 15,& 16, Block 2 Layton Subdivision	TOP	JSAND	BASE	JSAND	5.0200	5.0200	0.9412		0.187500	0.752500
COL02046.000	1	Munir F. Ibrahim and Ardella N. Ibrahim	The Anschutz Corporation, Inc.	5/1/1971	1691	198	921184	1S	67W	18	SW part of	Lot 21, Block 1 Layton Subdivision	TOP	JSAND	BASE	JSAND	11.0700	11.0700	2.0756		0.187500	0.815000
COL02047.000	1	Donald J. Shelley and Patricia Jo Anne Shelly (sic), husband and wife	Dan H. Sebastian	2/2/1971	1663	414	912376	1S	67W	18	SW part of	Lots 5, 6, 7, 8, Block 1 Layton Subdivision	TOP	JSAND	BASE	JSAND	4.8800	4.8800	0.9150		0.187500	0.752500
COL02048.000	1	Louis A. Caricato and Bette Jean Caricato, husband and wife	Dan H. Sebastian	3/16/1971	1676	78	916328	1S	67W	18	SW part of	Lots 9-12, Block 1, Layton Subdivision	TOP	JSAND	BASE	JSAND	5.0700	5.0700	0.9506		0.187500	0.752500
COL02049.000	1	Joe A. Holeman and Ione S. Holeman, husband and wife	Dan H. Sebastian	2/2/1971	1663	411	912374	1S	67W	18	SW part of	Lots 1-4, Block 1, Layton Subdivision	TOP	JSAND	BASE	JSAND	5.2300	5.2300	0.9806		0.187500	0.752500
COL02050.000	1	Samuel L. Dunham and Carma J. Dunham, husband and wife	Dan H. Sebastian	2/2/1971	1663	401	912368	1S	67W	18	SW part of	Lots 5-8, Block 2, Layton Subdivision	TOP	JSAND	BASE	JSAND	5.0700	5.0700	0.9506		0.187500	0.752500
COL02051.000	1	Charles D. Hoyt and Jeannette L. Hoyt, husband and wife	Dan H. Sebastian	2/2/1971	1663	408	912372	1S	67W	18	SW part of	Lots 1-4, Block 2, Layton Subdivision	TOP	JSAND	BASE	JSAND	5.0300	5.0300	0.9431		0.187500	0.752500
COL02052.000	1	Teryl J. Richman and Carylon J. Richman, husband and wife	Dan H. Sebastian	2/2/1971	1663	421	912379	1S	67W	18	SW part of	Lots 9-11, Block 2, Layton Subdivision	TOP	JSAND	BASE	JSAND	5.0300	5.0300	0.9431		0.187500	0.752500
COL02053.000	1	D. George Layton and Edna E. Layton, husband and wife	Dan H. Sebastian	3/16/1971	1676	63	916322	1S	67W	18	SW part of	Excludes Layton Subdivision	TOP	JSAND	BASE	JSAND	47.7900	47.7900	8.9606		0.187500	0.752500
COL02054.000	1	Gary H. Weber, et ux	Crest Oil and Gas Company		1864		652653	1S	67W	18	SW part of	Lots 17 - 20 Block 1 Layton Subdivision	TOP	JSAND	BASE	JSAND	5.4700	5.4700	1.0256		0.187500	0.815000
COL02055.000	1	D. George Layton, et ux	Crest Oil and Gas Company					1S	67W	18	SW part of	No acreage specified	TOP	JSAND	BASE	JSAND	0.0000	0.0000	0.0000		0.187500	0.815000

PDC Lease No.	Tract No.	Lessor	Lessee	Rec date	Book	Page	Reception No.	Tshp	Rng	Sec	Description	Other legal description	From	Formation	To	Formation	Gross Acres	Net Acres	Company Net Acres	Allocated Value	Tract WI	Tract NRI
COL02174.000	1	Francis I. Tsuzuki and Calvin C. McGregor	Sands-American Corp.	6/18/1973	1870	392		1S	67W	28	NE part of	except the North 30 feet for road purposes and except the East 30 feet for road purposes and except property described in Book 906, page 68; Book 1088, page 514 and Book 1159, page 446	TOP	JSAND	BASE	JSAND	150.0000	150.0000	150.0000		1.000000	0.789913
COL00461.001	1	Lillian H. Hill	Petrogulf Energy Company	5/24/1982	2646	667	378777	1S	68W	15	NENW and that part of the N/2NE/4 North and West of the Right-Of-Way of the Bull Canal						120.0000	24.0000	1.6493	$ 824.65	6.872250%	6.013219%
COL00461.002	1	Avice H. Kerr	Petrogulf Energy Company	5/24/1982	2646	660	378774	1S	68W	15	NENW and that part of the N/2NE/4 North and West of the Right-Of-Way of the Bull Canal						120.0000	24.0000	1.6493	$ 824.65	6.872250%	6.013219%
COL00461.003	1	Darrell R. and Mary Doughty	Petrogulf Energy Company	7/22/1982	2663	270	388069	1S	68W	15	NENW and that part of the N/2NE/4 North and West of the Right-Of-Way of the Bull Canal						120.0000	24.0000	1.6493	$ 824.65	6.872250%	6.013219%
COL00461.004	1	James L. Reese and Dorey Reese	Petrogulf Energy Company	7/22/1982	2663	261	388065	1S	68W	15	NENW and that part of the N/2NE/4 North and West of the Right-Of-Way of the Bull Canal						120.0000	24.0000	1.6493	$ 824.65	6.872250%	6.013219%
COL00461.005	1	Solon E. Thornton and Mildred Thornton	Petrogulf Energy Company	7/13/1982	2660	273	386464	1S	68W	15	NENW and that part of the N/2NE/4 North and West of the Right-Of-Way of the Bull Canal						120.0000	24.0000	1.6493	$ 824.65	6.872250%	6.013219%
COL00462.000	1	Norma C. Mathena, Robert G. Bolton and Mary M. Weigandt	Petrogulf Energy Company	6/1/1982	2648	770	379880	1S	68W	15	The NWNW, and a tract of land described by metes and bounds						47.0000	47.0000	3.2300	$ 1,615.00	6.872250%	5.841413%
COL00472.000	1	Milton W. Fonay and Virginia M. Fonay, husband and wife	Vessels Oil & Gas Company	2/21/1990	3644	806	927006	1S	68W	22	S2NW						80.0000	80.0000	16.9598	$ 5,750.78	0.211998	0.800000
COL01973.000	1	Lawrence E. and Donna M. Wailes, husband and wife	Macey & Mershon Oil Inc.	3/31/1982	2633	289	371009	2S	63W	8	NE		TOP	SURF	BASE	JSAND	160.0000	160.0000	160.0000		1.000000	0.807500
COL01974.000	1	Lawrence E. and Donna M. Wailes, husband and wife	Macey & Mershon Oil Inc.	3/31/1982	2633	285	371008	2S	63W	8	SE		TOP	SURF	BASE	JSAND	160.0000	160.0000	160.0000		1.000000	0.807500
COL01749.000	1	Union Pacific Railroad Company	Pan American Petroleum Corporation		1623	66	899245	2S	64W	15	S2		TOP	DSAND	BASE	JSAND	320.0000	320.0000	320.0000		1.000000	0.740000
COL01749.000	1V1	Union Pacific Railroad Company	Pan American Petroleum Corporation		1623	66	899245	2S	64W	15	Wellbore of the Mundell 24-15		TOP	DSAND	BASE	JSAND	0.0000		0.0000		0.499000	0.740000
COL01978.001	1	James M. Wortz, a married man dealing with his sole separate property	William Urban Jr.	4/6/1982	2634	496	371691	2S	64W	22	NENW		TOP	SURF	BASE	JSAND	40.0000	5.0000	5.0000		1.000000	0.842500
COL01978.001	2	James M. Wortz, a married man dealing with his sole separate property	William Urban Jr.	4/6/1982	2634	496	371691	2S	64W	22	NWNW		TOP	SURF	BASE	JSAND	40.0000	5.0000	5.0000		1.000000	0.842500
COL01978.001	3	James M. Wortz, a married man dealing with his sole separate property	William Urban Jr.	4/6/1982	2634	496	371691	2S	64W	22	SWNW		TOP	SURF	BASE	JSAND	40.0000	5.0000	5.0000		1.000000	0.842500

PDC Lease No.	Tract No.	Lessor	Lessee	Rec date	Book	Page	Reception No.	Tshp	Rng	Sec	Description	Other legal description	From	Formation	To	Formation	Gross Acres	Net Acres	Company Net Acres	Allocated Value	Tract WI	Tract NRI
COL01978.001	4	James M. Wortz, a married man dealing with his sole separate property	William Urban Jr.	4/6/1982	2634	496	371691	2S	64W	22	SENW		TOP	SURF	BASE	JSAND	40.0000	5.0000	5.0000		1.000000	0.842500
COL01978.002	1	Ada McCauley Hill, widow of George A. Hill	William Urban Jr.	4/16/1982	2637	94		2S	64W	22	NENW		TOP	SURF	BASE	JSAND	0.0000	5.0000	5.0000		1.000000	0.842500
COL01978.002	2	Ada McCauley Hill, widow of George A. Hill	William Urban Jr.	4/16/1982	2637	94		2S	64W	22	NWNW		TOP	SURF	BASE	JSAND	0.0000	5.0000	5.0000		1.000000	0.842500
COL01978.002	3	Ada McCauley Hill, widow of George A. Hill	William Urban Jr.	4/16/1982	2637	94		2S	64W	22	SWNW		TOP	SURF	BASE	JSAND	0.0000	5.0000	5.0000		1.000000	0.842500
COL01978.002	4	Ada McCauley Hill, widow of George A. Hill	William Urban Jr.	4/16/1982	2637	94		2S	64W	22	SENW		TOP	SURF	BASE	JSAND	0.0000	5.0000	5.0000		1.000000	0.842500
COL01978.003	1	James H. Wortz, a/k/a James Worts, and Eleanor Thrompson Wortz, husband and wife	Macey & Mershon Oil Inc.	7/7/1982	2658	856		2S	64W	22	NENW		TOP	SURF	BASE	JSAND	0.0000	5.0000	5.0000		1.000000	0.767500
COL01978.003	2	James H. Wortz, a/k/a James Worts, and Eleanor Thrompson Wortz, husband and wife	Macey & Mershon Oil Inc.	7/7/1982	2658	856		2S	64W	22	NWNW		TOP	SURF	BASE	JSAND	0.0000	5.0000	5.0000		1.000000	0.767500
COL01978.003	3	James H. Wortz, a/k/a James Worts, and Eleanor Thrompson Wortz, husband and wife	Macey & Mershon Oil Inc.	7/7/1982	2658	856		2S	64W	22	SWNW		TOP	SURF	BASE	JSAND	0.0000	5.0000	5.0000		1.000000	0.767500
COL01978.003	4	James H. Wortz, a/k/a James Worts, and Eleanor Thrompson Wortz, husband and wife	Macey & Mershon Oil Inc.	7/7/1982	2658	856		2S	64W	22	SENW		TOP	SURF	BASE	JSAND	0.0000	5.0000	5.0000		1.000000	0.767500
COL01978.004	1	Charles S. Thompson, a/k/a Santford Thompson, a married man dealing in his sole and separate property	Macey & Mershon Oil Inc.	7/7/1982	2658	852	385610	2S	64W	22	NENW		TOP	SURF	BASE	JSAND	0.0000	5.0000	5.0000		1.000000	0.767500
COL01978.004	2	Charles S. Thompson, a/k/a Santford Thompson, a married man dealing in his sole and separate property	Macey & Mershon Oil Inc.	7/7/1982	2658	852		2S	64W	22	NWNW		TOP	SURF	BASE	JSAND	0.0000	5.0000	5.0000		1.000000	0.767500
COL01978.004	3	Charles S. Thompson, a/k/a Santford Thompson, a married man dealing in his sole and separate property	Macey & Mershon Oil Inc.	7/7/1982	2658	852		2S	64W	22	SWNW		TOP	SURF	BASE	JSAND	0.0000	5.0000	5.0000		1.000000	0.767500
COL01978.004	4	Charles S. Thompson, a/k/a Santford Thompson, a married man dealing in his sole and separate property	Macey & Mershon Oil Inc.	7/7/1982	2658	852		2S	64W	22	SENW		TOP	SURF	BASE	JSAND	0.0000	5.0000	5.0000		1.000000	0.767500
COL01978.005	1	John W. Hassell and Mary K. Hassell, husband and wife	Macey & Mershon Oil Inc.	7/7/1982	2658	860		2S	64W	22	NENW		TOP	SURF	BASE	JSAND	0.0000	10.0000	10.0000		1.000000	0.767500
COL01978.005	2	John W. Hassell and Mary K. Hassell, husband and wife	Macey & Mershon Oil Inc.	7/7/1982	2658	860		2S	64W	22	NWNW		TOP	SURF	BASE	JSAND	0.0000	10.0000	10.0000		1.000000	0.767500
COL01978.005	3	John W. Hassell and Mary K. Hassell, husband and wife	Macey & Mershon Oil Inc.	7/7/1982	2658	860		2S	64W	22	SWNW		TOP	SURF	BASE	JSAND	0.0000	10.0000	10.0000		1.000000	0.767500
COL01978.005	4	John W. Hassell and Mary K. Hassell, husband and wife	Macey & Mershon Oil Inc.	7/7/1982	2658	860		2S	64W	22	SENW		TOP	SURF	BASE	JSAND	0.0000	10.0000	10.0000		1.000000	0.767500
COL01978.006	1	Edith D. Marlatt and Ira Marlatt, wife and husband	W.B. Macey and Paul M. Mershon, Jr., as Trustee under the Paul M. Mershon, Jr. Trust dated May 4, 1982, Paul M. Mershon, Jr., Beneficiary	4/26/1983	2739	586		2S	64W	22	NENW		TOP	SURF	BASE	JSAND	0.0000	10.0000	10.0000		1.000000	0.732500

PDC Lease No.	Tract No.	Lessor	Lessee	Rec date	Book	Page	Reception No.	Tshp	Rng	Sec	Description	Other legal description	From	Formation	To	Formation	Gross Acres	Net Acres	Company Net Acres	Allocated Value	Tract WI	Tract NRI
COL01978.006	2	Edith D. Marlatt and Ira Marlatt, wife and husband	W.B. Macey and Paul M. Mershon, Jr., as Trustee under the Paul M. Mershon, Jr. Trust dated May 4, 1982, Paul M. Mershon, Jr., Beneficiary	4/26/1983	2739	586		2S	64W	22	NWNW		TOP	SURF	BASE	JSAND	0.0000	10.0000	10.0000		1.000000	0.732500
COL01978.006	3	Edith D. Marlatt and Ira Marlatt, wife and husband	W.B. Macey and Paul M. Mershon, Jr., as Trustee under the Paul M. Mershon, Jr. Trust dated May 4, 1982, Paul M. Mershon, Jr., Beneficiary	4/26/1983	2739	586		2S	64W	22	SWNW		TOP	SURF	BASE	JSAND	0.0000	10.0000	10.0000		1.000000	0.732500
COL01978.006	4	Edith D. Marlatt and Ira Marlatt, wife and husband	W.B. Macey and Paul M. Mershon, Jr., as Trustee under the Paul M. Mershon, Jr. Trust dated May 4, 1982, Paul M. Mershon, Jr., Beneficiary	4/26/1983	2739	586		2S	64W	22	SENW		TOP	SURF	BASE	JSAND	0.0000	10.0000	10.0000		1.000000	0.732500
COL01980.000	1	The Smith Farms, a partnership	C. K. Hoefle, Inc.	8/27/1991	3810	435		2S	64W	22	NESW		TOP	SURF	BASE	JSAND	40.0000	40.0000	24.0000		0.600000	0.812500
COL01980.000	2	The Smith Farms, a partnership	C. K. Hoefle, Inc.	8/27/1991	3810	435		2S	64W	22	NWSW		TOP	SURF	BASE	JSAND	40.0000	40.0000	24.0000		0.600000	0.812500
COL01980.000	3	The Smith Farms, a partnership	C. K. Hoefle, Inc.	8/27/1991	3810	435		2S	64W	22	SWSW		TOP	SURF	BASE	JSAND	40.0000	40.0000	24.0000		0.600000	0.812500
COL01980.000	4	The Smith Farms, a partnership	C. K. Hoefle, Inc.	8/27/1991	3810	435		2S	64W	22	SESW		TOP	SURF	BASE	JSAND	40.0000	40.0000	24.0000		0.600000	0.812500
COL01980.000	5	The Smith Farms, a partnership	C. K. Hoefle, Inc.	8/27/1991	3810	435		2S	64W	22	NWNE		TOP	SURF	BASE	JSAND	40.0000	40.0000	24.0000		0.600000	0.812500
COL01981.001	1	Kalcevic Farms Inc.	C. K. Hoefle, Inc.	8/27/1991	3810	440		2S	64W	22	SWSE		TOP	SURF	BASE	JSAND	40.0000	20.0000	12.0000		0.600000	0.812500
COL01981.001	2	Kalcevic Farms Inc.	C. K. Hoefle, Inc.	8/27/1991	3810	440		2S	64W	22	SESE		TOP	SURF	BASE	JSAND	40.0000	20.0000	12.0000		0.600000	0.812500
COL01981.002	1	Robert E. Halverson, a married man dealing in his sole and separate property	C. K. Hoefle, Inc.	8/27/1991	3810	444		2S	64W	22	SWSE		TOP	SURF	BASE	JSAND	0.0000	10.0000	6.0000		0.600000	0.812500
COL01981.002	2	Robert E. Halverson, a married man dealing in his sole and separate property	C. K. Hoefle, Inc.	8/27/1991	3810	444		2S	64W	22	SESE		TOP	SURF	BASE	JSAND	0.0000	10.0000	6.0000		0.600000	0.812500
COL01981.003	1	Raymond D. Halverson, a single man	C. K. Hoefle, Inc.	8/27/1991	3810	442		2S	64W	22	SWSE		TOP	SURF	BASE	JSAND	0.0000	10.0000	6.0000		0.600000	0.812500
COL01981.003	2	Raymond D. Halverson, a single man	C. K. Hoefle, Inc.	8/27/1991	3810	442		2S	64W	22	SESE		TOP	SURF	BASE	JSAND	0.0000	10.0000	6.0000		0.600000	0.812500
COL02177.000	1	Joe Martin and Leta M. Martin, husband and wife	Koch Industries, Inc.	2/24/1970	1579	263	881969	2S	66W	2	SW						160.0000	160.0000	70.0000		0.437500	0.750625
COL01970.001	1	Herbert H. Champlin	North American Resources Company	7/6/1995	4541	902	C0086538	3S	64W	8	W2SW part of		TOP	SURF	BASE	JSAND	70.3510	46.9007	46.9007		1.000000	0.812500
COL01970.002	1	Jack D. Danford	North American Resources Company	6/19/1995	4532	380	C0082342	3S	64W	8	W2SW part of		TOP	SURF	BASE	JSAND	0.0000	23.4503	23.4503		1.000000	0.812500
COL01971.000	1	Danford-Champlin Farms, Ltd.	North American Resources Company	6/19/1995	4532	383	C0082343	3S	64W	8	W2SW part of		TOP	JSAND	BASE	JSAND	9.1940	9.1940	9.1940		1.000000	0.812500
COL01972.000	1	The Board of County Commissioners, County of Adams, State of Colorado	North American Resources Company	7/6/1995	4541	899	C0086537	3S	64W	8	W2SW part of	The north 15 feet of the south 45 feet	TOP	JSAND	BASE	JSAND	0.4550	0.4550	0.4550		1.000000	0.875000

PDC Lease No.	Tract No.	Lessor	Lessee	Rec date	Book	Page	Reception No.	Tshp	Rng	Sec	Description	Other legal description	From	Formation	To	Formation	Gross Acres	Net Acres	Company Net Acres	Allocated Value	Tract WI	Tract NRI
COL01972.000	2	The Board of County Commissioners, County of Adams, State of Colorado	North American Resources Company	7/6/1995	4541	899	C0086537	3S	64W	8	E2SW part of	The north 15 feet of the south 45 feet	TOP	JSAND	BASE	JSAND	0.5170	0.5170	0.5170		1.000000	0.875000

																				$ 6,000,000.00

Schedule 3.2
Preferential Rights and Consents

None

Schedule 6.1(g)
Hydrocarbon Sales Contracts

Contract Number	Agreement Type	Date	Buyer	Seller
K8396	Gas Gathering Agreement	1/14/2008	Kerr-McGee Gathering LLC	Merit Energy Company
K9152	Gas Purchase and Sale Agreement	6/1/1986	Vessels Gas Processing, LTD.	Vessels Oil & Gas Company
K9153	Gas Processing Agreement	6/1/1984	Koch Hydrocarbon Company	Rock Oil Corporation
K9154	Gas Purchase and Sale Agreement	8/1/1995	Vessels Gas Processing, LTD.	Bataa Oil
K9170	Gas Processing Agreement	10/1/1997	North American Resources Company	Bataa Oil, Inc.
G-059	Gas Purchase and Processing Agreement	8/27/1992	Associated Natural Gas, Inc.	Western Production Company
G-064	Gas Purchase and Processing Agreement	7/7/1994	Associated Natural Gas, Inc.	Byron Oil Industries, Inc.
G-068	Gas Gathering and Processing Agreement	7/9/1992	Associated Natural Gas, Inc.	North American Resources Company
G-114	Gas Purchase and Processing Agreement	4/24/1991	Associated Natural Gas, Inc.	Western Production Company

Schedule 6.1(h)
Compliance with Law

	API	Facility Name	Operator Name	Status	Field Name/	Location	Comments	Estimated Cost
WELL	05-001-07810	CHAPMAN 1	PDC ENERGY INC	PR	JAMBOREE	NWSE 28 1S 64W 6	active remediation -anticipated closure unknown	$375,000
WELL	05-001-09379	EHLER 44-4	PDC ENERGY INC	PR	WATTENBERG	SESE 4 1S 67W 6	oil dumpline failure	$80,536
WELL	05-001-09564	GUTHRIE 12-2	PDC ENERGY INC	PR	WATTENBERG	SWNW 2 1S 67W 6	failed water flowline integrity	$96,562
WELL	05-001-09578	SACK 11, 12, 23-6	PDC ENERGY INC	PR	SPINDLE	SENW 6 1S 67W 6	active remediation - 1/2018	$4,800
WELL	05-001-09025	SELTZER G U 2-4	PDC ENERGY INC	PR	WATTENBERG	NWSE 4 1S 67W 6	active remediation	$31,400

							total	$588,298

Schedule 6.1(j)
Pending Operations

None

Schedule 6.1(p)
Plugging and Abandonment (i) or Notices of Non-Compliance (ii)

Well Name	API No.	PDC Cost Center No.	County	Twn	Rng	Sec	Qtr/Qtr	Spacing	Status	Operator	Comment
Pluggin and Abandonment (i)
Seltzer G U 2-4	05-001-09025	105.902636	ADAMS	1S	67W	4	NWSE	J Sand spaced SE4	Producing	PDC Energy, Inc.	Previously identified as a P/A candidate. Pending AFE routed but never approved. Well currently producing
Notices of Non-Compliance (ii)
None											Seller has not received any Notices of Non-Compliance or violations from the COGCC on wells set forth on Exhibit B